UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06526

The Boston Trust & Walden Funds
(Exact name of registrant as specified in charter)

One Beacon Street, Boston MA			02108
(Address of principal executive offices)			(Zip code)

4400 Easton Commons, Columbus, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-282-8782

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2017

Item 1. Reports to Stockholders.

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Annual Report December 31, 2017

Table of Contents

Economic and Market Summary	3

Boston Trust Asset Management Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	12
Financial Statements	14
Financial Highlights	16

Boston Trust Equity Fund
Manager Commentary	4
Investment Performance	5
Schedule of Portfolio Investments	17
Financial Statements	18
Financial Highlights	20

Boston Trust Midcap Fund
Manager Commentary	6
Investment Performance	7
Schedule of Portfolio Investments	21
Financial Statements	22
Financial Highlights	24

Boston Trust SMID Cap Fund
Manager Commentary	8
Investment Performance	9
Schedule of Portfolio Investments	25
Financial Statements	26
Financial Highlights	28

Boston Trust Small Cap Fund
Manager Commentary	10
Investment Performance	11
Schedule of Portfolio Investments	29
Financial Statements	30
Financial Highlights	32

Environmental, Social, and Governance Research and Engagement Update (Annual Impact Report)	34

Walden Asset Management Fund
Manager Commentary	42
Investment Performance	43
Schedule of Portfolio Investments	52
Financial Statements	54
Financial Highlights	56

Walden Equity Fund
Manager Commentary	42
Investment Performance	43
Schedule of Portfolio Investments	57
Financial Statements	59
Financial Highlights	60

Walden Midcap Fund
Manager Commentary	44
Investment Performance	45
Schedule of Portfolio Investments	61
Financial Statements	62
Financial Highlights	64

Walden SMID Cap Fund
Manager Commentary	46
Investment Performance	47
Schedule of Portfolio Investments	65
Financial Statements	66
Financial Highlights	68

Walden Small Cap Fund
Manager Commentary	48
Investment Performance	49
Schedule of Portfolio Investments	69
Financial Statements	70
Financial Highlights	72

Walden International Equity Fund
Manager Commentary	50
Investment Performance	51
Schedule of Portfolio Investments	73
Financial Statements	75
Financial Highlights	77

Notes to Financial Statements	78
Report of Independent Public Accounting Firm	86
Supplementary Information	87
Investment Adviser Contract Approval	92
Information About Trustees and Officers	94

Boston Trust Investment Management, Inc. (BTIM), a subsidiary of Boston Trust & Investment Management Company, serves as investment adviser (the Adviser) to The Boston Trust & Walden Funds and receives a fee for its services. Boston Trust & Investment Management Company provides certain administrative, operational, and investment support functions for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Funds are not deposits of, obligations of, or guaranteed by BTIM or its affiliates, nor are they federally insured by the FDIC. Investments in the Funds involve investment risks, including the possible loss of principal. Funds are distributed by Foreside Financial Services, LLC.

The foregoing information and opinions are for general information only. Boston Trust & Walden Funds and BTIM do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice. Portfolio composition is as of December 31, 2017 and is subject to change without notice.

The Boston Trust & Walden Funds may invest in foreign securities, which may involve risk not typically associated with U.S. investments.

To reduce expenses, we may only mail one copy of the Fund’s shareholder updates, such as prospectus, annual report, semi-annual report, to those addresses shared by two or more accounts. If you are a direct shareholder and wish to receive individual copies of these documents, please call us at 800-282-8782;7050. If you are not a direct shareholder, please contact your financial institution to opt out of householding. We will begin sending you individual copies thirty days after receiving your request.

Photography credits:

• Cover: Bruce Field • Pages 1, 7, 45, 49 and 51: Jim Gallagher • Pages 5, 9, and 47: Rebecca Monette • Pages 11 and 43: Janet C. Dygert

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The Boston Trust & Walden Funds A Registered Investment Company

Boston Trust and Walden Funds	Domenic Colasacco, CFA
Economic and Market Summary	Portfolio Manager
(Unaudited)	Boston Trust Investment Management, Inc.

For the 12 months ended December 31, 2017, the S&P 500 Index posted a total return of 21.83%. Virtually all other primary domestic and international equity indices also posted double-digit gains for the year, while bond indices tallied modest total returns of just several percentage points.

A clear trend presented itself throughout 2017, as each completed quarter brought a new successive record high for all the primary domestic equity indices. Even with the benefit of hindsight, it is difficult to identify all of the factors that have led to rising stock values. We have little doubt, however, that generally positive economic reports, in both the United States and key global economies, provided substantive support to investor confidence. Domestically, the favorable economic news included rising employment levels, evidence of higher wages and better than forecast growth in corporate profits. Particularly welcome is that all of these favorable trends occurred within an environment of continued low inflation and interest rates. And we suspect the new Republican tax bill, which at its core included a sharp cut in corporate tax rates, also supported higher stock values for the simple reason that companies, in the aggregate, will be able to keep an additional 10 percentage points or so of their pre-tax profits beginning in 2018. The increment for most purely domestic companies will be even higher.

Here in the United States the favorable economic conditions included an unemployment rate that stayed below 5%, job gains at an annual pace of about two million, and continued evidence that wages have accelerated, particularly among lower paid workers, in response to both a tighter labor supply and higher minimum wage levels in several key labor markets. All of these helped support growth in consumer spending and overall gross domestic product (GDP)(1), and bode well for further gains in the year ahead. The economic news was similarly positive in many important international regions, especially Europe where most countries continue to report positive economic data. In Asia, economies in Japan and South Korea have been stable, and China continues to post GDP growth that is the envy of the planet. Taken together, real GDP growth of at least 2% still appears likely in the year ahead for the global economy.

Opinions differ about prospective 2018 GDP growth in the United States. Most economists who identify closely with the Republican Party have more optimistic GDP forecasts. Indeed, many suggest we will experience real growth exceeding 3% over the next few years due to the stimulative nature of the new tax bill. Conversely, many economists who are more closely aligned with Democrats have criticized the new tax bill as an unnecessary and ill-timed tax cut for the wealthy, which is likely to have limited, if any, positive economic benefits.

Our own take on the tax bill falls somewhere between the apparent politically biased economic forecasts. For sure, there are many factors far beyond tax policy that drive the pace of domestic economic growth, such as the size of the unemployed labor force, innovation, global competitiveness, and overall demographics. Currently, many of these items suggest that sustained growth in real GDP above 3%, as the President and many Republican economists have forecast, will be difficult to achieve. Yet to suggest that the new tax bill will not help accelerate whatever economic growth we were likely to have without it appears implausible to us. More importantly, our view is that we do not need an actual acceleration of GDP growth to sustain current stock values. Steady growth above 2% or so, with continued low interest rates, modest inflation, and cooperation in global trade should suffice. Such an economic environment in the year ahead appears probable to us at this time.

(1) The Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

Boston Trust Asset Management Fund

Boston Trust Equity Fund

December 31, 2017

Domenic Colasacco, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Asset Management Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds, and money market instruments.

Equity Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Cash equivalents offer low risk and low return potential.

*                 Portfolio composition is subject to change.

(1)         The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

(2)         The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

As measured by the S&P 500 Index, stocks added another 21.83% of total return to their years-long rally for the period ended December 31, 2017. Bond indices were also in positive territory for the year, albeit to a far lesser extent with the total return of the Bloomberg Barclays U.S. Government/Credit Bond Index amounting to 4.00% for all of 2017. The Boston Trust Asset Management Fund was well positioned to participate in the strong stock market, and recorded a return of 16.23% for the year. The Fund’s performance was supported primarily by our decision to keep the equity allocation near the upper-end of the 40% to 80% policy range. The Boston Trust Equity Fund, whose investments closely mirror the equity segment of the Asset Management Fund, recorded a net return of 20.67% for the year.

As the market has continued to climb, so too have questions from shareholders in regard to their confidence in future prospects for both the economy and stock market. Among the frequently mentioned issues are above-average valuations of most stocks, inherent risks in global politics and general bewilderment with President Trump. As was the case a year ago, we do not rule out the possibility of a short duration drop in equity values. A full year of month-to-month increases in stock returns, as we had in 2017, was unusual. Two years of consecutive monthly gains would be extraordinary. At this time, though, market and economic conditions continue to suggest that stock values are more likely to rise than decline over the next year or two. Bull markets do not end at a pre-set time, nor do they simply die of old age. The usual culprits that hurt stock values for a more prolonged period include a sharp rise in inflation, prospects of much higher interest rates or an actual economic recession. None of these are apparent at this time. Of course a major adverse geopolitical event would not be good either, but these are always difficult to predict with certainty, and are far too costly to insure against.

Our asset allocation position in the Asset Management Fund has not changed much since 2010, with the equity position remaining near the upper-end of the policy range. Until the end of 2012 or so, the general economic environment remained fragile given the normal consequences of the recently experienced financial crisis, or as Paul Volker named it, the Great Recession. Our confidence in stocks at the time was driven primarily by a combination of gradually improving economic conditions, below average equity valuations and the paltry yields available in bonds and money market instruments. Investors started to lose much of their fear about another financial crisis and economic recession during 2013, a year in which the S&P 500 Index increased by approximately 30%. Stocks have not been undervalued by any of the usual historical metrics since then, but prices have continued to move higher, helped at least in part by rising corporate profits, low inflation, minimal interest rates and steady, if modest, growth in global gross domestic product (GDP)(1).

The past year’s increase in most domestic equity indices of 15-20% was well above the historic average. Noted less frequently in the media is that corporate profits during the past year had an increase that was nearly commensurate with the percentage gain in aggregate stock values. Accordingly, forward looking price-to-earnings ratios(2), if we include the benefits of the new tax act to after-tax profits, are not much higher today than they have been in recent years. Of course, valuations alone do not assure a continuation of the wonderful bull market we have enjoyed. For that, we also need the aforementioned prospects for further growth in GDP, low inflation and global economic and political cooperation.

To be clear, we believe an unexpected deterioration in the economy is likely to foster a decline in stock prices, and it will be difficult for the Funds to avoid such a decline. A lower equity allocation and holding a higher percentage of assets in short-term, high quality bonds would better safeguard the Asset Management Fund’s net asset value. Yet there is a significant potential opportunity cost in such a lower risk strategy, as there has been for many years. Stated differently, there are no safe investment options today that offer an attractive return while affording downside protection in the event of deterioration in the economic and market environment. By policy, we attempt to keep the Equity Fund close to 100% invested in stocks all the time. In the Asset Management Fund, we will strive to assume a more conservative asset allocation if we perceive higher investment risks. If we fail to do so, though, there is some comfort in the fact that the higher financial quality of the individual stock and bond securities held in both Funds have usually declined by below average amounts during adverse market conditions. We are not able to offer assurances or guarantees, however, because the future is always uncertain and difficult to forecast.*

Investment Performance (Unaudited)	Boston Trust Asset Management Fund
Boston Trust Equity Fund
December 31, 2017

	For the year ended 12/31/17
	Average Annual Total Returns
				Since	Since
				Inception	Inception
	1 Year	5 Years	10 Years	(12/1/95)	(10/1/03)
Boston Trust Asset Management Fund(1)	16.23%	10.87%	7.19%	8.16%	—
Boston Trust Equity Fund(1)	20.67%	13.33%	7.74%	—	8.65%
S&P 500 Index	21.83%	15.79%	8.50%	8.99%	9.24%
Bloomberg Barclays U.S. Government/Credit Bond Index	4.00%	2.13%	4.08%	5.19%	—
Citigroup 90-Day U.S. Treasury Bill Index	0.84%	0.24%	0.34%	2.28%	—

Hypothetical Growth of a $100,000 Investment

The above charts represent a hypothetical $100,000 investment in each of the Boston Trust Asset Management Fund and the Boston Trust Equity Fund, and includes the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and the graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Asset Management Fund is measured against a combination of equity and fixed income indices. The Boston Trust Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market, includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also widely viewed as a proxy for the total market. The Bloomberg Barclays U.S. Government/Credit Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (e.g., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Bloomberg Barclays U.S. Government/Credit Bond Index is a component of the Bloomberg Barclays U.S. Aggregate Bond Index. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Boston Trust Asset Management Fund

Fund Net Asset Value:	$46.88
Gross Expense Ratio(1):	0.95%

Boston Trust Equity Fund

Fund Net Asset Value:	$23.63
Gross Expense Ratio(1):	0.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2017. Additional information pertaining to the Fund’s expense ratio as of December 31, 2017 can be found in the financial highlights included in this report.

Boston Trust Midcap Fund

December 31, 2017

Stephen J. Amyouny, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

The Boston Trust Midcap Fund posted a return of 20.01% for the year ended December 31, 2017, exceeding the benchmark Russell Midcap® Index return of 18.52%. These results reflect a continuation of the strong market returns that began at the end of the financial crisis in early 2009. A confluence of factors contributed to the continuing strong performance of U.S. midcap equities this year, including investor anticipation of tax reform (ultimately realized toward the end of the year), less restrictive regulation in several industries, robust economic data in the U.S., improving economic conditions globally, and decreasing risk aversion, despite global geopolitical uncertainties.

Our analysis suggests that more reasonably valued high quality stocks outperformed the broader midcap stock universe, to the benefit of the Fund. Favorable sector allocation and security selection also contributed positively to results.

Among sectors, the health care and Information Technology (“IT”) sectors produced the strongest absolute performance, while the energy and telecom sectors declined for the year. Higher dividend yielding stocks that have been used in recent years by some investors as alternatives to low yielding bonds also trailed the broader universe. These stocks included companies within the utilities, real estate investment trusts (REITs)(1), and consumer staples sectors. Relative performance was strongest among the Fund’s consumer staples and health care stocks and weakest in the consumer discretionary and IT sectors. Our assessment suggests that performance in all four sectors can be largely explained by the relative out- or underperformance of higher quality stocks. The Fund also benefited from M&A activity in the consumer staples, industrials, and health care sectors as certain Fund holdings in these sectors were acquired during the year, including Whole Foods Market, Rockwell Collins, and VCA.

While no one stock had an outsized impact on performance, IPG Photonics was the top contributor among individual stocks for the year. The company reported accelerating growth throughout the year. Among detractors, Advance Auto Parts and W.W. Grainger both declined on fears that e-commerce competitors would create pricing pressure and erode their gross profit margins.

Outlook

Fundamental trends for the U.S. midcap market remain healthy. Looking forward, the US economy is poised to continue expanding at a modest pace, and lower federal corporate tax rates may support continued gains. Global economic conditions also support continued growth for companies with international operations. Although interest rates have recently edged higher, interest rates and inflation remain at relatively low levels, well-below historical averages. All of these factors contribute to the benign economic backdrop presently supporting equity prices. However, we see signs of investor complacency, and hence, risk, as the bull market enters its tenth year. Some of these signs include elevated equity valuations relative to history, all-time low levels of volatility, historically low yields on risky debt, and increased speculative activity as evidenced by the sharp appreciation of crypto-assets. Taken individually, none of these signs may be of great concern; collectively they illustrate increasing investor appetite for risk. Consequently, the recent pace of midcap market appreciation may be difficult to sustain.

The Fund remains invested in higher quality, more reasonably valued stocks that we believe can generate superior risk-adjusted returns across a full market cycle.*

*                 Portfolio composition is subject to change.

(1)         REITs (real estate investment trusts) are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other real estate properties. Most REITs trade on major stock exchanges or over the counter. Investments in the Fund are subject to risks related to a direct investment in real estate such as regulatory risk, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Investment Performance (Unaudited)	Boston Trust Midcap Fund
December 31, 2017

	For the year ended 12/31/17
	Average Annual Total Returns
				Since
				Inception
	1 Year	5 Years	10 Years	(9/24/07)
Boston Trust Midcap Fund(1)	20.01%	14.07%	9.46%	9.50%
Russell Midcap® Index	18.52%	14.96%	9.11%	8.59%

Hypothetical Growth of a $100,000 Investment

The above chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Midcap Fund, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$17.26
Gross Expense Ratio(1):	1.02%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2017. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2017 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2018 and may be renewed thereafter.

Boston Trust SMID Cap Fund

December 31, 2017

Kenneth P. Scott, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle (“smid”) capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the 12 months ended December 31, 2017, the Boston Trust SMID Cap Fund returned 18.39%, outpacing the 16.81% return of the Russell 2500™ Index. This marked the third consecutive year the Fund has outperformed the benchmark.

Our analysis suggests that more reasonably valued stocks of higher quality companies outperformed the Russell 2500™ Index for the year, presenting a tailwind to the Fund’s relative performance. At a sector level, relative performance was strongest in consumer staples and real estate, and weakest in consumer discretionary. Our assessment suggests that performance in all three sectors, however, can be largely explained by the relative out-or underperformance of higher quality stocks. The Fund also benefited from merger and acquisition activity in consumer staples and real estate as certain Fund holdings in both sectors were acquired during the year, including Whole Foods Market and DuPont Fabros.

IPG Photonics was the top contributor among individual stocks for the year. The company reported accelerating growth throughout the year. Among detractors, two energy services companies, Forum Energy and TechnipFMC were among the top five worst performers as the entire energy services industry continued to suffer from the multi-year downturn in drilling activity.*

Outlook

Fundamental trends for the U.S. small-mid market remain healthy. Looking forward, the U.S. economy appears poised to continue expanding at a modest pace, and a more favorable tax environment may support continued gains among smid cap stocks. However, we see signs of investor complacency, and hence, risk, as the bull market enters its tenth year. Some of these signs include elevated equity valuations relative to history, all-time-low levels of volatility, historically low yields on risky debt, and increased speculative activity. Taken individually, none may be of great concern; collectively, they illustrate increasing investor appetite for risk. Consequently, the recent pace of smid cap market appreciation may be difficult to sustain.

We remain focused on constructing a well-diversified portfolio of higher quality, more reasonably valued companies that can potentially generate superior economic returns across macroeconomic environments. The Fund currently trades at an average operating price-to-earnings (P/E) ratio(1) of 24x, one third less than the Russell 2500™ operating P/E of 35x. This gives us confidence that the Fund has less valuation risk than the market, especially considering the Fund’s superior quality profile.

*                 Portfolio composition is subject to change.

(1)         The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Boston Trust SMID Cap Fund
December 31, 2017

	For the year ended 12/31/17
	Average Annual Total Returns
				Since
				Inception
	1 Year	3 Years	5 Years	(11/30/11)
Boston Trust SMID Cap Fund(1)	18.39%	11.54%	13.55%	12.90%
Russell 2500™ Index	16.81%	10.07%	14.33%	14.74%

Hypothetical Growth of a $1,000,000 Investment

The above chart represents a hypothetical $1,000,000 investment in the Boston Trust SMID Cap Fund from November 30, 2011 to December 31, 2017, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that tracks the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$15.79
Gross Expense Ratio(1):	1.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2017. The contractual fee limit under the Fund’s expense limitation agreement is 0.75% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2017 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2018 and may be renewed thereafter.

Boston Trust Small Cap Fund

December 31, 2017

Kenneth P. Scott, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the 12 months ended December 31, 2017, the Boston Trust Small Cap Fund returned 12.26%, trailing the 14.65% return of the Russell 2000® Index. For longer term time periods, those that cover at least one complete market cycle, the Fund has provided competitive returns with less volatility than the Index.

Our analysis suggests that stocks of higher quality firms sharply underperformed the Russell 2000® Index for the year, presenting a headwind to the Fund’s relative performance. Fund holdings in consumer discretionary and health care detracted most from relative performance, while holdings in financials and real estate contributed most positively for the year. Our underperformance in discretionary and health care was not surprising given that higher quality stocks underperformed within those two sectors during the year. For example, the lower quality biotechnology industry increased 54% in 2017. The Fund does not currently hold any biotech stocks because these companies fail to meet our selection criteria. This was a headwind to performance in 2017, but avoiding this lower quality industry has been additive to longer-term performance.

Coherent and IPG Photonics were two of the top contributors to Fund performance this year. Both companies manufacture components for industrial lasers, and benefitted from strong revenue growth and expanding margins. Chemed was another top contributor thanks to better than expected margins at its hospice division, and strong demand for its home services unit. Among detractors, Cato and Sally Beauty are exposed to specialty retail, which has been impacted by changes in consumers’ purchasing behavior.*

Outlook

Fundamental trends for the U.S. small-cap market remain healthy. Looking forward, the U.S. economy appears poised to continue expanding at a modest pace, and lower federal corporate tax rates may support continued gains among small-cap stocks. However, we see signs of investor complacency, and hence, risk, as the bull market enters its tenth year. Some of these signs include elevated equity valuations relative to history, all-time-low levels of volatility, historically low yields on risky debt, and increased speculative activity. Taken individually, none of these signs may be of great concern; collectively they illustrate increasing investor appetite for risk. Consequently, the recent pace of small-cap market appreciation may be difficult to sustain.

We remain focused on constructing a well-diversified portfolio of higher quality, more reasonably valued companies that can generate superior economic returns across macroeconomic environments. The Fund currently trades at an average operating price-to-earnings (P/E) ratio(1) of 23x, roughly half the Russell 2000® operating P/E of 49x. This gives us confidence that the Fund has less valuation risk than the market, especially considering the Fund’s superior quality profile.

*                 Portfolio composition is subject to change.

(1)         The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Boston Trust Small Cap Fund
December 31, 2017

	For the year ended 12/31/17
	Average Annual Total Returns
				Since
				Inception
	1 Year	5 Years	10 Years	(12/31/94)
Boston Trust Small Cap Fund(1)	12.26%	11.76%	8.66%	11.05%
Russell 2000® Index	14.65%	14.12%	8.71%	9.68%

Hypothetical Growth of a $100,000 Investment

The above chart represents a 10-year hypothetical $100,000 investment in the Boston Trust Small Cap Fund and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Boston Trust Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that tracks the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$14.73
Gross Expense Ratio(1):	1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2017. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2017 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2018 and may be renewed thereafter.

Schedule of Portfolio Investments	Boston Trust Asset Management Fund
December 31, 2017

Security Description	Shares	Fair Value ($)

COMMON STOCKS (78.3%)
Consumer Discretionary (7.4%)
Autoliv, Inc.	25,000	3,177,000
Comcast Corp., Class A	300,000	12,015,000
NIKE, Inc., Class B	115,000	7,193,250
Omnicom Group, Inc.	60,000	4,369,800
Ross Stores, Inc.	30,000	2,407,500
Starbucks Corp.	135,000	7,753,050
		36,915,600
Consumer Staples (7.7%)
Church & Dwight Co., Inc.	75,000	3,762,750
Colgate-Palmolive Co.	20,000	1,509,000
Costco Wholesale Corp.	45,000	8,375,400
Diageo PLC, Sponsored ADR	30,000	4,380,900
McCormick & Co., Inc.	25,000	2,547,750
PepsiCo, Inc.	40,000	4,796,800
Procter & Gamble Co.	35,000	3,215,800
Reckitt Benckiser Group PLC, Sponsored ADR	100,000	1,901,000
Sysco Corp.	35,000	2,125,550
The Hershey Co.	50,000	5,675,500
		38,290,450
Energy (2.9%)
Chevron Corp.	25,000	3,129,750
ConocoPhillips	50,000	2,744,500
Exxon Mobil Corp.	75,000	6,273,000
Schlumberger Ltd.	30,000	2,021,700
		14,168,950
Financials (16.0%)
American Express Co.	50,000	4,965,500
BB&T Corp.	100,000	4,972,000
Berkshire Hathaway, Inc., Class B (a)	65,000	12,884,300
Chubb Ltd.	45,000	6,575,850
Cincinnati Financial Corp.	75,000	5,622,750
Comerica, Inc.	30,000	2,604,300
Commerce Bancshares, Inc.	31,906	1,781,631
JPMorgan Chase & Co.	100,000	10,694,000
M&T Bank Corp.	10,000	1,709,900
Marsh & McLennan Cos., Inc.	10,000	813,900
Northern Trust Corp.	50,000	4,994,500
PNC Financial Services Group, Inc.	45,000	6,493,050
State Street Corp.	40,000	3,904,400
T. Rowe Price Group, Inc.	40,000	4,197,200
U.S. Bancorp	125,000	6,697,500
		78,910,781
Health Care (10.6%)
Becton, Dickinson & Co.	61,423	13,148,261
DENTSPLY SIRONA, Inc.	55,000	3,620,650
Edwards Lifesciences Corp. (a)	50,000	5,635,500
Henry Schein, Inc. (a)	10,000	698,800
Johnson & Johnson, Inc.	55,000	7,684,600
Medtronic PLC	20,000	1,615,000
Merck & Co., Inc.	45,000	2,532,150
Mettler-Toledo International, Inc. (a)	7,500	4,646,400
Stryker Corp.	25,000	3,871,000
UnitedHealth Group, Inc.	32,500	7,164,950
Varian Medical Systems, Inc. (a)	20,000	2,223,000
		52,840,311
Industrials (11.2%)
3M Co.	37,500	8,826,375
Donaldson Co., Inc.	40,000	1,958,000
Emerson Electric Co.	25,000	1,742,250
Honeywell International, Inc.	30,000	4,600,800

	Shares or
	Principal
Security Description	Amount($)	Fair Value ($)

Industrials, continued
Hubbell, Inc.	40,000	5,413,600
Illinois Tool Works, Inc.	50,000	8,342,500
Rockwell Collins, Inc.	60,000	8,137,200
Union Pacific Corp.	50,000	6,705,000
United Parcel Service, Inc., Class B	55,000	6,553,250
W.W. Grainger, Inc.	15,000	3,543,750
		55,822,725
Information Technology (18.1%)
Accenture PLC, Class A	70,000	10,716,300
Alphabet, Inc., Class A (a)	2,000	2,106,800
Alphabet, Inc., Class C (a)	15,000	15,696,000
Apple, Inc.	100,000	16,923,000
Automatic Data Processing, Inc.	70,000	8,203,300
Cisco Systems, Inc.	175,000	6,702,500
Dell Technologies, Inc., Class V (a)	4,458	362,346
Microsoft Corp.	155,000	13,258,700
Oracle Corp.	150,000	7,092,000
Visa, Inc., Class A	75,000	8,551,500
		89,612,446
Materials (2.7%)
Air Products & Chemicals, Inc.	20,000	3,281,600
AptarGroup, Inc.	30,000	2,588,400
PPG Industries, Inc.	65,000	7,593,300
		13,463,300
Utilities (1.7%)
Consolidated Edison, Inc.	45,000	3,822,750
Eversource Energy	75,000	4,738,500
		8,561,250

TOTAL COMMON STOCKS (Cost $199,051,390)		388,585,813

CORPORATE BONDS (3.3%)

Financials (2.0%)
American Express Co., 2.65%, 12/2/22	1,926,000	1,914,788
American Express Co., 7.00%, 3/19/18	1,500,000	1,516,147
Berkshire Hathaway, Inc., 3.13%, 3/15/26, Callable 12/15/25 @ 100	2,000,000	2,024,750
John Deere Capital Corp., 5.35%, 4/3/18, MTN	1,000,000	1,009,219
JPMorgan Chase & Co., 3.90%, 7/15/25, Callable 4/15/25 @ 100	1,000,000	1,049,340
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	500,000	534,227
Wells Fargo & Co., 3.55%, 9/29/25, MTN	2,000,000	2,055,009
		10,103,480
Health Care (0.2%)
Becton, Dickinson & Co., 3.13%, 11/8/21	1,000,000	1,009,341

Information Technology (1.1%)
Apple, Inc., 3.25%, 2/23/26, Callable 11/23/25 @ 100	2,500,000	2,554,064
Oracle Corp., 5.75%, 4/15/18	750,000	758,629
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	2,000,000	2,046,684
		5,359,377

TOTAL CORPORATE BONDS (Cost $16,272,366)		16,472,198

See Notes to Financial Statements

	Shares or
	Principal
Security Description	Amount($)	Fair Value ($)

MUNICIPAL BONDS (1.0%)
Illinois (0.1%)
Illinois State, GO, 5.00%, 4/1/24, Callable 2/5/18 @ 100	500,000	500,900

Massachusetts (0.6%)
Massachusetts State, Series E, GO, 4.00%, 9/1/37, Callable 9/1/25 @ 100	1,000,000	1,067,250
Massachusetts State, Series E, GO, 5.00%, 7/1/38, Callable 7/1/26 @ 100	260,000	309,686
Massachusetts State Development Finance Agency Revenue, Series R-2, 5.00%, 7/1/28, Callable 7/1/20 @ 100	460,000	496,216
Massachusetts State Health & Educational Facilities Authority Revenue, Series A, 5.00%, 12/15/26, Prerefunded 12/15/19 @100	1,500,000	1,598,714
		3,471,866
Washington (0.1%)
Washington State, Series C, GO, 5.00%, 2/1/26, Prerefunded 2/1/19 @100	250,000	259,263

Wisconsin (0.2%)
Wisconsin State, Series C, GO, 5.00%, 5/1/25, Prerefunded 5/1/18 @100	200,000	202,308
Wisconsin State, Series D, GO, 5.50%, 5/1/26, Prerefunded 5/1/18 @100	750,000	759,998
		962,306

TOTAL MUNICIPAL BONDS (Cost $5,300,351)		5,194,335

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (14.8%)

Federal Farm Credit Bank
2.63%, 8/12/19	10,000,000	10,129,320
2.85%, 3/2/28	2,000,000	2,009,450
2.95%, 1/27/25	2,000,000	2,059,482
3.14%, 12/5/29	2,500,000	2,539,485
3.39%, 2/1/28	2,000,000	2,104,962
3.85%, 12/26/25	2,770,000	3,016,555
		21,859,254
Federal Home Loan Bank
2.38%, 3/13/26	6,000,000	5,892,018
2.50%, 12/10/27	1,500,000	1,466,378
2.63%, 6/11/27	1,500,000	1,485,732
2.88%, 9/13/24	2,500,000	2,565,933
3.50%, 9/24/29	2,000,000	2,121,988
		13,532,049
U.S. Treasury Bill
1.10%, 1/18/18	7,500,000	7,495,888

U.S. Treasury Note
2.75%, 2/15/24	30,000,000	30,792,772

TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $73,393,562)		73,679,963

	Shares

INVESTMENT COMPANIES (1.5%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.17%(b)	7,467,822	7,467,822
TOTAL INVESTMENT COMPANIES (Cost $7,467,822)		7,467,822

Total Investments (Cost $301,485,491) — 98.9%(c)		491,400,131
Other assets in excess of liabilities — 1.1%		5,310,128
NET ASSETS — 100.0%		$496,710,259

(a)                                 Non-income producing security.

(b)                                 Rate disclosed is the seven day yield as of December 31, 2017.

(c)                                  See Federal Tax Information listed in the Notes to the Financial Statements.

ADR                     American Depositary Receipt

GO                              General Obligation

MTN                   Medium Term Note

See Notes to Financial Statements

Financial Statements	Boston Trust Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at fair value (cost $301,485,491)	$491,400,131
Interest and dividends receivable	1,222,119
Receivable for investments sold	5,015,925
Receivable for capital shares issued	174,681
Prepaid expenses	22,742
Total Assets	497,835,598
Liabilities:
Payable for investments purchased	704,039
Payable for capital shares redeemed	1,360
Accrued expenses and other liabilities:
Investment adviser	313,919
Administration and accounting	14,319
Chief compliance officer	3,709
Custodian	5,083
Shareholder servicing fees	7,220
Transfer agent	3,317
Trustee	1,282
Other	71,091
Total Liabilities	1,125,339
Net Assets	$496,710,259
Composition of Net Assets:
Capital	$299,875,837
Accumulated undistributed net investment income	—
Accumulated net realized gains from investment transactions	6,919,782
Net unrealized appreciation from investments	189,914,640
Net Assets	$496,710,259
Shares outstanding (par value $0.01, unlimited number of shares authorized)	10,595,147
Net Asset Value, Offering Price and Redemption price per share	$46.88

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Interest	$2,481,353
Dividends	6,677,604
Total Investment Income	9,158,957
Expenses:
Investment adviser	3,349,764
Administration and accounting	370,400
Chief compliance officer	43,398
Custodian	61,389
Shareholder servicing	49,801
Transfer agency	39,002
Trustee	28,094
Other	183,924
Total expenses	4,125,772
Net Expenses	4,125,772
Net Investment Income	5,033,185
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	12,348,048
Change in unrealized appreciation/depreciation from investments	50,152,480
Net realized/unrealized gains (losses) from investments	62,500,528
Change in Net Assets Resulting from Operations	$67,533,713

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

		For the
	For the year ended	nine months ended	For the year ended
	December 31, 2017	December 31, 2016	March 31, 2016

Investment Activities:
Operations:
Net investment income	$5,033,185	$3,282,126	$4,640,628
Net realized gains from investment transactions	12,348,048	3,089,611	16,469,857
Change in unrealized appreciation/depreciation from investments	50,152,480	16,305,132	(8,873,994)
Change in Net Assets Resulting from Operations	67,533,713	22,676,869	12,236,491
Dividends:
Net investment income	(5,061,492)	(4,258,937)	(4,817,610)
Net realized gains from investment transactions	(6,837,618)	(15,310,863)	(14,994,468)
Change in Net Assets Resulting from Shareholder Dividends	(11,899,110)	(19,569,800)	(19,812,078)
Capital Share Transactions:
Proceeds from shares issued	59,469,516	46,031,672	24,649,358
Dividends reinvested	10,543,397	17,913,751	18,479,514
Cost of shares redeemed	(32,905,814)	(17,489,284)	(34,998,804)
Change in Net Assets Resulting from Capital Share Transactions	37,107,099	46,456,139	8,130,068
Change in Net Assets	92,741,702	49,563,208	554,481
Net Assets:
Beginning of period	403,968,557	354,405,349	353,850,868
End of period	$496,710,259	$403,968,557	$354,405,349
Share Transactions:
Issued	1,338,314	1,094,293	599,690
Reinvested	224,998	433,013	463,610
Redeemed	(741,639)	(415,414)	(866,940)
Change in shares	821,673	1,111,892	196,360
Accumulated undistributed net investment income	$—	$1	$955,245

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

		For the nine
	For the year	months		For the year	For the year	For the year	For the year
	ended	ended		ended	ended	ended	ended
	December 31,	December 31,		March 31,	March 31,	March 31,	March 31,
	2017	2016		2016	2015	2014	2013
Net Asset Value, Beginning of Period	$41.33	$40.92		$41.80	$40.03	$36.08	$33.71

Investment Activities:
Operations:
Net investment income	0.49	0.35		0.55	0.50	0.44	0.51
Net realized and unrealized gains from investment
transactions	6.22	2.18		0.92	2.77	4.28	2.41
Total from investment activities	6.71	2.53		1.47	3.27	4.72	2.92
Dividends:
Net investment income	(0.49)	(0.46)		(0.57)	(0.47)	(0.44)	(0.51)
Net realized gains from investments	(0.67)	(1.66)		(1.78)	(1.03)	(0.33)	(0.04)
Total dividends	(1.16)	(2.12)		(2.35)	(1.50)	(0.77)	(0.55)

Net Asset Value, End of Period	$46.88	$41.33		$40.92	$41.80	$40.03	$36.08

Total Return	16.23%	6.19	%(a)	3.65%	8.21%	13.13%	8.77%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$496,710	$403,969		$354,405	$353,851	$340,963	$288,673
Ratio of net expenses to average net assets	0.92%	0.95	%(b)	0.94%	0.92%	0.92%	0.96%
Ratio of net investment income to average net assets	1.13%	1.15	%(b)	1.32%	1.19%	1.17%	1.51%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets	0.92%	0.95	%(b)	0.94%	0.93%	0.93%	0.96%
Portfolio turnover rate	6.96%	8.42	%(a)	11.64%	17.74%	8.94%	7.43%

(a)   Not annualized for periods less than one year.

(b)   Annualized for periods less than one year.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Equity Fund
December 31, 2017

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.4%)
Consumer Discretionary (9.1%)
Autoliv, Inc.	10,000	1,270,800
Comcast Corp., Class A	100,000	4,005,000
NIKE, Inc., Class B	30,000	1,876,500
Omnicom Group, Inc.	20,000	1,456,600
Ross Stores, Inc.	10,000	802,500
Starbucks Corp.	49,000	2,814,070
		12,225,470

Consumer Staples (10.1%)
Church & Dwight Co., Inc.	25,000	1,254,250
Colgate-Palmolive Co.	2,500	188,625
Costco Wholesale Corp.	17,000	3,164,040
Diageo PLC, Sponsored ADR	7,500	1,095,225
McCormick & Co., Inc.	7,000	713,370
PepsiCo, Inc.	10,000	1,199,200
Procter & Gamble Co.	12,500	1,148,500
Reckitt Benckiser Group PLC, Sponsored ADR	50,000	950,500
Sysco Corp.	25,000	1,518,250
The Hershey Co.	20,000	2,270,200
		13,502,160

Energy (3.5%)
Chevron Corp.	12,500	1,564,875
ConocoPhillips	10,000	548,900
Exxon Mobil Corp.	22,500	1,881,900
Schlumberger Ltd.	10,000	673,900
		4,669,575

Financials (21.1%)
American Express Co.	25,000	2,482,750
BB&T Corp.	30,000	1,491,600
Berkshire Hathaway, Inc., Class B (a)	20,000	3,964,400
Chubb Ltd.	15,000	2,191,950
Cincinnati Financial Corp.	27,500	2,061,675
Commerce Bancshares, Inc.	9,570	534,389
JPMorgan Chase & Co.	37,500	4,010,250
M&T Bank Corp.	5,000	854,950
Marsh & McLennan Cos., Inc.	5,000	406,950
Northern Trust Corp.	15,000	1,498,350
PNC Financial Services Group, Inc.	20,000	2,885,800
State Street Corp.	20,000	1,952,200
T. Rowe Price Group, Inc.	15,000	1,573,950
U.S. Bancorp	45,000	2,411,100
		28,320,314

Health Care (13.2%)
Becton, Dickinson & Co.	16,000	3,424,960
DENTSPLY SIRONA, Inc.	25,000	1,645,750
Edwards Lifesciences Corp. (a)	7,500	845,325
Henry Schein, Inc. (a)	2,500	174,700
Johnson & Johnson, Inc.	22,500	3,143,700
Medtronic PLC	10,000	807,500
Merck & Co., Inc.	17,500	984,725
Mettler-Toledo International, Inc. (a)	1,500	929,280
Stryker Corp.	12,000	1,858,080
UnitedHealth Group, Inc.	14,000	3,086,440
Varian Medical Systems, Inc. (a)	7,500	833,625
		17,734,085

Industrials (13.4%)
3M Co.	15,000	3,530,550
Deere & Co.	7,500	1,173,825
Donaldson Co., Inc.	10,000	489,500
Honeywell International, Inc.	12,000	1,840,320
Hubbell, Inc.	14,000	1,894,760
Illinois Tool Works, Inc.	15,000	2,502,750
Union Pacific Corp.	22,500	3,017,250
United Parcel Service, Inc., Class B	15,000	1,787,250
W.W. Grainger, Inc.	7,000	1,653,750
		17,889,955

Information Technology (23.7%)
Accenture PLC, Class A	25,000	3,827,249
Alphabet, Inc., Class A (a)	750	790,050
Alphabet, Inc., Class C (a)	5,500	5,755,200
Apple, Inc.	35,000	5,923,050
Automatic Data Processing, Inc.	20,000	2,343,800
Cisco Systems, Inc.	50,000	1,915,000
Dell Technologies, Inc., Class V (a)	1,114	90,546
Microsoft Corp.	55,000	4,704,700
Oracle Corp.	55,000	2,600,400
Visa, Inc., Class A	32,500	3,705,650
		31,655,645

Materials (3.2%)
Air Products & Chemicals, Inc.	7,000	1,148,560
AptarGroup, Inc.	10,000	862,800
PPG Industries, Inc.	20,000	2,336,400
		4,347,760

Utilities (2.1%)
Consolidated Edison, Inc.	15,000	1,274,250
Eversource Energy	25,000	1,579,500
		2,853,750

TOTAL COMMON STOCKS (Cost $66,907,180)		133,198,714

INVESTMENT COMPANIES (0.6%)

JPMorgan U.S. Government Money Market
Fund, Capital Shares, 1.17%(b)	767,602	767,602
TOTAL INVESTMENT COMPANIES (Cost $767,602)		767,602

Total Investments (Cost $67,674,782) — 100.0%(c)		133,966,316
Other assets in excess of liabilities — 0.0%		39,922
NET ASSETS — 100.0%		$134,006,238

(a)      Non-income producing security.

(b)      Rate disclosed is the seven day yield as of December 31, 2017.

(c)       See Federal Tax Information listed in the Notes to the Financial Statements.

ADR  American Depositary Receipt

See Notes to Financial Statements

Financial Statements	Boston Trust Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at fair value (cost $67,674,782)	$133,966,316
Dividends receivable	148,546
Receivable for capital shares issued	31
Prepaid expenses	5,966
Total Assets	134,120,859
Liabilities:
Payable for capital shares redeemed	226
Accrued expenses and other liabilities:
Investment adviser	85,390
Administration and accounting	3,790
Chief compliance officer	1,006
Custodian	1,458
Shareholder servicing fees	232
Transfer agent	2,994
Trustee	346
Other	19,179
Total Liabilities	114,621
Net Assets	$134,006,238
Composition of Net Assets:
Capital	$67,259,326
Accumulated undistributed net investment income	3,532
Accumulated net realized gains from investment transactions	451,846
Net unrealized appreciation from investments	66,291,534
Net Assets	$134,006,238
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,671,375
Net Asset Value, Offering Price and Redemption price per share	$23.63

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividends	$2,475,571
Total Investment Income	2,475,571
Expenses:
Investment adviser	954,561
Administration and accounting	105,652
Chief compliance officer	12,515
Custodian	17,563
Shareholder servicing	941
Transfer agency	34,598
Trustee	8,137
Other	46,755
Total expenses	1,180,722
Net Expenses	1,180,722
Net Investment Income	1,294,849
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,840,996
Net realized gains from redemptions in-kind(a)	3,996,730
Change in unrealized appreciation/depreciation from investments	15,897,512
Net realized/unrealized gains (losses) from investments	22,735,238
Change in Net Assets Resulting from Operations	$24,030,087

(a)        See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

		For the
	For the year ended	nine months ended	For the year ended
	December 31, 2017	December 31, 2016	March 31, 2016

Investment Activities:
Operations:
Net investment income	$1,294,849	$872,730	$1,234,257
Net realized gains from investment transactions	6,837,726	1,255,690	6,530,280
Change in unrealized appreciation/depreciation from investments	15,897,512	7,626,579	(4,850,098)
Change in Net Assets Resulting from Operations	24,030,087	9,754,999	2,914,439
Dividends:
Net investment income	(1,291,316)	(1,112,873)	(1,284,508)
Net realized gains from investment transactions	(2,118,848)	(6,430,101)	(6,393,088)
Change in Net Assets Resulting from Shareholder Dividends	(3,410,164)	(7,542,974)	(7,677,596)
Capital Share Transactions:
Proceeds from shares issued	3,018,404	3,297,528	4,569,753
Dividends reinvested	2,546,279	6,210,652	7,044,804
Cost of shares redeemed	(5,651,405)	(3,727,538)	(6,684,699)
Cost of in-kind shares redeemed (a)	(5,350,555)	—	—
Change in Net Assets Resulting from Capital Share Transactions	(5,437,277)	5,780,642	4,929,858
Change in Net Assets	15,182,646	7,992,667	166,701
Net Assets:
Beginning of period	118,823,592	110,830,925	110,664,224
End of period	$134,006,238	$118,823,592	$110,830,925
Share Transactions:
Issued	139,831	162,084	234,638
Reinvested	107,802	308,988	365,964
Redeemed	(260,095)	(182,322)	(330,644)
Redeemed in-kind (a)	(231,726)	—	—
Change in shares	(244,188)	288,750	269,958
Accumulated undistributed net investment income	$3,532	$—	$236,174

Amounts designated as “—” are $0 or have been rounded to $0.

(a)        See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

		For the nine
	For the year	months		For the year	For the year	For the year	For the year
	ended	ended		ended	ended	ended	ended
	December 31,	December 31,		March 31,	March 31,	March 31,	March 31,
	2017	2016		2016	2015	2014	2013

Net Asset Value, Beginning of Period	$20.09	$19.70		$20.66	$19.67	$16.85	$15.54

Investment Activities:
Operations:
Net investment income	0.23	0.16		0.23	0.19	0.19	0.20
Net realized and unrealized gains from investment transactions	3.92	1.58		0.27	1.38	2.81	1.30
Total from investment activities	4.15	1.74		0.50	1.57	3.00	1.50
Dividends:
Net investment income	(0.23)	(0.20)		(0.24)	(0.19)	(0.18)	(0.19)
Net realized gains from investments	(0.38)	(1.15)		(1.22)	(0.39)	—	—
Total dividends	(0.61)	(1.35)		(1.46)	(0.58)	(0.18)	(0.19)

Net Asset Value, End of Period	$23.63	$20.09		$19.70	$20.66	$19.67	$16.85

Total Return	20.67%	8.82	%(a)	2.59%	8.01%	17.84%	9.76%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$134,006	$118,824		$110,831	$110,664	$98,408	$81,154
Ratio of net expenses to average net assets	0.93%	0.96	%(b)	0.95%	0.94%	0.94%	1.00%
Ratio of net investment income to average net assets	1.02%	1.01	%(b)	1.14%	0.96%	1.05%	1.28%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	0.93%	0.96	%(b)	0.96%	0.95%	0.96%	1.01%
Portfolio turnover rate	9.00%	6.65	%(a)	18.04%	19.49%	6.29%	5.69%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)   Not annualized for periods less than one year.

(b)   Annualized for periods less than one year.

(c)          During the periods ending March 31, 2013 through December 31, 2016, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Midcap Fund
December 31, 2017

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.4%)
Consumer Discretionary (13.0%)
Dollar General Corp.	11,575	1,076,591
Expedia, Inc.	5,000	598,850
Hasbro, Inc.	6,125	556,701
Hyatt Hotels Corp., Class A (a)	15,850	1,165,609
Omnicom Group, Inc.	10,900	793,847
O’Reilly Automotive, Inc. (a)	2,750	661,485
Polaris Industries, Inc.	5,125	635,449
Ross Stores, Inc.	14,125	1,133,531
Service Corp. International	21,500	802,380
Williams Sonoma, Inc.	11,625	601,013
		8,025,456
Consumer Staples (5.3%)
Brown-Forman Corp., Class B	14,850	1,019,750
Church & Dwight Co., Inc.	18,750	940,688
McCormick & Co., Inc.	4,125	420,379
The Hershey Co.	7,675	871,188
		3,252,005
Energy (2.8%)
Dril-Quip, Inc. (a)	12,300	586,710
Helmerich & Payne, Inc.	7,025	454,096
Technipfmc PLC	21,150	662,207
		1,703,013
Financials (16.3%)
American Financial Group, Inc.	6,500	705,510
Brown & Brown, Inc.	13,750	707,575
Commerce Bancshares, Inc.	14,900	832,016
Discover Financial Services	11,225	863,427
East West Bancorp, Inc.	9,700	590,051
Eaton Vance Corp.	11,425	644,256
FactSet Research Systems, Inc.	5,950	1,146,922
Moody’s Corp.	3,500	516,635
Northern Trust Corp.	11,875	1,186,193
SEI Investments Co.	10,500	754,530
Signature Bank (a)	6,000	823,560
T. Rowe Price Group, Inc.	5,650	592,855
W. R. Berkley Corp.	8,295	594,337
		9,957,867
Health Care (11.6%)
Dentsply Sirona, Inc.	10,200	671,466
Henry Schein, Inc. (a)	4,000	279,520
Laboratory Corp. of America Holdings (a)	4,950	789,575
Mettler-Toledo International, Inc. (a)	850	526,592
PerkinElmer, Inc.	9,150	669,048
ResMed, Inc.	7,375	624,589
Steris Plc	8,675	758,801
The Cooper Companies, Inc.	3,425	746,238
Varian Medical Systems, Inc. (a)	4,350	483,503
Waters Corp. (a)	4,950	956,291
Zimmer Biomet Holdings, Inc.	5,450	657,652
		7,163,275
Industrials (15.2%)
AMETEK, Inc.	12,775	925,804
Donaldson Co., Inc.	11,650	570,268
Expeditors International of Washington, Inc.	6,800	439,892
Hubbell, Inc.	7,525	1,018,434
IDEX Corp.	4,200	554,274
Kansas City Southern	5,950	626,059
Lincoln Electric Holdings, Inc.	6,925	634,192
Nordson Corp.	7,800	1,141,919
Roper Technologies, Inc.	2,325	602,175
Sensata Technologies Holding NV (a)	11,875	606,931
The Middleby Corp. (a)	5,600	755,720
Verisk Analytics, Inc. (a)	5,850	561,600
Wabtec Corp.	11,300	920,159
		9,357,427
Information Technology (16.4%)
Akamai Technologies, Inc. (a)	8,900	578,856
Amdocs Ltd.	11,375	744,835
Amphenol Corp., Class A	9,400	825,320
ANSYS, Inc. (a)	4,325	638,327
Aspen Technology, Inc. (a)	10,700	708,340
Check Point Software Technologies Ltd. (a)	5,950	616,539
Citrix Systems, Inc. (a)	6,425	565,400
DST Systems, Inc.	6,275	389,489
F5 Networks, Inc. (a)	7,375	967,747
Fiserv, Inc. (a)	4,150	544,190
IPG Photonics Corp. (a)	4,575	979,644
Juniper Networks, Inc.	20,625	587,813
Paychex, Inc.	14,700	1,000,775
TE Connectivity Ltd.	9,500	902,880
		10,050,155
Materials (7.2%)
AptarGroup, Inc.	10,400	897,312
Avery Dennison Corp.	9,000	1,033,739
Ball Corp.	14,350	543,148
International Flavors & Fragrances, Inc.	6,925	1,056,824
RPM International, Inc.	17,675	926,524
		4,457,547
Real Estate (5.7%)
Digital Realty Trust, Inc.	5,425	617,908
Host Hotels & Resorts, Inc.	31,050	616,343
Jones Lang LaSalle, Inc.	4,800	714,864
Lamar Advertising Co., Class A	10,000	742,400
Realty Income Corp.	14,850	846,746
		3,538,261
Utilities (5.9%)
American Water Works Co., Inc.	5,900	539,791
Consolidated Edison, Inc.	6,600	560,670
Edison International	9,600	607,104
Eversource Energy	13,700	865,565
ONE Gas, Inc.	7,925	580,586
WEC Energy Group, Inc.	7,425	493,243
		3,646,959

TOTAL COMMON STOCKS (Cost $37,830,961)		61,151,965

INVESTMENT COMPANIES (0.6%)

JPMorgan U.S. Government Money Market
Fund, Capital Shares, 1.17%(b)	370,168	370,168
TOTAL INVESTMENT COMPANIES (Cost $370,168)		370,168

Total Investments (Cost $38,201,129) — 100.0%(c)		61,522,133
Other assets in excess of liabilities — 0.0%		25,781
NET ASSETS — 100.0%		$61,547,914

(a)                                 Non-income producing security.

(b)                                 Rate disclosed is the seven day yield as of December 31, 2017.

(c)                                  See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at fair value (cost $38,201,129)	$61,522,133
Dividends receivable	69,814
Receivable for capital shares issued	15,000
Receivable for tax reclaims	538
Prepaid expenses	4,754
Total Assets	61,612,239
Liabilities:
Payable for capital shares redeemed	6,402
Accrued expenses and other liabilities:
Investment adviser	42,372
Administration and accounting	1,820
Chief compliance officer	462
Custodian	615
Shareholder servicing fees	718
Transfer agent	2,947
Trustee	160
Other	8,829
Total Liabilities	64,325
Net Assets	$61,547,914
Composition of Net Assets:
Capital	$37,395,527
Accumulated undistributed net investment income	—
Accumulated net realized gains from investment transactions	831,383
Net unrealized appreciation from investments	23,321,004
Net Assets	$61,547,914
Shares outstanding (par value $0.01, unlimited number of shares authorized)	3,566,251
Net Asset Value, Offering Price and Redemption price per share	$17.26

Amounts designated as “—” are $0 or have been rounded to $0.

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividends	$814,207
Total Investment Income	814,207
Expenses:
Investment adviser	419,370
Administration and accounting	46,405
Chief compliance officer	5,429
Custodian	7,648
Shareholder servicing	4,481
Transfer agency	34,276
Trustee	3,524
Other	29,148
Recoupment of prior expenses reimbursed by the investment
adviser	9,182
Total expenses	559,463
Net Expenses	559,463
Net Investment Income	254,744
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	3,948,758
Change in unrealized appreciation/depreciation from
investments	6,095,730
Net realized/unrealized gains (losses) from investments	10,044,488
Change in Net Assets Resulting from Operations	$10,299,232

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

		For the
	For the year ended	nine months ended	For the year ended
	December 31, 2017	December 31, 2016	March 31, 2016

Investment Activities:
Operations:
Net investment income	$254,744	$369,263	$271,117
Net realized gains from investment transactions	3,948,758	2,227,310	2,916,024
Change in unrealized appreciation/depreciation from investments	6,095,730	924,493	(2,689,050)
Change in Net Assets Resulting from Operations	10,299,232	3,521,066	498,091
Dividends:
Net investment income	(271,407)	(412,131)	(248,030)
Net realized gains from investment transactions	(3,587,314)	(2,991,609)	(2,579,926)
Change in Net Assets Resulting from Shareholder Dividends	(3,858,721)	(3,403,740)	(2,827,956)
Capital Share Transactions:
Proceeds from shares issued	3,134,848	1,824,768	3,369,645
Dividends reinvested	3,284,122	2,967,431	2,645,794
Cost of shares redeemed	(1,806,705)	(2,355,862)	(3,426,525)
Change in Net Assets Resulting from Capital Share Transactions	4,612,265	2,436,337	2,588,914
Change in Net Assets	11,052,776	2,553,663	259,049
Net Assets:
Beginning of period	50,495,138	47,941,475	47,682,426
End of period	$61,547,914	$50,495,138	$47,941,475
Share Transactions:
Issued	190,996	116,182	222,975
Reinvested	191,942	190,954	179,742
Redeemed	(107,853)	(152,012)	(225,472)
Change in shares	275,085	155,124	177,245
Accumulated undistributed net investment income	$—	$6,652	$49,520

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

		For the nine
	For the year	months		For the year	For the year	For the year	For the year
	ended	ended		ended	ended	ended	ended
	December 31,	December 31,		March 31,	March 31,	March 31,	March 31,
	2017	2016		2016	2015	2014	2013

Net Asset Value, Beginning of Period	$15.34	$15.29		$16.12	$15.03	$13.08	$12.34

Investment Activities:
Operations:
Net investment income	0.08	0.12		0.09	0.05	0.04	0.08
Net realized and unrealized gains from investment transactions	2.98	1.01		0.05	1.82	2.30	1.01
Total from investment activities	3.06	1.13		0.14	1.87	2.34	1.09
Dividends:
Net investment income	(0.08)	(0.13)		(0.09)	(0.05)	(0.04)	(0.08)
Net realized gains from investments	(1.06)	(0.95)		(0.88)	(0.73)	(0.35)	(0.27)
Total dividends	(1.14)	(1.08)		(0.97)	(0.78)	(0.39)	(0.35)

Net Asset Value, End of Period	$17.26	$15.34		$15.29	$16.12	$15.03	$13.08

Total Return	20.01%	7.29	%(a)	1.07%	12.65%	18.02%	9.20%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$61,548	$50,495		$47,941	$47,682	$41,793	$34,875
Ratio of net expenses to average net assets	1.00%	1.00	%(b)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.46%	0.99	%(b)	0.58%	0.34%	0.30%	0.68%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	0.98%	1.02	%(b)	1.03%	1.02%	1.01%	1.08%
Portfolio turnover rate	23.22%	14.53	%(a)	21.02%	15.76%	16.09%	16.44%

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     During the periods, certain fees were reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust SMID Cap Fund
December 31, 2017

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.9%)
Consumer Discretionary (12.3%)
Big Lots, Inc.	11,700	656,955
Brinker International, Inc.	9,700	376,748
Cheesecake Factory, Inc.	13,050	628,749
Choice Hotels International, Inc.	9,200	713,920
Dorman Products, Inc. (a)	8,250	504,405
Gentherm, Inc. (a)	5,900	187,325
Interpublic Group of Cos., Inc.	18,900	381,024
Nordstrom, Inc.	9,200	435,896
Polaris Industries, Inc.	3,575	443,264
Service Corp. International	22,500	839,700
Tenneco, Inc.	5,900	345,386
Texas Roadhouse, Inc.	9,300	489,924
Tiffany & Co.	4,725	491,164
Williams Sonoma, Inc.	8,350	431,695
		6,926,155
Consumer Staples (3.9%)
Church & Dwight Co., Inc.	11,500	576,955
Flowers Foods, Inc.	29,600	571,576
Lancaster Colony Corp.	3,100	400,551
The Boston Beer Co., Inc., Class A (a)	1,600	305,760
Tootsie Roll Industries, Inc.	10,100	367,640
		2,222,482
Energy (2.7%)
Dril-Quip, Inc. (a)	10,500	500,850
Forum Energy Technologies, Inc. (a)	19,750	307,113
Helmerich & Payne, Inc.	7,200	465,408
National Oilwell Varco, Inc.	7,400	266,548
		1,539,919
Financials (16.9%)
American Financial Group, Inc.	5,700	618,678
Bank of Hawaii Corp.	8,400	719,880
Brown & Brown, Inc.	11,600	596,936
Cohen & Steers, Inc.	10,375	490,634
Commerce Bancshares, Inc.	10,290	574,594
CVB Financial Corp.	17,675	416,423
East West Bancorp, Inc.	8,600	523,138
Eaton Vance Corp.	11,475	647,075
Everest Re Group Ltd.	2,000	442,520
FactSet Research Systems, Inc.	3,900	751,764
SEI Investments Co.	9,700	697,042
Signature Bank (a)	6,125	840,717
SVB Financial Group (a)	3,300	771,440
Texas Capital Bancshares, Inc. (a)	4,600	408,940
UMB Financial Corp.	7,200	517,824
W. R. Berkley Corp.	7,400	530,210
		9,547,815
Health Care (12.5%)
Chemed Corp.	2,300	558,946
Dentsply Sirona, Inc.	10,700	704,381
Masimo Corp. (a)	6,550	555,440
MEDNAX, Inc. (a)	11,000	587,840
Mettler-Toledo International, Inc. (a)	850	526,592
PerkinElmer, Inc.	9,700	709,264
ResMed, Inc.	7,500	635,175
Steris Plc	6,400	559,808
The Cooper Companies, Inc.	2,900	631,852
Varian Medical Systems, Inc. (a)	5,400	600,210
Waters Corp. (a)	5,000	965,950
		7,035,458
Industrials (16.7%)
Applied Industrial Technologies, Inc.	11,300	769,530
C.H. Robinson Worldwide, Inc.	6,300	561,267
Donaldson Co., Inc.	16,700	817,465
Expeditors International of Washington, Inc.	8,300	536,927
Franklin Electric Co., Inc.	7,250	332,775
Hubbell, Inc.	6,800	920,312
IDEX Corp.	3,900	514,683
Kansas City Southern	4,000	420,880
Lincoln Electric Holdings, Inc.	7,950	728,061
Nordson Corp.	6,825	999,179
Sensata Technologies Holding NV (a)	11,800	603,098
The Middleby Corp. (a)	4,150	560,043
UniFirst Corp.	3,200	527,680
Valmont Industries, Inc.	3,200	530,720
Wabtec Corp.	7,425	604,618
		9,427,238
Information Technology (16.7%)
Akamai Technologies, Inc. (a)	10,400	676,416
Amdocs Ltd.	11,500	753,020
ANSYS, Inc. (a)	4,800	708,432
Aspen Technology, Inc. (a)	11,100	734,820
DST Systems, Inc.	11,300	701,391
F5 Networks, Inc. (a)	6,700	879,174
InterDigital, Inc.	4,600	350,290
IPG Photonics Corp. (a)	4,500	963,585
Jack Henry & Associates, Inc.	5,225	611,116
Juniper Networks, Inc.	22,400	638,400
NetApp, Inc.	11,500	636,180
NETGEAR, Inc. (a)	9,800	575,750
Tech Data Corp. (a)	6,250	612,313
Teradata Corp. (a)	14,500	557,670
		9,398,557
Materials (6.1%)
AptarGroup, Inc.	9,100	785,147
Avery Dennison Corp.	6,300	723,618
International Flavors & Fragrances, Inc.	5,300	808,833
RPM International, Inc.	12,525	656,561
Silgan Holdings, Inc.	15,450	454,076
		3,428,235
Real Estate (7.5%)
American Campus Communities, Inc.	6,425	263,618
CoreSite Realty Corp.	7,500	854,250
CubeSmart	11,500	332,580
Jones Lang LaSalle, Inc.	5,200	774,436
Lamar Advertising Co., Class A	8,800	653,312
LaSalle Hotel Properties	12,775	358,594
Ryman Hospitality Properties, Inc.	9,200	634,984
Tanger Factory Outlet Centers, Inc.	14,300	379,093
		4,250,867
Utilities (3.6%)
American States Water Co.	7,725	447,355
Atmos Energy Corp.	4,500	386,505
New Jersey Resources Corp.	12,500	502,500
ONE Gas, Inc.	9,800	717,948
		2,054,308
TOTAL COMMON STOCKS (Cost $49,333,209)		55,831,034

INVESTMENT COMPANIES (0.9%)

JPMorgan U.S. Government Money Market
Fund, Capital Shares, 1.17%(b)	522,951	522,951
TOTAL INVESTMENT COMPANIES (Cost $522,951)		522,951

Total Investments (Cost $49,856,160) — 99.8%(c)		56,353,985
Other assets in excess of liabilities — 0.2%		88,628
NET ASSETS — 100.0%		$56,442,613

(a)                                 Non-income producing security.

(b)                                 Rate disclosed is the seven day yield as of December 31, 2017.

(c)                                  See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at fair value (cost $49,856,160)	$56,353,985
Dividends receivable	60,339
Receivable for capital shares issued	46,738
Prepaid expenses	12,588
Total Assets	56,473,650
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	18,590
Administration and accounting	1,630
Chief compliance officer	382
Custodian	184
Transfer agent	2,886
Trustee	135
Other	7,230
Total Liabilities	31,037
Net Assets	$56,442,613
Composition of Net Assets:
Capital	$49,776,953
Accumulated undistributed net investment income	—
Accumulated net realized gains from investment transactions	167,835
Net unrealized appreciation from investments	6,497,825
Net Assets	$56,442,613
Shares outstanding (par value $0.01, unlimited number of shares authorized)	3,575,188
Net Asset Value, Offering Price and Redemption price per share	$15.79

Amounts designated as “—” are $0 or have been rounded to $0.

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividends	$477,032
Total Investment Income	477,032
Expenses:
Investment adviser	222,729
Administration and accounting	23,138
Chief compliance officer	2,484
Custodian	3,847
Transfer agency	33,689
Trustee	1,467
Interest	150
Other	23,852
Total expenses before fee reductions	311,356
Fees contractually reduced by the investment adviser	(87,452)
Net Expenses	223,904
Net Investment Income	253,128
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	511,700
Change in unrealized appreciation/depreciation from investments	5,147,292
Net realized/unrealized gains (losses) from investments	5,658,992
Change in Net Assets Resulting from Operations	$5,912,120

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

		For the
	For the year ended	nine months ended	For the year ended
	December 31, 2017	December 31, 2016	March 31, 2016

Investment Activities:
Operations:
Net investment income	$253,128	$58,192	$26,277
Net realized gains from investment transactions	511,700	156,288	390,976
Change in unrealized appreciation/depreciation from investments	5,147,292	606,860	(553,723)
Change in Net Assets Resulting from Operations	5,912,120	821,340	(136,470)
Dividends:
Net investment income	(261,257)	(68,960)	(16,526)
Net realized gains from investment transactions	(327,372)	(321,176)	(350,500)
Change in Net Assets Resulting from Shareholder Dividends	(588,629)	(390,136)	(367,026)
Capital Share Transactions:
Proceeds from shares issued	49,339,156	547,155	1,339,502
Dividends reinvested	574,905	322,044	294,835
Cost of shares redeemed	(5,305,384)	(378,521)	(928,394)
Change in Net Assets Resulting from Capital Share Transactions	44,608,677	490,678	705,943
Change in Net Assets	49,932,168	921,882	202,447
Net Assets:
Beginning of period	6,510,445	5,588,563	5,386,116
End of period	$56,442,613	$6,510,445	$5,588,563
Share Transactions:
Issued	3,417,299	40,999	102,400
Reinvested	36,806	23,472	24,528
Redeemed	(361,781)	(29,016)	(72,027)
Change in shares	3,092,324	35,455	54,901
Accumulated undistributed net investment income	$—	$2,560	$12,819

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

		For the nine
	For the year	months		For the year		For the year	For the year	For the year
	ended	ended		ended		ended	ended	ended
	December 31,	December 31,		March 31,		March 31,	March 31,	March 31,
	2017	2016		2016		2015	2014	2013

Net Asset Value, Beginning of Period	$13.48	$12.49		$13.72		$13.49	$12.05	$11.09

Investment Activities:
Operations:
Net investment income/(loss)	0.07	0.13		0.06		0.01	(0.01)	0.04
Net realized and unrealized gains (losses) from investment transactions	2.41	1.72		(0.41)		0.97	2.40	1.05
Total from investment activities	2.48	1.85		(0.35)		0.98	2.39	1.09
Dividends:
Net investment income	(0.08)	(0.15)		(0.04)		—	—	(0.05)
Net realized gains from investments	(0.09)	(0.71)		(0.84)		(0.75)	(0.95)	(0.08)
Total dividends	(0.17)	(0.86)		(0.88)		(0.75)	(0.95)	(0.13)

Net Asset Value, End of Period	$15.79	$13.48		$12.49		$13.72	$13.49	$12.05

Total Return	18.39%	14.67	%(a)	(2.34)%		7.69%	20.05%	10.00%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$56,443	$6,510		$5,589		$5,386	$4,808	$4,719
Ratio of net expenses to average net assets	0.75%	0.75	%(b)	0.79	%(c)	1.00%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets	0.85%	1.31	%(b)	0.49%		0.09%	(0.06)%	0.37%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(d)	1.04%	1.61	%(b)	1.73%		1.73%	1.59%	2.02%
Portfolio turnover rate	37.44%	22.69	%(a)	50.15%		33.07%	35.97%	33.83%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     The net expense ratio shown for the period represents the blended ratio of the current expense limit in effect as of June 1, 2015 and the higher expense limit in effect prior to that date.

(d)    During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Boston Trust Small Cap Fund
December 31, 2017

Security Description	Shares	Fair Value ($)
COMMON STOCKS (99.4%)
Consumer Discretionary (12.9%)
Big Lots, Inc.	84,500	4,744,675
Brinker International, Inc.	63,300	2,458,572
Cheesecake Factory, Inc.	82,000	3,950,760
Choice Hotels International, Inc.	89,400	6,937,440
Dorman Products, Inc. (a)	67,000	4,096,380
Gentherm, Inc. (a)	56,400	1,790,700
ILG, Inc.	90,500	2,577,440
Monro Muffler Brake, Inc.	70,200	3,997,890
Sally Beauty Holdings, Inc. (a)	133,000	2,495,080
Tenneco, Inc.	72,500	4,244,150
Texas Roadhouse, Inc.	85,600	4,509,408
Tupperware Brands Corp.	26,850	1,683,495
Williams Sonoma, Inc.	73,000	3,774,100
		47,260,090
Consumer Staples (4.3%)
Flowers Foods, Inc.	194,700	3,759,657
Lancaster Colony Corp.	27,500	3,553,275
Sanderson Farms, Inc.	23,800	3,302,964
The Boston Beer Co., Inc., Class A (a)	14,900	2,847,390
Tootsie Roll Industries, Inc.	66,000	2,402,400
		15,865,686
Energy (2.2%)
Dril-Quip, Inc. (a)	55,000	2,623,500
Forum Energy Technologies, Inc. (a)	152,500	2,371,375
Natural Gas Services Group, Inc. (a)	65,400	1,713,480
Oceaneering International, Inc.	64,600	1,365,644
		8,073,999
Financials (18.3%)
1st Source Corp.	48,600	2,403,270
Artisan Partners Asset Management, Inc., Class A	79,200	3,128,400
Bank of Hawaii Corp.	71,550	6,131,835
Bridge BanCorp, Inc.	41,750	1,461,250
Camden National Corp.	51,400	2,165,482
Cohen & Steers, Inc.	88,500	4,185,165
Commerce Bancshares, Inc.	78,225	4,368,084
CVB Financial Corp.	124,200	2,926,152
Eaton Vance Corp.	112,000	6,315,680
German American BanCorp	41,500	1,466,195
Horace Mann Educators Corp.	51,000	2,249,100
Independent Bank Corp.	37,400	2,612,390
Infinity Property & Casualty Corp.	33,000	3,498,000
Lakeland Financial Corp.	62,775	3,043,960
Morningstar, Inc.	56,450	5,473,957
Texas Capital Bancshares, Inc. (a)	36,700	3,262,630
Tompkins Financial Corp.	35,900	2,920,465
UMB Financial Corp.	56,400	4,056,288
Washington Federal, Inc.	96,400	3,301,700
Washington Trust BanCorp, Inc.	34,800	1,853,100
		66,823,103
Health Care (15.7%)
Anika Therapeutics, Inc. (a)	59,600	3,213,036
Atrion Corp.	3,800	2,396,280
Bio-Techne Corp.	34,500	4,469,475
Bruker Corp.	186,600	6,404,112
Charles River Laboratories International, Inc. (a)	35,000	3,830,750
Chemed Corp.	30,900	7,509,318
CorVel Corp. (a)	32,700	1,729,830
Ensign Group, Inc.	111,000	2,464,200
Globus Medical, Inc., Class A (a)	89,100	3,662,010
Haemonetics Corp. (a)	68,600	3,984,288
Hill-Rom Holdings, Inc.	56,500	4,762,385
Masimo Corp. (a)	60,400	5,121,920
MEDNAX, Inc. (a)	58,000	3,099,520
U.S. Physical Therapy, Inc.	66,000	4,765,200
		57,412,324
Industrials (14.4%)
Applied Industrial Technologies, Inc.	85,000	5,788,500
Donaldson Co., Inc.	110,300	5,399,185
Franklin Electric Co., Inc.	127,350	5,845,365
Herman Miller, Inc.	103,400	4,141,170
Hub Group, Inc., Class A (a)	117,000	5,604,300
Kadant, Inc.	23,900	2,399,560
Landstar System, Inc.	50,000	5,205,000
Lincoln Electric Holdings, Inc.	45,900	4,203,522
Tennant Co.	42,000	3,051,300
UniFirst Corp.	34,000	5,606,600
Valmont Industries, Inc.	33,800	5,605,730
		52,850,232
Information Technology (15.9%)
Aspen Technology, Inc. (a)	88,000	5,825,600
Coherent, Inc. (a)	20,000	5,644,400
DST Systems, Inc.	85,000	5,275,950
ExlService Holdings, Inc. (a)	57,600	3,476,160
InterDigital, Inc.	51,700	3,936,955
NETGEAR, Inc. (a)	84,600	4,970,250
NIC, Inc.	258,500	4,291,100
Plantronics, Inc.	81,500	4,105,970
Power Integrations, Inc.	52,700	3,876,085
Syntel, Inc. (a)	90,200	2,073,698
Tech Data Corp. (a)	59,000	5,780,230
Teradata Corp. (a)	146,000	5,615,160
WEX, Inc. (a)	23,800	3,361,274
		58,232,832
Materials (5.4%)
AptarGroup, Inc.	69,200	5,970,576
Bemis Co., Inc.	94,400	4,511,376
Minerals Technologies, Inc.	46,500	3,201,525
Quaker Chemical Corp.	17,800	2,684,062
Silgan Holdings, Inc.	110,900	3,259,351
		19,626,890
Real Estate (5.7%)
CoreSite Realty Corp.	52,000	5,922,800
CubeSmart	135,200	3,909,984
LaSalle Hotel Properties	111,900	3,141,033
Ryman Hospitality Properties, Inc.	66,600	4,596,732
Tanger Factory Outlet Centers, Inc.	118,800	3,149,388
		20,719,937
Utilities (4.6%)
American States Water Co.	44,700	2,588,577
Hawaiian Electric Industries, Inc.	99,000	3,578,850
New Jersey Resources Corp.	105,000	4,221,000
ONE Gas, Inc.	90,000	6,593,400
		16,981,827

TOTAL COMMON STOCKS (Cost $262,289,067)		363,846,920

INVESTMENT COMPANIES (0.5%)

JPMorgan U.S. Government Money Market
Fund, Capital Shares, 1.17%(b)	1,981,117	1,981,117
TOTAL INVESTMENT COMPANIES (Cost $1,981,117)		1,981,117

Total Investments (Cost $264,270,184) — 99.9%(c)		365,828,037
Other assets in excess of liabilities — 0.1%		284,903
NET ASSETS — 100.0%		$366,112,940

(a)   Non-income producing security.

(b)   Rate disclosed is the seven day yield as of December 31, 2017.

(c)   See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Boston Trust Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at fair value (cost $264,270,184)	$365,828,037
Dividends receivable	365,787
Receivable for capital shares issued	248,960
Prepaid expenses	23,739
Total Assets	366,466,523
Liabilities:
Payable for capital shares redeemed	54,450
Accrued expenses and other liabilities:
Investment adviser	156,784
Administration and accounting	10,672
Chief compliance officer	2,770
Custodian	3,746
Shareholder servicing fees	62,238
Transfer agent	3,343
Trustee	955
Other	58,625
Total Liabilities	353,583
Net Assets	$366,112,940
Composition of Net Assets:
Capital	$264,848,169
Accumulated undistributed net investment income	188,495
Accumulated net realized losses from investment transactions	(481,577)
Net unrealized appreciation from investments	101,557,853
Net Assets	$366,112,940
Shares outstanding (par value $0.01, unlimited number of shares authorized)	24,859,535
Net Asset Value, Offering Price and Redemption price per share	$14.73

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividends	$5,047,843
Total Investment Income	5,047,843
Expenses:
Investment adviser	2,600,013
Administration and accounting	292,578
Chief compliance officer	35,117
Custodian	47,787
Shareholder servicing	340,564
Transfer agency	40,750
Trustee	23,577
Other	142,491
Total expenses before fee reductions	3,522,877
Fees contractually reduced by the investment adviser	(58,104)
Net Expenses	3,464,773
Net Investment Income	1,583,070
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	16,055,505
Change in unrealized appreciation/depreciation from investments	22,621,553
Net realized/unrealized gains (losses) from investments	38,677,058
Change in Net Assets Resulting from Operations	$40,260,128

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

		For the
	For the year ended	nine months ended	For the year ended
	December 31, 2017	December 31, 2016	March 31, 2016

Investment Activities:
Operations:
Net investment income	$1,583,070	$3,360,551	$1,652,936
Net realized gains from investment transactions	16,055,505	22,122,179	35,027,795
Change in unrealized appreciation/depreciation from investments	22,621,553	31,044,553	(44,598,483)
Change in Net Assets Resulting from Operations	40,260,128	56,527,283	(7,917,752)
Dividends:
Net investment income	(1,854,467)	(3,993,823)	(1,493,172)
Net realized gains from investment transactions	(28,816,187)	(9,153,927)	(58,309,973)
Change in Net Assets Resulting from Shareholder Dividends	(30,670,654)	(13,147,750)	(59,803,145)
Capital Share Transactions:
Proceeds from shares issued	48,805,738	74,410,954	20,953,558
Dividends reinvested	30,030,732	12,938,039	58,903,085
Cost of shares redeemed	(49,906,454)	(141,791,508)	(113,160,602)
Change in Net Assets Resulting from Capital Share Transactions	28,930,016	(54,442,515)	(33,303,959)
Change in Net Assets	38,519,490	(11,062,982)	(101,024,856)
Net Assets:
Beginning of period	327,593,450	338,656,432	439,681,288
End of period	$366,112,940	$327,593,450	$338,656,432
Share Transactions:
Issued	3,318,058	5,453,700	1,559,272
Reinvested	2,056,899	884,955	4,855,984
Redeemed	(3,373,765)	(10,061,133)	(8,756,963)
Change in shares	2,001,192	(3,722,478)	(2,341,707)
Accumulated undistributed net investment income	$188,495	$195,458	$621,907

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

		For the nine
	For the year	months		For the year	For the year	For the year	For the year
	ended	ended		ended	ended	ended	ended
	December 31,	December 31,		March 31,	March 31,	March 31,	March 31,
	2017	2016		2016	2015	2014	2013

Net Asset Value, Beginning of Period	$14.33	$12.74		$15.20	$15.73	$14.25	$13.24

Investment Activities:
Operations:
Net investment income	0.07	0.12		0.06	0.03	—	0.05
Net realized and unrealized gains (losses) from investment transactions	1.67	1.92		(0.25)	0.51	2.66	1.43
Total from investment activities	1.74	2.04		(0.19)	0.54	2.66	1.48
Dividends:
Net investment income	(0.08)	(0.14)		(0.06)	(0.01)	—	(0.05)
Net realized gains from investments	(1.26)	(0.31)		(2.21)	(1.06)	(1.18)	(0.42)
Total dividends	(1.34)	(0.45)		(2.27)	(1.07)	(1.18)	(0.47)

Net Asset Value, End of Period	$14.73	$14.33		$12.74	$15.20	$15.73	$14.25

Total Return	12.26%	15.94	%(a)	(0.52)%	3.81%	18.74%	11.61%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$366,113	$327,593		$338,656	$439,681	$536,292	$502,789
Ratio of net expenses to average net assets	1.00%	1.00	%(b)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.46%	1.21	%(b)	0.44%	0.17%	0.02%	0.38%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	1.02%	1.06	%(b)	1.08%	1.05%	1.07%	0.99%
Portfolio turnover rate	23.78%	51.92	%(a)	37.42%	28.62%	34.50%	33.34%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     During the periods, certain fees were reduced or recouped by the investment adviser. If such fee reductions/recoupments had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

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Environmental, Social,
and Governance Research
and Engagement Update
(Annual Impact Report)
(Unaudited)

In the early months of 2017, an onslaught of pronouncements and initiatives from the new Trump Administration raised a concern that many of our company engagement priorities—environmental stewardship, workplace equality, and transparent governance— might face significant headwinds in a dramatically changed political context. Notwithstanding significant challenges, as we look back on the year in this sixth annual report on the impact of Walden’s engagement, we are pleased to report substantial progress by companies held in client portfolios. On a range of environmental, social, and governance (ESG) topics, Walden’s achievements continue to demonstrate that investors can be effective catalysts for improvement in corporate conduct and accountability.

Walden’s Reach & Impact In 2017

Walden engaged 46 percent of companies held in client portfolios across investment strategies in 2017 (Table 1). These initiatives include written communications, private conversations with company representatives, shareholder resolutions, outreach through ad hoc groups of investors with common holdings, and organized coalition actions that address pertinent ESG issues across sectors or industries. Walden’s primary engagement issues over the year, in order of frequency, were climate change, board diversity, sustainability (or ESG) reporting, equal employment opportunity (EEO) disclosure, LGBT EEO policies, and lobbying practices and disclosure.

More importantly, Table 2 presents the effectiveness or “impact” of this engagement—our assessment of positive corporate change observed subsequent to Walden’s involvement. Expressed as the percentage of companies demonstrating improvement relative to the companies reached through engagement, Walden achieved an impact rate of 34 percent in 2017. Table 2 also shows that impact rates by primary ESG topic areas ranged from 20 to 70 percent. (See Appendix 1 on page 39 for more details on impact measurement.)

What constitutes improvement in ESG performance? Unlike recording and counting the numbers of companies engaged and the issues addressed, assessing impact is a subjective process. We consider engagement to be successful when we observe progress toward one or more of three potential outcomes: better corporate policies (e.g., amending board nominating charters to include explicit consideration of gender and race), more sustainable business practices (e.g., adoption of science-based GHG goals), and increased transparency (e.g., initiating or substantially improving sustainability reports).

Table 1: Walden’s Reach in 2017
Reach
# of Portfolio Companies Engaged	148
Reach Rate: % of Portfolio Holdings Engaged*	46%

Most Frequent ESG Topics (# of Companies)
Climate Change	44
Board Diversity	40
Sustainability Reporting	23
EEO Disclosure	11
LGBT Equal Employment Opportunity	10
Lobbying Practices and Disclosure	10

Table 2: Walden’s Impact in 2017
Impact
# of Portfolio Companies	51
Impact Rate: % of Companies Engaged (148)	34%

Impact Rates for Most Frequent ESG Topics
Climate Change	23%
Board Diversity	25%
Sustainability Reporting	52%
EEO Disclosure	36%
LGBT Equal Employment Opportunity	70%
Lobbying Practices and Disclosure	20%

Tables 1 and 2 do not represent the entirety of Walden’s engagement activity as they exclude outreach to companies that are not held in Walden client portfolios. Such outreach often includes participation in collaborative engagements spanning entire sectors or industries (e.g., signatory to an investor coalition letter championing ethical recruitment practices among retailers). Walden also engages directly with companies not held in client portfolios if we believe there is a compelling reason to be involved. For example, helping to convince a major investment firm to consider thoughtfully environmental and social factors in their proxy voting sets the stage for other investment firms to follow suit (see page 37).

In addition, Walden’s frequent practice of engaging on multiple ESG issues at a single company is obscured in the summary metrics. For example, in 2017 we had meaningful discussions about energy efficiency and board diversity at Hubbell. While the company exhibited progress on both fronts, Hubbell is counted one

*   There are 324 companies in the engagement universe this year. The universe includes companies held across all Boston Trust and Walden strategies and mutual funds in 2017, excluding companies that are unique to the Walden International Equity Fund. The latter holdings are currently excluded from the universe, pending an evaluation of the opportunities for engagement and strategy assets. In addition, the total includes private mutual fund company Vanguard Group since we filed and subsequently withdrew shareholder resolutions submitted for two of its mutual funds held in some client portfolios.

Read the 2016 Annual Impact Report here: http://bit.ly/2iJsv5F.

time in our overall reach (Table 1) and impact (Table 2) metrics. However, within impact rates by topic area in Table 2, Hubbell is counted under Climate Change and Board Diversity.

We also note the interplay between reach and impact that comes from participating in investor collaborations that involve numerous companies in a low touch approach. These partnerships, which oftentimes function to build corporate awareness, increase the reach reported in Table 1 but dilute the calculated impact rate in Table 2. For example, in 2017 we joined ShareAction’s new Workforce Disclosure Initiative, a signatory letter to nearly 80 companies to encourage comparable reporting of data related to human capital management. We believe it is important for investors to signal their interest and support of this and other group initiatives, but Walden does not intend to follow up individually with each company.

The positive impact at 51 companies in 2017 demonstrates a productive year of engagement.

EXAMPLES OF IMPACT IN 2017

Climate Change

The Trump Administration dramatically shifted federal policy on climate change in 2017 with its announcement of the U.S. withdrawal from the global Paris climate agreement and the repeal of the Clean Power Plan, the foundation of the former Obama Administration’s efforts to curb U.S. greenhouse gas (GHG) emissions. These actions and others underscore the importance of investor engagement to encourage companies to be a leading force for aggressive action to mitigate the most catastrophic consequences of climate change. Walden’s focus is two-fold: We encourage companies to adopt science-based GHG goals, entailing global reduction of GHG emissions by 55% by 2050 and reaching net zero emissions between 2050 and 2100. We also seek to influence companies to support effective climate-related public policy because we believe a vocal corporate constituency is crucial for continued progress.

Mitigation Goals: Walden, both individually in company dialogues and as the leader of a collaborative initiative with ICCR that advocated science-based GHG goals, is pleased to report substantial progress as a number of portfolio companies committed to new goals in 2017:

American Express—reduce absolute GHG emissions 31% and 85% by 2021 and 2040, respectively, from 2011 levels

ConocoPhillips—reduce GHG emissions intensity (per unit of output) 5-15% by 2030 from a 2017 baseline

Hubbell—increase energy efficiency 6% by 2020 relative to the 2016 level

Merck—reduce absolute GHG emissions 40% by 2025 from a 2015 baseline (and procuring 50% or greater of purchased electricity from renewable sources by 2025 and 100% by 2040)

Reach and Impact Relative to the Sustainable Development Goals (SDGs)

The United Nations’ Sustainable Development Goals (SDGs) represent 17 goals and 169 sub-targets that serve as a global framework for sustainable development through 2030. In a recent publication, Walden explained what the SDGs are, why they are important to our clients and to our role as an investment manager, and where opportunities exist for us to advance their mission. Company engagement is a central component to our approach to advancing the SDGs. In 2017, our engagement work touched on topics related to 11 out of the 17 goals. See Appendix 2 on page 40 for the full list of goals.

Chart 1: Number of Companies Engaged by SDG	Chart 2: Impact Rate by Priority SDGs

Impact Rate is expressed as the percentage of companies demonstrating improvement relative to the companies reached through engagement. Not all Walden engagements align with the SDGs. For instance, our work encouraging companies to have separate CEOs and Board Chairs—while good governance—does not directly relate to the SDGs.

Oracle—reduce absolute GHG emissions 20% by 2020 and 65% by 2050 from the 2015 level

PNC Financial Services—reduce absolute GHG emissions 75% by 2035 from a 2009 baseline (including a 50% renewable energy goal)

Climate Policy and Lobbying: Walden wrote and spoke with several corporate members of ALEC (American Legislative Exchange Council), an organization of state legislators and stakeholders that have a history of promoting model legislation that hinders progress on climate change. We asked these firms to speak publicly against an ALEC member initiative to reverse the “Endangerment Finding” of the Environmental Protection Agency (EPA). The EPA’s finding that greenhouse gases endangered public health was backed by a 2007 U.S. Supreme Court decision that held greenhouse gases to be pollutants under the Clean Air Act. Exxon Mobil and United Parcel Services, among other companies, disagreed in a high profile manner and, fortunately, the initiative floundered.

Corporate Governance

Board Diversity: Despite an overwhelming investor consensus about the business benefits of diverse boards of directors, women and people of color collectively hold less than 31 percent of board seats among the largest U.S. companies (approximately 20 percent are seats held by women and 14 percent by people of color).(1) Fortunately, widespread investor engagement to foster greater board diversity has strengthened Walden’s interactions with portfolio companies, which focuses on those with the lowest representation of women and people of color on their boards of directors. Our conversations seek updates on efforts to add diverse directors to the board as well as the adoption of best practice governance policies, recruitment processes, and proxy statement disclosure to assure that board diversity will improve over time.

In 2017, five companies we engaged added gender or racial diversity to their boards of directors: Cabot Oil & Gas, Dorman Products, Eagle Bancorp, Monro, and O’Reilly Automotive. Four other companies—Anika Therapeutics, Dentsply Sirona, Dril-Quip, and Hubbell improved their corporate governance policies and proxy disclosure on director selection processes. This generally takes the form of governance policies or charters that explicitly reference gender and race as considerations in the director nomination process as well as a corporate commitment to a diverse candidate pool.

Equality

Workforce Composition Disclosure: In 2017, Walden returned to an engagement topic that was a previous area of focus— encouraging the disclosure of workforce composition statistics as a means to increase corporate accountability on recruitment, retention, and advancement of women and people of color. We ask companies to disclose publicly data that is already collected and reported annually to the Equal Employment Opportunity Commission (the EEO-1 Report), a breakdown of employees according to specific gender, racial, and job categories. We further ask companies to provide context about their diversity and inclusion policies, programs, and challenges. We believe that this information enables investors to assess and monitor EEO progress.

The burgeoning #MeToo movement provided constructive context in many conversations with executives as there was broad agreement that greater gender equality in the workplace would foster cultural change helpful in preventing sexual harassment. Though no companies committed to disclose the full EEO-1 Report, Discover Financial Services, Morningstar, Omnicom, and SunTrust were receptive to improved reporting on diversity programs and EEO-1 metrics. (Our ongoing EEO conversation with Omnicom also addresses board diversity as the firm works its way through a multi-year refreshment process driven by its retirement age policy. In 2018, a majority of Omnicom’s directors are expected to be women and people of color—a rare occurrence in the U.S.).

LGBT Workplace Equality: New federal policies delivered significant setbacks for LGBT (lesbian, gay, bisexual, and transgender) rights in 2017. Protections for transgender youth to use bathrooms of their choice in schools were rescinded; an executive order announced a military service ban for transgender individuals (later abandoned); and the Justice Department reversed the Equal Employment Opportunity Commission’s previous interpretation of Title VII that protected LGBT people from workplace discrimination on the basis of sex. In this environment, Walden has continued to advocate for inclusive company EEO policies that are public and explicitly protect employees from discrimination based on sexual orientation or gender identity and expression. Brown & Brown, The Ensign Group, and IPG Photonics adopted more inclusive policies and posted them to their websites. NetApp, Netgear, Paychex, and UniFirst also posted inclusive EEO policies to their websites. We are gratified that companies continue to be responsive.

Walden considers engagement to be successful when we observe progress toward one or more of three potential outcomes: better corporate policies, more sustainable business practices, and increased transparency.

Sustainability (or ESG) Reporting

Walden’s ongoing work to encourage meaningful measurement, management, and reporting of significant ESG risks and opportunities also bore fruit. Dril-Quip, Forum Energy Technologies, Oceaneering International, and SunTrust agreed to improve ESG disclosures and are in the early stages of reporting. Nordson’s inaugural report was published last October and we have already provided feedback to the company for round two.

As we look back on the year, we are generally heartened by the receptiveness of portfolio companies to Walden’s input. Like us, most appear to recognize the link between good ESG performance and long-term business prosperity. We hope to continue to demonstrate the veracity of this connection in 2018 and beyond.

(1)                                 Missing Pieces Report: The 2016 Board Diversity Census of Women and Minorities on Fortune 500 Boards

The equities in bold-face in the above commentary were holdings of one or more of the Walden Funds during the calendar year 2017.

A CLOSER LOOK: ENGAGING MAJOR INVESTMENT FIRMS

HEADLINE NEWS IN 2017

“Exxon Investors Defy Board on Climate Reporting,”

Financial Times, May 31

“Exxon Shareholders Pressure Company on Climate Risks,”

Wall Street Journal, May 31

On May 31, 2017, sixty-two percent of the shares voted at ExxonMobil’s annual meeting supported a shareholder resolution asking for more disclosure on the potential impact on its operations and the value of its assets of regulations and technology to address climate change. (Similar resolutions also received majority votes at Occidental Petroleum and PPL.) While Exxon had recommended a vote against the proposal, seven months later, the company essentially agreed to new disclosure. In a year filled with numerous notable events, we believe this majority vote is remarkable.

A substantially similar resolution filed by shareholders at Exxon in 2016 did not receive majority support. What changed? In 2017, in contrast to 2016, the resolution was supported by Exxon’s largest shareholders: BlackRock and Vanguard. The change of vote, of course, was the result of numerous factors.

First, many of the world’s largest investment firms, including BlackRock and Vanguard, have joined the Principles for Responsible Investment (PRI). PRI members agree to six principles including a commitment to “be active owners and incorporate ESG issues into our ownership policies and practices.” The thoughtful exercise of proxy voting consistent with long-term ESG considerations is a primary means to fulfill this PRI principle. Fiona Reynolds, PRI Managing Director, has made it clear that members must meet their commitments. Asset managers systematically voting against ESG proposals are therefore under scrutiny and subject to reputational risk if found to not be complying.

Second, asset owners, including some of the largest U.S. pension funds that are also members of PRI, increasingly expect asset managers to demonstrate incorporation of ESG factors. Large investment firms, therefore, recognize it is in their direct interest to be involved in PRI and other ESG-related initiatives. Further, both asset owners and managers increasingly recognize the materiality of climate change. Turning a blind eye to climate risk could be construed as a breach of fiduciary duty.

Finally, major asset managers faced their own shareholder resolutions. Walden and several other investors filed resolutions with BlackRock and Vanguard, as well as Bank of New York Mellon, Franklin Resources, JPMorgan Chase, and T. Rowe Price Group, requesting that their board of directors initiate a review and issue a report on proxy voting policies and practices related to climate change.

Walden reached agreements with BlackRock, JPMorgan Chase and Vanguard and withdrew the resolutions. Subsequently, these asset managers announced important changes not only to their approach to proxy voting but also to engagement with companies, particularly on the topics of climate change and board diversity.

Walden believes 2017 represents an important turn in the road. We used our leverage to influence larger investors, and larger investors added their voices and votes to encourage companies to address environmental concerns. There is more work to be done. In the coming year, Walden will continue to engage BlackRock, JPMorgan, and Vanguard. We are pleased to see their active role in developing and promoting the Taskforce on Climate-Related Financial Disclosure (TCFD) recommendations as well as more public statements related to climate risk and ESG governance. However, we note that BlackRock and Vanguard, in particular, continue to vote against almost all environmental proposals.

We and our investor allies are in conversations with other asset managers to continue to develop a critical mass that will meaningfully consider and vote for shareholder proposals and engage on significant ESG risks and opportunities. The power of proxy voting and active ownership is substantial. Walden is working to translate that potential into transformative corporate change.

Public Policy Advocacy

Walden believes that investors are a critical constituency to hold policymakers accountable on matters of social and environmental responsibility. In a year when the U.S. federal government has been repealing laws and regulations that protect workers, communities, and the environment, Walden remains committed to making our voice heard in the public policy arena. Despite the difficult federal policy environment, we continue to be a vocal advocate defending environmental, social, and governance (ESG)-related policies at the local, state, national, and international levels that we believe are good for society, business, and our clients’ investments.

Policy advocacy takes many forms including: participation in investor coalition letters or statements to governmental entities and standard-setting organizations; responding to requests for comment on new or proposed changes to policies; and in-person visits to legislators or agencies that have direct policy-making responsibilities.

In 2017, Walden participated in more than 40 public policy actions, many led by NGOs and other stakeholders. As examples, public policy initiatives we joined called for:

•                  Continued support for implementing the Paris climate agreement

•                  Ending the use of child labor in global cocoa supply chains

•                  Establishing strong renewable energy and carbon reduction policies at the state level (namely California and Massachusetts)

•                  Improved corporate disclosure of climate risk and human capital management

•                  Passage of a clean DREAM Act, legislation that is not tied to other immigration-related proposals

Protecting shareholders’ right to file proxy resolutions was a substantial focus of our public policy work in 2017. The Business Roundtable (BRT), an association of CEOs of major companies, called for substantial changes to the shareholder resolution process. These included increasing the requirement to file a proposal from a $2,000 minimum investment held for one year to one percent of a company’s outstanding shares held for three years—a provision that would effectively bar most investors from being able to file proposals at large companies. Some of the BRT’s recommendations were then included in Section 844 of the Financial CHOICE Act, which passed the House of Representatives in June but failed to gain traction in the Senate. Business groups also turned to the SEC to lobby for new, restrictive rules.

Early in the year we partnered with California pension fund CalSTRS to write numerous corporate members of BRT to explain our objections to the organization’s proposals and ask them to speak favorably about the positive value of shareholder engagement. PepsiCo told BRT it disagreed with its position and issued a statement about the value of shareholder proposals. In March, we joined investors representing $65 trillion in assets in a letter to the Director of the National Economic Council for the Trump Administration, emphasizing the importance and efficacy of the current shareholder proposal process. In July, Walden was among 166 institutional investors, coordinated by ICCR (the Interfaith Center on Corporate Responsibility), who asked all U.S. Senators to vote against the Financial CHOICE Act. Also in July we participated in a US SIF and Ceres-organized “Lobby Day” during which we met with the offices of fifteen senators and two staff members of the Senate Banking Committee to communicate our position.

To further amplify our message and concern, Walden partnered with Pax World Management in a publication for the Harvard Law School Forum on Corporate Governance and Financial Regulation entitled “The Value of the Shareholder Proposal Process.” We also assisted Ceres in documenting for the SEC the positive impact of shareholder resolutions as well as counterpoints to a U.S. Chamber of Commerce petition to change the resolution process.

While investor advocates have held the line in 2017, we expect that defending shareholders’ right to file resolutions will be an ongoing battle in 2018.

The equities in bold-face in the above commentary were holdings of one or more of the Walden Funds as of December 31, 2017.

APPENDIX 1: WALDEN’S MEASUREMENT OF IMPACT

Walden is committed to developing sound processes to record, monitor, and measure the impact of our company engagement. Best practice standards call for an assessment approach that is comparable, replicable, efficacious, and transparent. While there is no common industry approach to measure and report on the impact of company engagement, we continue to refine our own processes and hope that our approach can serve as a model for other investors. We also support efforts to develop an accepted industry-wide framework for measuring and reporting on impact.

CHALLENGES AND LIMITATIONS

With our commitment to measure and communicate impact comes the responsibility to describe significant challenges and limitations inherent in our approach. We have identified five primary challenges:

The Continuum of Progress

Corporate progress is often incremental and can span multiple years. For example, a successful engagement on greenhouse gas (GHG) emissions reduction goals may include the following company milestones: commit to set a science-based GHG goal, implement a process to obtain baseline data for analysis, establish and announce publicly a science-based GHG goal, and report on the progress toward achieving the goal. This continuum could proceed over the course of 2-3 years and then cycle through again. As long-term investors committed to report on our impact annually in calendar years, Walden “counts” significant advancements observed along this continuum (but no more than one per year), even while the engagement is expected to continue to progress in the future. The onus is on Walden to monitor and engage companies to ensure their continued progress.

The filing and withdrawal of shareholder resolutions presents a special challenge. Most shareholder resolutions are filed in the fall of the year preceding the annual general meeting in which they are introduced. For example, shareholder resolutions filed for the 2018 proxy season are generally submitted in the fall of 2017 (exceptions include companies with fiscal years that differ significantly from the calendar year). Shareholder resolutions that are withdrawn successfully through negotiated agreements sometimes occur in the final weeks of December. In these cases, we count the action and successful conclusion in both years in order to accurately reflect the results of the resolutions that we file.

Attribution

Cause and effect cannot always be isolated. While sometimes progress is primarily catalyzed by Walden’s engagement, observed improvement often represents the hard work of, and collaboration with, other investors and stakeholders. For example, one successful engagement on board diversity in 2017 involved direct, private conversations with Walden as well as separate conversations with other institutional investors and the Thirty Percent Coalition (Walden co-chairs its Institutional Investor Committee). Additionally, our input and encouragement sometimes supports corporate advocates who are already committed to continuous ESG improvement or are motivated to make changes for other business reasons.

A NOTE ON PROCESS

ESG professionals at Walden are responsible for tracking, monitoring, and assessing their engagement activity in a common platform on an ongoing basis. Recording company interactions—Walden’s engagement reach—is relatively straightforward. Assessment of impact in the form of improved policies, practices, or transparency is more subjective. In each reporting period, under the oversight of the Director of ESG Investing, ESG professionals review together these assessments to assure consistency. The final step is Executive Committee review and affirmation of all positive outcomes that are counted as impact.

Quality vs. Quantity

Our assessment and reporting of impact treats all forms of progress equivalently. In part this neutral context is reasonable because clients have different ESG priorities. Yet efforts required by companies to improve ESG practices vary substantially (e.g., amending a corporate governance policy is significantly less time and resource intensive than developing and implementing science-based GHG goals). Also, while most of our engagement involves multiple points of contact with company representatives, our metrics do not distinguish those efforts from one-time interactions. Moreover, some progress is more transformative (e.g., encouraging successfully one of the largest global investment firms to consider environmental and social factors in its proxy voting). Hence, simplistic interpretation of Walden’s reported results can blur distinctions regarding the magnitude of observed progress.

Transparency

Ideally, Walden would report publicly on each company for which we have identified progress. However, some conversations are confidential until a company announces new policies or practices. In other instances we believe that full transparency could detract from progress by jeopardizing the trust Walden has established with companies. In these annual reports, we respond to this challenge by providing a broad range of examples of impact that collectively represent the majority of positive outcomes observed over the year (companies counted appear in bold in this report).

Real World Progress vs. Corporate Change

We are mindful that corporate change defined as improvement in policies, practices, or transparency does not necessarily translate into real world impacts such as reduced GHG emissions (mitigation of global warming), fewer incidents of discrimination in the workplace, or the creation of well-paying jobs. However, we believe that corporate impact as we measure it is often a precursor to the broader progress we and our clients seek. Better ESG policies and practices should contribute to better real world outcomes. Greater transparency brings public accountability that, in turn, should also foster progress.

APPENDIX 2: THE SUSTAINABLE DEVELOPMENT GOALS

Walden Asset Management is the sustainable, responsible, and impact (SRI) investing practice of Boston Trust & Investment Management Company. The information contained herein has been prepared from sources and data we believe to be reliable, but we make no guarantee as to its adequacy, accuracy, timeliness, or completeness. We cannot and do not guarantee the suitability or profitability of any particular investment. No information herein is intended as an offer or solicitation of an offer to sell or buy, or as a sponsorship of any company, security, or fund. Neither Walden nor any of its contributors makes any representations about the suitability of the information contained herein. Opinions expressed herein are subject to change without notice.

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Walden Asset Management Fund

Walden Equity Fund

December 31, 2017

William H. Apfel, CFA

Portfolio Manager

Boston Trust Investment

Management, Inc.

Asset Management Fund Objective

The Fund seeks long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments.

Equity Fund Objective

The Fund seeks long-term growth of capital through an actively managed portfolio of stocks.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate term, higher quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Stocks, as measured by the S&P 500 Index, continued their rally in 2017, posting a calendar year total return of 21.83%. The Walden Asset Management Fund posted a total return of 14.88% for the year, benefiting from our decision to maintain an above average allocation to equities; the bond market, as measured by the Barclays Government/Credit Bond Index returned 4.00% for the period. The Walden Equity Fund posted a net total return of 20.77% for the year.

The market’s 2017 gains came with little interruption, as the S&P 500 Index posted positive returns in all 12 months of the year. Investors seemed to largely ignore the fierce controversies that dominated the political environment, presumably judging that none were likely to affect the growth of corporate profits. While recent market returns have been extraordinary, our long-term outlook has not changed since our last report. Absent an untoward geopolitical development, a sharp uptick in inflation, or a misstep by the Federal Reserve, we believe the long-term trend of rising equity markets is likely to continue.

Strong markets have frequently challenged our equity selection discipline, which emphasizes steady financial performance while seeking to avoid companies whose valuations, in our view, reflect a large measure of speculation. This was certainly true during the past three years as markets rose with few interruptions and low volatility was often cited as a marker of declining risk. This was not the case for all of 2017 though, as during some periods and particularly in the latter part of the year, stocks of companies we judge to be of high quality generally fared well. Even among high price-to-earnings(1) stocks, those with robust business models and track records of steady profitability typically fared best.

Both Funds benefitted during most of 2017 from a low allocation to the energy sector, one of only two sectors to post negative returns. Conversely, an overweight position in the market-trailing Consumer Staples sector (albeit still posting positive double-digit returns) detracted from Index-relative results.

Results in the health care sector often reflect trends among various industry groups. Holdings in the sector for both Funds emphasize the relatively stable medical device and health care services industries. These fared well throughout 2017. In contrast, the stocks of pharmaceutical and biotechnology companies lagged. Among the latter group, several depend upon a single drug for the bulk of their revenues. Biotech stock prices often rise and fall sharply as investors make highly uncertain predictions regarding the odds of success for drugs still under development.

In the Walden Asset Management Fund, fixed income segment returns lagged the benchmark for the year. Once again, the long duration, lower quality issues we avoid performed best. Given the small current yield advantage of such securities over high-quality issues, we believe that portfolios are best served by incurring corporate related risks in equities rather than bonds.

Equity investing always entails substantial risks, so investors should not be lulled into complacency simply because stock markets have climbed so steadily in recent years. Nonetheless, we believe that economic conditions are likely to continue to support the favorable long-term market trend, even while we anticipate that low market volatility cannot be sustained indefinitely. In contrast, low interest rates make fixed income investments comparatively unappealing in all but the most adverse economic environments. As such, we expect the Walden Asset Management Fund to retain a higher-than-average allocation to the high quality, reasonably valued stocks we emphasize. Fixed income holdings remain of high quality and average duration.*

*                 Portfolio composition is subject to change.

(1)         The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings. A high P/E means high current earnings.

Investment Performance (Unaudited)	Walden Asset Management Fund
Walden Equity Fund
December 31, 2017

	For the year ended 12/31/17
	Average Annual Total Returns
				Since Inception
	1 Year	5 Years	10 Years	(6/18/99)
Walden Asset Management Fund(1)	14.88%	10.33%	6.14%	5.45%
Walden Equity Fund(1)	20.77%	13.97%	8.02%	6.46%
S&P 500 Index	21.83%	15.79%	8.50%	5.79%
Bloomberg Barclays U.S. Government/ Credit Bond Index	4.00%	2.13%	4.08%	5.09%
Citigroup 90-Day U.S. Treasury Bill Index	0.84%	0.24%	0.34%	1.75%

Hypothetical Growth of a $100,000 Investment

The above charts represent a 10-year hypothetical $100,000 investment in each of the Walden Asset Management Fund and Walden Equity Fund, and includes the reinvestment of dividends and capital gains in the Funds. The returns shown on the table and the graphs do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Asset Management Fund is measured against a combination of equity and fixed income indices. The Walden Equity Fund is measured against the Standard & Poor’s 500 Index (“S&P 500”), which is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also also widely viewed as a proxy for the total market. The Bloomberg Barclays U.S. Government/Credit Bond Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and USD Corporates. The Bloomberg Barclays U.S. Government/Credit Bond Index is a component of the Bloomberg Barclays U.S. Aggregate Bond Index. The Citigroup 90-Day U.S. Treasury Bill Index reflects monthly return equivalents of yield averages that are not marked to the market. The index is an average of the last three-month treasury bill issues. The three-month treasury bills are the short-term debt obligations of the U.S. Government. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Walden Asset Management Fund

Fund Net Asset Value:	$17.76
Gross Expense Ratio(1):	1.05%

Walden Equity Fund

Fund Net Asset Value:	$21.61
Gross Expense Ratio(1):	1.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2017. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2017 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2018 and may be renewed thereafter.

Walden Midcap Fund

December 31, 2017

Stephen J. Amyouny, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of middle capitalization (“midcap”) companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

Portfolio Review

The Walden Midcap Fund posted a return of 19.62% for the year ended December 31, 2017, exceeding the benchmark Russell Midcap® Index return of 18.52%. These results reflect a continuation of the strong market returns that began at the end of the financial crisis in early 2009. A confluence of factors contributed to the continuing strong performance of U.S. midcap equities this year, including investor anticipation of tax reform (ultimately realized toward the end of the year), less restrictive regulation in several industries, robust economic data in the U.S., improving economic conditions globally, and decreasing risk aversion, despite global geopolitical uncertainties.

Our analysis suggests that more reasonably valued high-quality stocks outperformed the broader midcap stock universe, to the benefit of the Fund. Favorable sector allocation and security selection also contributed positively to results.

Among sectors, the health care and Information Tachnology (“IT”) sectors produced the strongest absolute performance, while the energy and telecom sectors declined for the year. Higher dividend yielding stocks that have been used in recent years by some investors as alternatives to low yielding bonds also trailed the broader universe. These stocks included companies within the utilities, real estate investment trusts (REITs)(1), and consumer staples sectors. Relative performance was strongest among the Fund’s consumer staples and health care stocks and weakest in the consumer discretionary and IT sectors. Our assessment suggests that performance in all four sectors can be largely explained by the relative out- or underperformance of higher quality stocks. The Fund also benefited from M&A activity in the consumer staples and health care sectors as Fund holdings Whole Foods Market and VCA were acquired during the year.

While no one stock had an outsized impact on performance, IPG Photonics was the top contributor among individual stocks for the year. The company reported accelerating growth throughout the year. Among detractors, Advance Auto Parts and W.W. Grainger both declined on fears that e-commerce competitors would create pricing pressure and erode their gross profit margins.

Outlook:

Fundamental trends for the U.S. midcap market remain healthy. Looking forward, the U.S. economy is poised to continue expanding at a modest pace, and lower federal corporate tax rates may support continued gains. Global economic conditions also support continued growth for companies with international operations. Although interest rates have recently edged higher, interest rates and inflation remain at relatively low levels, well-below historical averages. All of these factors contribute to the benign economic backdrop presently supporting equity prices. However, we see signs of investor complacency, and hence, risk, as the bull market enters its tenth year. Some of these signs include elevated equity valuations relative to history, all-time low levels of volatility, historically low yields on risky debt, and increased speculative activity as evidenced by the sharp appreciation of crypto-assets. Taken individually, none of these signs may be of great concern; collectively they illustrate increasing investor appetite for risk. Consequently, the recent pace of midcap market appreciation may be difficult to sustain.

The Fund remains invested in higher quality, more reasonably valued stocks that we believe can generate superior risk-adjusted returns across a full market cycle.*

*                 Portfolio composition is subject to change.

(1)         REITs (real estate investment trusts) are publicly traded entities that invest in office buildings, apartment complexes, industrial facilities, shopping centers and other commercial spaces. Most REITs trade on major stock exchanges or over-the-counter. Investments in the Fund is subject to the risk related to a direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Investment Performance (Unaudited)	Walden Midcap Fund
December 31, 2017

	For the year ended 12/31/17
	Average Annual Total Returns
			Since
			Inception
	1 Year	5 Years	(8/1/11)
Walden Midcap Fund(1)	19.62%	13.95%	12.14%
Russell Midcap® Index	18.52%	14.96%	13.43%

Hypothetical Growth of a $100,000 Investment

The above chart represents a hypothetical $100,000 investment in the Walden Midcap Fund from August 1, 2011 to December 31, 2017, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Midcap Fund is measured against the Russell Midcap® Index, which is an unmanaged index that tracks the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$17.24
Gross Expense Ratio(1):	1.04%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. Returns less than one year are not annualized. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2017. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2017 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2018 and may be renewed thereafter.

Walden SMID Cap Fund

December 31, 2017

Kenneth P. Scott, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small to middle (“smid”) capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the 12 months ended December 31, 2017, the Walden SMID Cap Fund returned 16.94%, outpacing the 16.81% return of the Russell 2500™ Index. This marked the third consecutive year the Fund has outperformed the benchmark.

Our analysis suggests that more reasonably valued stocks of higher quality companies outperformed the Russell 2500™ Index for the year, presenting a tailwind to the Fund’s relative performance. At a sector level, relative performance was strongest in consumer staples and real estate, and weakest in consumer discretionary. Our assessment suggests that performance in all three sectors, however, can be largely explained by the relative out-or underperformance of higher quality stocks. The Fund also benefited from merger and acquisition activity in consumer staples and real estate as certain Fund holdings in both sectors were acquired during the year, including Whole Foods Market and DuPont Fabros.

IPG Photonics was the top contributor among individual stocks for the year. The company reported accelerating growth throughout the year. Among detractors, two energy services companies, Forum Energy and TechnipFMC were among the top five worst performers as the entire energy services industry continued to suffer from the multi-year downturn in drilling activity.

Outlook

Fundamental trends for the U.S. small-mid cap market remain healthy. Looking forward, the U.S. economy appears poised to continue expanding at a modest pace, and a more favorable tax environment may support continued gains among smid cap stocks. However, we see signs of investor complacency, and hence, risk, as the bull market enters its tenth year. Some of these signs include elevated equity valuations relative to history, all-time-low levels of volatility, historically low yields on risky debt, and increased speculative activity. Taken individually, none may be of great concern; collectively, they illustrate increasing investor appetite for risk. Consequently, the recent pace of smid cap market appreciation may be difficult to sustain.

We remain focused on constructing a well-diversified portfolio of higher quality, more reasonably valued companies that can potentially generate superior economic returns across macroeconomic environments. The Fund currently trades at an average operating price-to-earnings (P/E) ratio(1) of 24x, one third less than the Russell 2500™ operating P/E of 35x. This gives us confidence that the Fund has less valuation risk than the market, especially considering the Fund’s superior quality profile.*

*                 Portfolio composition is subject to change.

(1)         The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Walden SMID Cap Fund
December 31, 2017

	For the year ended 12/31/17
	Average Annual Total Returns
				Since
				Inception
	1 Year	3 Years	5 Years	(6/28/12)
Walden SMID Cap Fund(1)	16.94%	11.07%	13.08%	13.85%
Russell 2500™ Index	16.81%	10.07%	14.33%	15.27%

Hypothetical Growth of a $100,000 Investment

The above chart represents a hypothetical $100,000 investment in the Walden SMID Cap Fund from June 28, 2012 to December 31, 2017, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden SMID Cap Fund is measured against the Russell 2500™ Index, which is an unmanaged index that tracks the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$16.69
Gross Expense Ratio(1):	1.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2017. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2017 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2018 and may be renewed thereafter.

Walden Small Cap Fund

December 31, 2017

Kenneth P. Scott, CFA

Lead Portfolio Manager

Belinda Cavazos, CFA

Portfolio Manager

Richard Q. Williams, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of stocks of small capitalization companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the twelve months ended December 31, 2017, the Walden Small Cap Fund returned 11.50%, trailing the 14.65% return of the Russell 2000® Index. For longer term time periods, those that cover at least one complete market cycle, the Fund has provided competitive returns with less volatility than the Index.

Our analysis suggests that stocks of higher quality firms sharply underperformed the Russell 2000® Index for the year, presenting a headwind to the Fund’s relative performance. Fund holdings in consumer discretionary and health care detracted most from relative performance, while holdings in financials and real estate contributed most positively for the year. Our underperformance in discretionary and health care was not surprising given that higher quality stocks underperformed within those two sectors during the year. For example, the lower quality biotechnology industry increased 54% in 2017. The Fund does not currently hold any biotech stocks because these companies fail to meet our selection criteria. This was a headwind to performance in 2017, but avoiding this lower quality industry has been additive to longer-term performance.*

Coherent and IPG Photonics were two of the top contributors to Fund performance this year. Both companies manufacture components for industrial lasers, and benefitted from strong revenue growth and expanding margins. Chemed was another top contributor thanks to better than expected margins at its hospice division, and strong demand for its home services unit. Among detractors, Cato and Sally Beauty are exposed to specialty retail, which has been impacted by changes in consumers’ purchasing behavior.

Outlook

Fundamental trends for the U.S. small-cap market remain healthy. Looking forward, the U.S. economy appears poised to continue expanding at a modest pace, and lower federal corporate tax rates may support continued gains among small-cap stocks. However, we see signs of investor complacency, and hence, risk, as the bull market enters its tenth year. Some of these signs include elevated equity valuations relative to history, all-time-low levels of volatility, historically low yields on risky debt, and increased speculative activity. Taken individually, none of these signs may be of great concern; collectively they illustrate increasing investor appetite for risk. Consequently, the recent pace of small-cap market appreciation may be difficult to sustain.

We remain focused on constructing a well-diversified portfolio of higher quality, more reasonably valued companies that can generate superior economic returns across macroeconomic environments. The Fund currently trades at an average operating price-to-earnings (P/E) ratio(1) of 24x, roughly half the Russell 2000® operating P/E of 49x. This gives us confidence that the Fund has less valuation risk than the market, especially considering the Fund’s superior quality profile.

*                 Portfolio composition is subject to change.

(1)         The Price-to-Earnings Ratio (“P/E Ratio”) is a valuation ratio of a company’s current share price to its per-share earnings.

Investment Performance (Unaudited)	Walden Small Cap Fund
December 31, 2017

	For the year ended 12/31/17
	Average Annual Total Returns
			Since
			Inception
	1 Year	5 Years	(10/24/08)
Walden Small Cap Fund(1)	11.50%	11.64%	14.19%
Russell 2000® Index	14.65%	14.12%	15.33%

Hypothetical Growth of a $100,000 Investment

The above chart represents a hypothetical $100,000 investment in the Walden Small Cap Fund from October 24, 2008 to December 31, 2017, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden Small Cap Fund is measured against the Russell 2000® Index, which is an unmanaged index that tracks the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$19.41
Gross Expense Ratio(1):	1.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2017. The contractual fee limit under the Fund’s expense limitation agreement is 1.00% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2017 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2018 and may be renewed thereafter.

Walden International Equity Fund

December 31, 2017

William H. Apfel, CFA

Lead Portfolio Manager

Nathanial J. Riley, CFA

Portfolio Manager

David A. Sandell, CFA

Portfolio Manager

Boston Trust Investment Management, Inc.

Fund Objective

The Fund seeks long-term capital growth through an actively managed portfolio of equities of international companies.

Investment Concerns

International investing involves increased risk and volatility. An investment in international funds entails the special risks of international investing, including currency exchange fluctuation, government regulations and intervention, and the potential for political and economic instability.

Foreign investing involves risks not typically associated with U.S. investments, including adverse political, regulatory, social and economic developments and differing auditing and legal standards. These risks are magnified in emerging markets.

Equity securities (stocks) are more volatile and carry more risk and return potential than other forms of investments, including investments in high-grade fixed income securities.

Mid-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The net asset value per share of these Funds will fluctuate as the value of the securities in the portfolio changes.

Cash equivalents offer low risk and low return potential.

Manager Commentary (Unaudited)

Management Discussion of Fund Performance

For the 12 month period ended December 31, 2017, the Walden International Equity Fund posted a total return of 19.92%. The Fund’s return trailed those of its primary benchmarks, the MSCI World ex-US Index (net) and Russell Global Developed ex-US Large Cap Index (net), which posted gains of 24.21% and 24.85%, respectively.

Returns in international markets were positive for the year. A favorable economic environment benefitted companies’ earnings and prospects, and investors’ optimism propelled the market forward with only modest volatility. The Fund’s returns were positive in ten of the twelve months, and the other two were each down less than 0.5%, which is remarkable consistency even for a strong market.

The strength or weakness of the dollar relative to other currencies, in particular the euro, yen, and pound, influence our reported returns in any given period. The returns of the Fund, which are reported in U.S. dollars, would have been lower during 2017 if measured in local currencies of the Fund’s holdings. MSCI reports their international indices in local returns as well as in U.S. dollar returns, and in local currency the return of the MSCI World ex-US was 14.6% rather than 24.2%. Given the similar currency exposure in the Walden International Equity Fund, we expect that currency accounted for roughly ten percentage points of the Fund’s return as well.

While the Fund’s absolute return was quite good, the benchmark-trailing relative return can be attributed to headwinds for our investment style. Stocks of companies we view as higher-than-average quality, a characteristic we emphasize, underperformed during the year. In particular, those companies which we view as more stable, in regard to both the volatility and cyclicality of sales and earnings, generally failed to keep pace with broad market indices. Our valuation discipline also detracted modestly. We avoid investing in stocks we view as particularly expensive, but during 2017 companies with the least attractive valuations tended to outperform those with reasonable valuations. Despite underperforming for these reasons over the past year, we remain committed to constructing a well-diversified portfolio comprised of companies with strong balance sheets, ample free cash flows, and sustainable business models that are trading at reasonable valuation levels. We believe such a portfolio offers an attractive risk-return profile over complete market cycles.*

*  Portfolio composition is subject to change.

Investment Performance (Unaudited)	Walden International Equity Fund
December 31, 2017

	For the year ended 12/31/17
	Average Annual Total Returns
		Since
		Inception
	1 Year	(6/9/15)
Walden International Equity Fund(1)	19.92%	5.44%
MSCI World ex-USA Index (net)	24.21%	6.50%
Russell Global Developed ex-US Large Cap Index (net)	24.85%	6.70%

Hypothetical Growth of a $1,000,000 Investment

The above chart represents a hypothetical $1,000,000 investment in the Walden International Equity Fund from June 9, 2015 to December 31, 2017, and includes the reinvestment of dividends and capital gains in the Fund. The returns shown on the table and the graph do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Walden International Equity Fund is measured against the MSCI World ex-USA Index and the Russell Developed ex-US Large Cap Index. The MSCI World ex-USA Index captures large- and mid-cap representation of developed markets countries, excluding the United States. The Russell Developed ex-US Large Cap Index tracks the performance of the largest investable securities in developed countries globally, excluding companies assigned to the United States. The Russell Developed ex-US Index is constructed to provide a comprehensive and unbiased barometer for this market segment and is completely reconstituted annually to accurately reflect the changes in the market over time. These indexes are unmanaged and the performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index.

Fund Net Asset Value:	$11.07
Gross Expense Ratio(1):	1.86%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call 1-800-282-8782 ext. 7050.

(1)         The Gross Expense Ratio is from the Fund’s most recent prospectus, dated May 1, 2017. The contractual fee limit under the Fund’s expense limitation agreement is 1.15% of the Fund’s average annual net assets, subject to certain limitations as described in the Fund’s prospectus. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of December 31, 2017 can be found in the financial highlights included in this report. The investment performance may reflect fee reductions. If such fee reductions had not occurred, the quoted performance would have been lower. The contractual fee waiver continues through May 1, 2018 and may be renewed thereafter.

Schedule of Portfolio Investments	Walden Asset Management Fund
December 31, 2017

Security Description	Shares	Fair Value ($)

COMMON STOCKS (73.4%)
Consumer Discretionary (8.4%)
Advance Auto Parts, Inc.	2,500	249,225
Autoliv, Inc.	3,000	381,240
Charter Communications, Inc., Class A (a)	2,445	821,422
Comcast Corp., Class A	29,500	1,181,475
Dollar General Corp.	9,600	892,896
McDonald’s Corp.	5,000	860,600
NIKE, Inc., Class B	18,000	1,125,900
Omnicom Group, Inc.	17,000	1,238,110
Priceline Group, Inc. (a)	400	695,096
Ross Stores, Inc.	17,000	1,364,250
Starbucks Corp.	18,000	1,033,740
The Home Depot, Inc.	2,000	379,060
		10,223,014
Consumer Staples (7.6%)
Church & Dwight Co., Inc.	12,000	602,040
Colgate-Palmolive Co.	15,000	1,131,750
Costco Wholesale Corp.	9,200	1,712,304
Estee Lauder Cos., Inc.	10,000	1,272,400
General Mills, Inc.	14,000	830,060
PepsiCo, Inc.	12,000	1,439,040
Procter & Gamble Co.	5,000	459,400
Reckitt Benckiser Group PLC, Sponsored ADR	40,000	760,400
The Hershey Co.	9,000	1,021,590
		9,228,984
Energy (2.0%)
Apache Corp.	2,000	84,440
ConocoPhillips	34,000	1,866,260
Dril-Quip, Inc. (a)	10,000	477,000
		2,427,700
Financials (13.9%)
American Express Co.	10,000	993,100
BB&T Corp.	24,000	1,193,280
Chubb Ltd.	6,500	949,845
Cincinnati Financial Corp.	16,500	1,237,005
Comerica, Inc.	9,000	781,290
Commerce Bancshares, Inc.	13,230	738,763
Discover Financial Services	13,000	999,960
JPMorgan Chase & Co.	20,000	2,138,800
Northern Trust Corp.	14,000	1,398,460
PNC Financial Services Group, Inc.	10,000	1,442,900
State Street Corp.	10,500	1,024,905
SunTrust Banks, Inc.	20,000	1,291,800
T. Rowe Price Group, Inc.	10,000	1,049,300
U.S. Bancorp	31,500	1,687,770
		16,927,178
Health Care (11.1%)
Becton, Dickinson & Co.	9,415	2,015,461
Danaher Corp.	10,000	928,200
Dentsply Sirona, Inc.	12,000	789,960
Johnson & Johnson, Inc.	16,000	2,235,520
Medtronic PLC	14,000	1,130,500
Merck & Co., Inc.	15,600	877,812
Mettler-Toledo International, Inc. (a)	1,800	1,115,136
Stryker Corp.	9,500	1,470,980
UnitedHealth Group, Inc.	8,000	1,763,680
Waters Corp. (a)	6,000	1,159,140
		13,486,389

	Shares or
	Principal
	Amount($)

Industrials (9.7%)
3M Co.	8,000	1,882,960
Deere & Co.	6,500	1,017,315
Donaldson Co., Inc.	12,000	587,400
Emerson Electric Co.	15,100	1,052,319
Hubbell, Inc.	8,000	1,082,720
Illinois Tool Works, Inc.	9,500	1,585,075
Lincoln Electric Holdings, Inc.	9,000	824,220
Union Pacific Corp.	12,000	1,609,200
United Parcel Service, Inc., Class B	10,000	1,191,500
W.W. Grainger, Inc.	4,000	945,000
		11,777,709
Information Technology (16.2%)
Accenture PLC, Class A	12,500	1,913,625
Alphabet, Inc., Class A (a)	900	948,060
Alphabet, Inc., Class C (a)	2,400	2,511,360
Apple, Inc.	20,500	3,469,215
Automatic Data Processing, Inc.	13,800	1,617,222
Cisco Systems, Inc.	41,000	1,570,300
Cognizant Technology Solutions Corp., Class A	10,000	710,200
Microsoft Corp.	36,000	3,079,440
Oracle Corp.	38,000	1,796,640
Visa, Inc., Class A	17,000	1,938,340
		19,554,402
Materials (2.5%)
AptarGroup, Inc.	11,000	949,080
PPG Industries, Inc.	10,000	1,168,200
Praxair, Inc.	6,000	928,080
		3,045,360
Utilities (2.0%)
Consolidated Edison, Inc.	14,000	1,189,300
Eversource Energy	19,000	1,200,420
		2,389,720
TOTAL COMMON STOCKS (Cost $49,444,164)		89,060,456

CERTIFICATE OF DEPOSIT (0.1%)
Certificate of Deposit (0.1%)
Self Help Federal Credit Union, 1.30%, 6/21/19 (b)	100,000	99,022
TOTAL CERTIFICATE OF DEPOSIT (Cost $100,000)		99,022

CORPORATE BONDS (3.8%)
Consumer Discretionary (0.4%)
Leggett & Platt, Inc., 4.40%, 7/1/18	200,000	202,032
Starbucks Corp., 2.45%, 6/15/26, Callable 3/15/26 @ 100	350,000	337,781
		539,813
Consumer Staples (0.1%)
Campbell Soup Co., 4.50%, 2/15/19	150,000	153,705

Financials (1.2%)
American Express Co., 2.65%, 12/2/22	287,000	285,330
American Express Co., 7.00%, 3/19/18	250,000	252,691
Export-Import Bank of Korea, 1.75%, 2/27/18	250,000	249,848

See Notes to Financial Statements

	Shares or
	Principal
Security Description	Amount($)	Fair Value ($)

Corporate Bonds, Continued
Financials, continued
KFW, 1.88%, 11/30/20	250,000	248,230
National Rural Utilities Cooperative Finance Corp., 10.38%, 11/1/18	250,000	267,113
North American Development Bank, 4.38%, 2/11/20	100,000	104,229
		1,407,441
Health Care (0.4%)
Abbott Laboratories, 2.95%, 3/15/25, Callable 12/15/24 @ 100	100,000	98,268
Kaiser Foundation Hospitals, 3.15%, 5/1/27, Callable 2/1/27 @ 100	250,000	250,537
Merck & Co., Inc., 3.88%, 1/15/21, Callable 10/15/20 @ 100	150,000	156,702
		505,507
Industrials (0.4%)
Emerson Electric Co., 2.63%, 2/15/23, Callable 11/15/22 @ 100	200,000	199,651
Hubbell, Inc., 3.35%, 3/1/26, Callable 12/1/25 @ 100	145,000	147,461
Hubbell, Inc., 3.63%, 11/15/22	75,000	77,841
		424,953
Information Technology (1.2%)
Apple, Inc., 2.85%, 5/6/21	350,000	355,785
Apple, Inc., 2.85%, 2/23/23, Callable 12/23/22 @ 100	150,000	152,137
Apple, Inc., 3.00%, 6/20/27, Callable 3/20/27 @ 100	200,000	199,367
Oracle Corp., 3.40%, 7/8/24, Callable 4/8/24 @ 100	300,000	311,340
Oracle Corp., 5.75%, 4/15/18	200,000	202,301
Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	275,000	281,419
		1,502,349
Telecommunication Services (0.1%)
AT&T, Inc., 5.50%, 2/1/18	100,000	100,288
TOTAL CORPORATE BONDS (Cost $4,583,627)		4,634,056

MUNICIPAL BONDS (0.4%)
New York (0.2%):
New York State Environmental Facilities Corp., Series C, 1.89%, 7/15/22	190,000	184,828

Wisconsin (0.2%):
Wisconsin State, Build America Bonds, GO, 4.60%, 5/1/26, Callable 5/1/21 @ 100	250,000	266,330
TOTAL MUNICIPAL BONDS (Cost $440,967)		451,158

U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (20.6%)
Federal Farm Credit Bank
2.60%, 10/6/22	250,000	253,531
2.75%, 7/16/27	250,000	250,164
2.85%, 3/2/28	750,000	753,544
5.38%, 11/10/20	250,000	272,923
		1,530,162
Federal Home Loan Bank
1.88%, 11/29/21	1,000,000	992,204
2.13%, 3/10/23	1,000,000	988,640
2.50%, 3/11/22	200,000	202,290
2.88%, 6/14/24	1,000,000	1,028,920
2.88%, 9/13/24	1,000,000	1,026,373
3.25%, 6/9/23	850,000	893,867
5.25%, 8/15/22	1,000,000	1,132,145
5.50%, 7/15/36	700,000	961,876
		7,226,315
Federal Home Loan Mortgage Corp.
2.38%, 1/13/22	5,750,000	5,805,033

Federal National Mortgage Association
1.38%, 2/26/21	150,000	146,910
1.88%, 4/5/22	1,000,000	988,147
1.88%, 9/24/26	1,000,000	943,763
2.13%, 4/24/26	1,250,000	1,207,605
2.63%, 9/6/24	3,250,000	3,296,287
		6,582,712
Government National Mortgage Association
4.00%, 9/15/40	41,461	43,363
4.00%, 9/15/41	176,059	184,809
6.50%, 5/15/32	8,286	9,197
		237,369
Housing & Urban Development
2.70%, 8/1/22	491,000	491,592

U.S. Treasury Inflation Index Note
0.63%, 7/15/21	273,610	278,917
1.25%, 7/15/20	848,295	876,046
		1,154,963
U.S. Treasury Note
1.88%, 1/31/22	1,500,000	1,484,619
2.75%, 11/15/23	500,000	513,633
		1,998,252
TOTAL U.S. GOVERNMENT & U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $24,926,826)		25,026,398

INVESTMENT COMPANIES (1.2%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.17%(c)	1,450,882	1,450,882
TOTAL INVESTMENT COMPANIES (Cost $1,450,882)		1,450,882

Total Investments (Cost $80,946,466) — 99.5%(d)		120,721,972
Other assets in excess of liabilities — 0.5%		633,807
NET ASSETS — 100.0%		$121,355,779

(a)                       Non-income producing security.

(b)                       This security has been deemed illiquid and represents 0.08% of the Fund’s net assets.

(c)                        Rate disclosed is the seven day yield as of December 31, 2017.

(d)                       See Federal Tax Information listed in the Notes to the Financial Statements.

ADR           American Depositary Receipt

GO                    General Obligation

See Notes to Financial Statements

Financial Statements	Walden Asset Management Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at fair value (cost $80,946,466)	$120,721,972
Interest and dividends receivable	356,045
Receivable for investments sold	445,860
Receivable for capital shares issued	2,838
Prepaid expenses	13,877
Total Assets	121,540,592
Liabilities:
Payable for capital shares redeemed	79,565
Accrued expenses and other liabilities:
Investment adviser	65,335
Administration and accounting	3,830
Chief compliance officer	904
Custodian	1,289
Shareholder servicing fees	12,906
Transfer agent	3,188
Trustee	312
Other	17,484
Total Liabilities	184,813
Net Assets	$121,355,779
Composition of Net Assets:
Capital	$81,714,102
Accumulated undistributed net investment income	—
Accumulated net realized losses from investment transactions	(133,829)
Net unrealized appreciation from investments	39,775,506
Net Assets	$121,355,779
Shares outstanding (par value $0.01, unlimited number of shares authorized)	6,834,470
Net Asset Value, Offering Price and Redemption price per share	$17.76

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Interest	$742,298
Dividends	1,579,206
Total Investment Income	2,321,504
Expenses:
Investment adviser	838,075
Administration and accounting	96,934
Chief compliance officer	10,928
Custodian	15,463
Shareholder servicing	78,529
Transfer agency	39,770
Trustee	7,082
Other	59,797
Total expenses before fee reductions	1,146,578
Fees contractually reduced by the investment adviser	(28,580)
Net Expenses	1,117,998
Net Investment Income	1,203,506
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	734,267
Change in unrealized appreciation/depreciation from investments	13,570,535
Net realized/unrealized gains (losses) from investments	14,304,802
Change in Net Assets Resulting from Operations	$15,508,308

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

		For the
	For the year ended	nine months ended	For the year ended
	December 31, 2017	December 31, 2016	March 31, 2016

Investment Activities:
Operations:
Net investment income	$1,203,506	$794,296	$1,065,328
Net realized gains from investment transactions	734,267	608,726	2,797,103
Change in unrealized appreciation/depreciation from investments	13,570,535	3,962,515	(1,198,594)
Change in Net Assets Resulting from Operations	15,508,308	5,365,537	2,663,837
Dividends:
Net investment income	(1,213,718)	(1,023,297)	(1,064,984)
Net realized gains from investment transactions	(940,938)	(1,937,592)	(4,707,813)
Change in Net Assets Resulting from Shareholder Dividends	(2,154,656)	(2,960,889)	(5,772,797)
Capital Share Transactions:
Proceeds from shares issued	16,456,804	17,594,347	7,492,805
Dividends reinvested	1,829,653	2,556,856	5,204,742
Cost of shares redeemed	(11,410,706)	(8,320,463)	(7,196,993)
Change in Net Assets Resulting from Capital Share Transactions	6,875,751	11,830,740	5,500,554
Change in Net Assets	20,229,403	14,235,388	2,391,594
Net Assets:
Beginning of period	101,126,376	86,890,988	84,499,394
End of period	$121,355,779	$101,126,376	$86,890,988
Share Transactions:
Issued	989,294	1,115,592	495,652
Reinvested	103,312	161,826	348,143
Redeemed	(681,099)	(525,988)	(465,993)
Change in shares	411,507	751,430	377,802
Accumulated undistributed net investment income	$—	$—	$217,915

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	For the year	For the nine		For the year	For the year	For the year	For the year
	ended	months ended		ended	ended	ended	ended
	December 31,	December 31,		March 31,	March 31,	March 31,	March 31,
	2017	2016		2016	2015	2014	2013

Net Asset Value, Beginning of Period	$15.74	$15.32		$15.96	$15.17	$13.53	$12.82

Investment Activities:
Operations:
Net investment income	0.18	0.13		0.20	0.17	0.13	0.15
Net realized and unrealized gains from investment transactions	2.16	0.77		0.27	0.89	1.72	0.71
Total from investment activities	2.34	0.90		0.47	1.06	1.85	0.86
Dividends:
Net investment income	(0.18)	(0.17)		(0.21)	(0.16)	(0.13)	(0.15)
Net realized gains from investments	(0.14)	(0.31)		(0.90)	(0.11)	(0.08)	—
Total dividends	(0.32)	(0.48)		(1.11)	(0.27)	(0.21)	(0.15)

Net Asset Value, End of Period	$17.76	$15.74		$15.32	$15.96	$15.17	$13.53

Total Return	14.88%	5.87	%(a)	3.10%	7.00%	13.73%	6.83%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$121,356	$101,126		$86,891	$84,499	$79,168	$64,728
Ratio of net expenses to average net assets	1.00%	1.00	%(b)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.08%	1.13	%(b)	1.29%	1.06%	0.95%	1.25%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	1.03%	1.05	%(b)	1.06%	1.04%	1.05%	1.10%
Portfolio turnover rate	8.40%	10.18	%(a)	15.56%	21.62%	6.50%	15.93%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Equity Fund
December 31, 2017

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.4%)
Consumer Discretionary (11.3%)
Advance Auto Parts, Inc.	7,500	747,675
Autoliv, Inc.	5,500	698,940
Charter Communications, Inc., Class A (a)	4,879	1,639,149
Comcast Corp., Class A	70,000	2,803,500
Dollar General Corp.	22,000	2,046,220
McDonald’s Corp.	11,500	1,979,380
NIKE, Inc., Class B	45,000	2,814,750
Omnicom Group, Inc.	31,500	2,294,145
Priceline Group, Inc. (a)	1,100	1,911,514
Ross Stores, Inc.	41,000	3,290,250
Starbucks Corp.	33,000	1,895,190
The TJX Cos., Inc.	3,000	229,380
		22,350,093
Consumer Staples (10.1%)
Church & Dwight Co., Inc.	32,000	1,605,440
Colgate-Palmolive Co.	36,000	2,716,200
Costco Wholesale Corp.	20,000	3,722,400
Estee Lauder Cos., Inc.	25,000	3,181,000
General Mills, Inc.	29,000	1,719,410
PepsiCo, Inc.	26,000	3,117,920
Procter & Gamble Co.	5,000	459,400
Reckitt Benckiser Group PLC, Sponsored ADR	79,500	1,511,295
The Hershey Co.	16,000	1,816,160
		19,849,225
Energy (2.8%)
Apache Corp.	33,000	1,393,260
ConocoPhillips	70,000	3,842,300
Oceaneering International, Inc.	12,000	253,680
		5,489,240
Financials (19.1%)
American Express Co.	24,000	2,383,440
BB&T Corp.	55,000	2,734,600
Chubb Ltd.	17,000	2,484,210
Cincinnati Financial Corp.	18,000	1,349,460
Comerica, Inc.	23,000	1,996,630
Discover Financial Services	33,000	2,538,360
JPMorgan Chase & Co.	46,000	4,919,240
Northern Trust Corp.	29,000	2,896,810
PNC Financial Services Group, Inc.	28,500	4,112,265
State Street Corp.	28,000	2,733,080
SunTrust Banks, Inc.	45,000	2,906,550
T. Rowe Price Group, Inc.	21,500	2,255,995
U.S. Bancorp	80,000	4,286,400
Wells Fargo & Co.	1,000	60,670
		37,657,710
Health Care (14.3%)
Becton, Dickinson & Co.	17,000	3,639,020
Danaher Corp.	23,000	2,134,860
Dentsply Sirona, Inc.	22,000	1,448,260
Express Scripts Holding Co. (a)	500	37,320
Johnson & Johnson, Inc.	35,000	4,890,200
Medtronic PLC	27,000	2,180,250
Merck & Co., Inc.	32,000	1,800,640
Mettler-Toledo International, Inc. (a)	4,500	2,787,840
Stryker Corp.	21,000	3,251,640
UnitedHealth Group, Inc.	18,000	3,968,280
Waters Corp. (a)	11,000	2,125,090
		28,263,400
Industrials (13.1%)
3M Co.	19,000	4,472,030
Deere & Co.	16,500	2,582,415
Donaldson Co., Inc.	25,000	1,223,750
Emerson Electric Co.	38,500	2,683,065
Hubbell, Inc.	22,000	2,977,480
Illinois Tool Works, Inc.	19,000	3,170,150
Union Pacific Corp.	32,000	4,291,200
United Parcel Service, Inc., Class B	23,000	2,740,450
W.W. Grainger, Inc.	7,000	1,653,750
		25,794,290
Information Technology (22.3%)
Accenture PLC, Class A	28,000	4,286,520
Alphabet, Inc., Class A (a)	2,800	2,949,520
Alphabet, Inc., Class C (a)	4,900	5,127,360
Apple, Inc.	48,500	8,207,655
Automatic Data Processing, Inc.	32,000	3,750,080
Cisco Systems, Inc.	90,000	3,447,000
International Business Machines Corp.	2,000	306,840
Microsoft Corp.	88,000	7,527,520
Oracle Corp.	90,000	4,255,200
Visa, Inc., Class A	38,000	4,332,759
		44,190,454
Materials (3.8%)
AptarGroup, Inc.	26,000	2,243,280
PPG Industries, Inc.	25,000	2,920,500
Praxair, Inc.	15,000	2,320,200
		7,483,980
Utilities (2.6%)
Consolidated Edison, Inc.	30,000	2,548,500
Eversource Energy	40,000	2,527,200
		5,075,700

TOTAL COMMON STOCKS (Cost $103,026,393)		196,154,092

INVESTMENT COMPANIES (0.6%)

JPMorgan U.S. Government Money Market
Fund, Capital Shares, 1.17%(b)	1,203,139	1,203,139
TOTAL INVESTMENT COMPANIES (Cost $1,203,139)		1,203,139

Total Investments (Cost $104,229,532) — 100.0%(c)		197,357,231
Other assets in excess of liabilities — 0.0%		81,982
NET ASSETS — 100.0%		$197,439,213

(a)           Non-income producing security.

(b)           Rate disclosed is the seven day yield as of December 31, 2017.

(c)           See Federal Tax Information listed in the Notes to the Financial Statements.

ADR       American Depositary Receipt

See Notes to Financial Statements

Financial Statements	Walden Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at fair value (cost $104,229,532)	$197,357,231
Dividends receivable	214,915
Receivable for capital shares issued	48,539
Prepaid expenses	14,157
Total Assets	197,634,842
Liabilities:
Payable for capital shares redeemed	20,372
Accrued expenses and other liabilities:
Investment adviser	86,910
Administration and accounting	5,588
Chief compliance officer	1,483
Custodian	2,099
Shareholder servicing fees	44,668
Transfer agent	3,435
Trustee	512
Other	30,562
Total Liabilities	195,629
Net Assets	$197,439,213
Composition of Net Assets:
Capital	$104,811,332
Accumulated undistributed net investment income	—
Accumulated net realized losses from investment transactions	(499,818)
Net unrealized appreciation from investments	93,127,699
Net Assets	$197,439,213
Shares outstanding (par value $0.01, unlimited number of shares authorized)	9,135,476
Net Asset Value, Offering Price and Redemption price per share	$21.61

Amounts designated as “—” are $0 or have been rounded to $0.

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividends	$3,609,179
Total Investment Income	3,609,179
Expenses:
Investment adviser	1,403,605
Administration and accounting	155,097
Chief compliance officer	18,388
Custodian	25,660
Shareholder servicing	265,248
Transfer agency	44,223
Trustee	11,972
Other	86,520
Total expenses before fee reductions	2,010,713
Fees contractually reduced by the investment adviser	(138,810)
Net Expenses	1,871,903
Net Investment Income	1,737,276
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	7,172,343
Change in unrealized appreciation/depreciation from investments	26,282,872
Net realized/unrealized gains (losses) from investments	33,455,215
Change in Net Assets Resulting from Operations	$35,192,491

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

		For the
	For the year ended	nine months ended	For the year ended
	December 31, 2017	December 31, 2016	March 31, 2016

Investment Activities:
Operations:
Net investment income	$1,737,276	$1,330,065	$1,815,115
Net realized gains from investment transactions	7,172,343	1,501,606	7,214,050
Change in unrealized appreciation/depreciation from investments	26,282,872	12,051,364	(3,912,669)
Change in Net Assets Resulting from Operations	35,192,491	14,883,035	5,116,496
Dividends:
Net investment income	(1,740,760)	(1,666,011)	(1,870,888)
Net realized gains from investment transactions	(8,052,912)	(4,339,839)	(7,516,146)
Change in Net Assets Resulting from Shareholder Dividends	(9,793,672)	(6,005,850)	(9,387,034)
Capital Share Transactions:
Proceeds from shares issued	25,865,919	21,048,733	22,257,331
Dividends reinvested	8,724,992	5,332,754	8,562,564
Cost of shares redeemed	(44,380,575)	(17,994,687)	(19,482,695)
Change in Net Assets Resulting from Capital Share Transactions	(9,789,664)	8,386,800	11,337,200
Change in Net Assets	15,609,155	17,263,985	7,066,662
Net Assets:
Beginning of period	181,830,058	164,566,073	157,499,411
End of period	$197,439,213	$181,830,058	$164,566,073
Share Transactions:
Issued	1,267,580	1,143,143	1,287,052
Reinvested	405,060	281,858	489,010
Redeemed	(2,196,814)	(968,060)	(1,064,374)
Change in shares	(524,174)	456,941	711,688
Accumulated undistributed net investment income	$—	$—	$333,842

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

		For the nine
	For the year	months		For the year	For the year	For the year	For the year
	ended	ended		ended	ended	ended	ended
	December 31,	December 31,		March 31,	March 31,	March 31,	March 31,
	2017	2016		2016	2015	2014	2013

Net Asset Value, Beginning of Period	$18.82	$17.88		$18.55	$18.19	$15.41	$14.39

Investment Activities:
Operations:
Net investment income	0.20	0.14		0.23	0.18	0.16	0.16
Net realized and unrealized gains from investment transactions	3.70	1.44		0.29	1.29	2.86	1.01
Total from investment activities	3.90	1.58		0.52	1.47	3.02	1.17
Dividends:
Net investment income	(0.20)	(0.18)		(0.24)	(0.18)	(0.15)	(0.15)
Net realized gains from investments	(0.91)	(0.46)		(0.95)	(0.93)	(0.09)	—
Total dividends	(1.11)	(0.64)		(1.19)	(1.11)	(0.24)	(0.15)

Net Asset Value, End of Period	$21.61	$18.82		$17.88	$18.55	$18.19	$15.41

Total Return	20.77%	8.80	%(a)	2.92%	8.13%	19.66%	8.27%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$197,439	$181,830		$164,566	$157,499	$151,879	$130,698
Ratio of net expenses to average net assets	1.00%	1.00	%(b)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.93%	1.00	%(b)	1.21%	0.95%	0.95%	1.22%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	1.07%	1.09	%(b)	1.10%	1.09%	1.08%	1.14%
Portfolio turnover rate	9.88%	9.94	%(a)	17.78%	21.31%	12.33%	10.34%

Amounts designated as “—“ are $0 or have been rounded to $0.

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Midcap Fund
December 31, 2017

Security Description	Shares	Fair Value ($)

COMMON STOCKS (98.9%)
Consumer Discretionary (12.2%)
Dollar General Corp.	8,900	827,789
Expedia, Inc.	3,800	455,126
Hasbro, Inc.	4,775	434,000
Hyatt Hotels Corp., Class A (a)	11,975	880,642
Omnicom Group, Inc.	8,975	653,649
O’Reilly Automotive, Inc. (a)	2,250	541,215
Polaris Industries, Inc.	3,975	492,860
Ross Stores, Inc.	11,400	914,850
Williams Sonoma, Inc.	8,850	457,545
		5,657,676
Consumer Staples (5.2%)
Church & Dwight Co., Inc.	14,000	702,379
McCormick & Co., Inc.	3,600	366,876
The Clorox Co.	4,475	665,612
The Hershey Co.	6,150	698,087
		2,432,954
Energy (2.8%)
Dril-Quip, Inc. (a)	9,600	457,920
Helmerich & Payne, Inc.	5,200	336,128
Technipfmc PLC	16,475	515,832
		1,309,880
Financials (16.4%)
American Financial Group, Inc.	4,475	485,717
Brown & Brown, Inc.	9,975	513,313
Commerce Bancshares, Inc.	10,141	566,273
Discover Financial Services	8,600	661,512
East West Bancorp, Inc.	8,175	497,285
Eaton Vance Corp.	9,100	513,149
FactSet Research Systems, Inc.	4,475	862,601
Moody’s Corp.	3,400	501,874
Northern Trust Corp.	9,050	904,004
SEI Investments Co.	8,450	607,217
Signature Bank (a)	4,550	624,534
T. Rowe Price Group, Inc.	4,400	461,692
W. R. Berkley Corp.	6,135	439,573
		7,638,744
Health Care (11.2%)
Dentsply Sirona, Inc.	7,725	508,537
Henry Schein, Inc. (a)	4,500	314,460
Mettler-Toledo International, Inc. (a)	650	402,688
PerkinElmer, Inc.	9,050	661,736
ResMed, Inc.	5,575	472,147
Steris Plc	6,975	610,102
The Cooper Companies, Inc.	2,275	495,677
Varian Medical Systems, Inc. (a)	5,225	580,759
Waters Corp. (a)	3,475	671,335
Zimmer Biomet Holdings, Inc.	4,050	488,714
		5,206,155
Industrials (16.4%)
Ametek, Inc.	10,975	795,358
Donaldson Co., Inc.	8,850	433,208
Dover Corp.	6,375	643,811
Expeditors International of Washington, Inc.	5,225	338,005
Hubbell, Inc.	5,975	808,657
IDEX Corp.	4,750	626,858
Lincoln Electric Holdings, Inc.	6,275	574,665
Nordson Corp.	5,575	816,179
Roper Technologies, Inc.	1,775	459,725
Sensata Technologies Holding NV (a)	9,475	484,267
The Middleby Corp. (a)	4,275	576,911
Verisk Analytics, Inc. (a)	4,400	422,400
Wabtec Corp.	8,550	696,226
		7,676,270
Information Technology (15.9%)
Akamai Technologies, Inc. (a)	6,475	421,134
Amdocs Ltd.	9,975	653,163
ANSYS, Inc. (a)	3,500	516,565
Aspen Technology, Inc. (a)	8,125	537,875
Check Point Software Technologies Ltd. (a)	4,975	515,510
Citrix Systems, Inc. (a)	5,475	481,800
DST Systems, Inc.	6,025	373,972
F5 Networks, Inc. (a)	5,575	731,551
Fiserv, Inc. (a)	3,000	393,390
IPG Photonics Corp. (a)	3,475	744,102
Juniper Networks, Inc.	15,825	451,013
Paychex, Inc.	10,975	747,177
TE Connectivity Ltd.	8,875	843,480
		7,410,732
Materials (7.3%)
AptarGroup, Inc.	7,475	644,943
Avery Dennison Corp.	7,050	809,763
Ball Corp.	11,000	416,350
International Flavors & Fragrances, Inc.	5,300	808,833
RPM International, Inc.	13,375	701,118
		3,381,007
Real Estate (5.9%)
Digital Realty Trust, Inc.	3,975	452,753
Host Hotels & Resorts, Inc.	23,275	462,009
Jones Lang LaSalle, Inc.	3,875	577,104
Lamar Advertising Co., Class A	8,225	610,624
Realty Income Corp.	11,275	642,900
		2,745,390
Utilities (5.6%)
American Water Works Co., Inc.	4,325	395,694
Consolidated Edison, Inc.	7,825	664,734
Eversource Energy	12,930	816,917
ONE Gas, Inc.	9,875	723,443
		2,600,788

TOTAL COMMON STOCKS (Cost $30,639,107)		46,059,596

INVESTMENT COMPANIES (1.1%)

JPMorgan U.S. Government Money Market
Fund, Capital Shares, 1.17%(b)	496,773	496,773
TOTAL INVESTMENT COMPANIES (Cost $496,773)		496,773

Total Investments (Cost $31,135,880) — 100.0%(c)		46,556,369
Other assets in excess of liabilities — 0.0%		5,167
NET ASSETS — 100.0%		$46,561,536

(a)           Non-income producing security.

(b)           Rate disclosed is the seven day yield as of December 31, 2017.

(c)           See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Walden Midcap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at fair value (cost $31,135,880)	$46,556,369
Dividends receivable	44,483
Receivable for capital shares issued	1,930
Receivable for tax reclaims	555
Prepaid expenses	4,658
Total Assets	46,607,995
Liabilities:
Payable for capital shares redeemed	3,531
Accrued expenses and other liabilities:
Investment adviser	30,425
Administration and accounting	1,355
Chief compliance officer	346
Custodian	456
Shareholder servicing fees	629
Transfer agent	2,922
Trustee	120
Other	6,675
Total Liabilities	46,459
Net Assets	$46,561,536
Composition of Net Assets:
Capital	$30,324,846
Accumulated undistributed net investment income	—
Accumulated net realized gains from investment transactions	816,201
Net unrealized appreciation from investments	15,420,489
Net Assets	$46,561,536
Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,700,955
Net Asset Value, Offering Price and Redemption price per share	$17.24

Amounts designated as “—” are $0 or have been rounded to $0.

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividends	$621,591
Total Investment Income	621,591
Expenses:
Investment adviser	320,491
Administration and accounting	35,643
Chief compliance officer	4,165
Custodian	5,835
Shareholder servicing	3,712
Transfer agency	33,948
Trustee	2,693
Other	25,051
Total expenses before fee reductions	431,538
Fees contractually reduced by the investment adviser	(4,010)
Net Expenses	427,528
Net Investment Income	194,063
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	2,158,098
Change in unrealized appreciation/depreciation from investments	5,350,670
Net realized/unrealized gains (losses) from investments	7,508,768
Change in Net Assets Resulting from Operations	$7,702,831

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

		For the
	For the year ended	nine months ended	For the year ended
	December 31, 2017	December 31, 2016	March 31, 2016

Investment Activities:
Operations:
Net investment income	$194,063	$270,015	$201,196
Net realized gains from investment transactions	2,158,098	1,060,526	1,695,089
Change in unrealized appreciation/depreciation from investments	5,350,670	1,336,027	(1,472,122)
Change in Net Assets Resulting from Operations	7,702,831	2,666,568	424,163
Dividends:
Net investment income	(203,517)	(298,358)	(189,252)
Net realized gains from investment transactions	(1,315,187)	(1,581,320)	(1,580,533)
Change in Net Assets Resulting from Shareholder Dividends	(1,518,704)	(1,879,678)	(1,769,785)
Capital Share Transactions:
Proceeds from shares issued	2,254,433	1,818,727	1,992,838
Dividends reinvested	1,393,823	1,735,400	1,713,082
Cost of shares redeemed	(2,329,398)	(825,866)	(1,775,818)
Change in Net Assets Resulting from Capital Share Transactions	1,318,858	2,728,261	1,930,102
Change in Net Assets	7,502,985	3,515,151	584,480
Net Assets:
Beginning of period	39,058,551	35,543,400	34,958,920
End of period	$46,561,536	$39,058,551	$35,543,400
Share Transactions:
Issued	142,246	121,921	136,967
Reinvested	81,701	114,775	122,014
Redeemed	(144,502)	(55,474)	(121,971)
Change in shares	79,445	181,222	137,010
Accumulated undistributed net investment income	$—	$4,466	$32,810

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

		For the nine
	For the year	months		For the year	For the year	For the year	For the year
	ended	ended		ended	ended	ended	ended
	December 31,	December 31,		March 31,	March 31,	March 31,	March 31,
	2017	2016		2016	2015	2014	2013

Net Asset Value, Beginning of Period	$14.90	$14.57		$15.18	$14.06	$12.06	$11.11

Investment Activities:
Operations:
Net investment income	0.07	0.11		0.09	0.05	0.04	0.06
Net realized and unrealized gains from investment transactions	2.85	0.97		0.07	1.65	2.08	0.95
Total from investment activities	2.92	1.08		0.16	1.70	2.12	1.01
Dividends:
Net investment income	(0.08)	(0.12)		(0.08)	(0.05)	(0.03)	(0.06)
Net realized gains from investments	(0.50)	(0.63)		(0.69)	(0.53)	(0.09)	—
Total dividends	(0.58)	(0.75)		(0.77)	(0.58)	(0.12)	(0.06)

Net Asset Value, End of Period	$17.24	$14.90		$14.57	$15.18	$14.06	$12.06

Total Return	19.62%	7.36	%(a)	1.27%	12.25%	17.65%	9.12%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$46,562	$39,059		$35,543	$34,959	$30,577	$24,390
Ratio of net expenses to average net assets	1.00%	1.00	%(b)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.45%	0.97	%(b)	0.59%	0.35%	0.30%	0.58%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	1.01%	1.04	%(b)	1.07%	1.04%	1.04%	1.23%
Portfolio turnover rate	24.85%	12.59	%(a)	20.10%	16.06%	14.86%	12.32%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden SMID Cap Fund
December 31, 2017

Security Description	Shares	Fair Value ($)

COMMON STOCKS (99.5%)
Consumer Discretionary (11.3%)
Big Lots, Inc.	10,100	567,115
Brinker International, Inc.	8,150	316,546
Cheesecake Factory, Inc.	10,300	496,254
Choice Hotels International, Inc.	7,700	597,519
Dorman Products, Inc. (a)	6,775	414,223
Gentherm, Inc. (a)	8,350	265,113
Interpublic Group of Cos., Inc.	16,175	326,088
Nordstrom, Inc.	7,150	338,767
Polaris Industries, Inc.	2,850	353,372
Tenneco, Inc.	4,900	286,846
Texas Roadhouse, Inc.	7,800	410,904
Tiffany & Co.	4,100	426,195
Williams Sonoma, Inc.	6,475	334,758
		5,133,700
Consumer Staples (3.3%)
Church & Dwight Co., Inc.	9,300	466,581
Flowers Foods, Inc.	24,900	480,819
Lancaster Colony Corp.	1,800	232,578
Tootsie Roll Industries, Inc.	8,625	313,950
		1,493,928
Energy (2.5%)
Dril-Quip, Inc. (a)	7,650	364,905
Forum Energy Technologies, Inc. (a)	17,050	265,128
Helmerich & Payne, Inc.	8,250	533,280
		1,163,313
Financials (17.6%)
American Financial Group, Inc.	4,900	531,845
Bank of Hawaii Corp.	6,475	554,908
Brown & Brown, Inc.	9,700	499,162
Cohen & Steers, Inc.	8,525	403,147
Commerce Bancshares, Inc.	8,662	483,686
CVB Financial Corp.	14,700	346,332
East West Bancorp, Inc.	7,500	456,225
Eaton Vance Corp.	9,150	515,969
Everest Re Group Ltd.	1,775	392,737
FactSet Research Systems, Inc.	3,300	636,108
SEI Investments Co.	8,200	589,252
Signature Bank (a)	4,775	655,416
SVB Financial Group (a)	2,900	677,932
Texas Capital Bancshares, Inc. (a)	3,925	348,933
UMB Financial Corp.	6,075	436,914
W. R. Berkley Corp.	6,175	442,439
		7,971,005
Health Care (12.6%)
Chemed Corp.	1,900	461,738
Dentsply Sirona, Inc.	8,250	543,098
Masimo Corp. (a)	6,075	515,160
MEDNAX, Inc. (a)	8,800	470,272
Mettler-Toledo International, Inc. (a)	700	433,664
PerkinElmer, Inc.	8,200	599,584
ResMed, Inc.	6,400	542,016
Steris Plc	5,500	481,085
The Cooper Companies, Inc.	2,400	522,912
Varian Medical Systems, Inc. (a)	4,000	444,600
Waters Corp. (a)	3,900	753,441
		5,767,570
Industrials (17.4%)
Applied Industrial Technologies, Inc.	9,300	633,330
C.H. Robinson Worldwide, Inc.	5,200	463,268
Donaldson Co., Inc.	13,425	657,154
Expeditors International of Washington, Inc.	9,300	601,617
Franklin Electric Co., Inc.	8,000	367,200
Hubbell, Inc.	5,400	730,836
IDEX Corp.	3,400	448,698
Lincoln Electric Holdings, Inc.	6,525	597,560
Nordson Corp.	5,625	823,499
Sensata Technologies Holding NV (a)	9,700	495,767
The Middleby Corp. (a)	4,225	570,164
UniFirst Corp.	3,800	626,620
Valmont Industries, Inc.	2,700	447,795
Wabtec Corp.	5,875	478,401
		7,941,909
Information Technology (16.9%)
Akamai Technologies, Inc. (a)	8,525	554,466
Amdocs Ltd.	9,125	597,505
ANSYS, Inc. (a)	4,000	590,360
Aspen Technology, Inc. (a)	9,100	602,420
DST Systems, Inc.	10,500	651,734
F5 Networks, Inc. (a)	5,500	721,710
InterDigital, Inc.	4,425	336,964
IPG Photonics Corp. (a)	3,650	781,575
Jack Henry & Associates, Inc.	3,302	386,202
Juniper Networks, Inc.	17,850	508,725
NetApp, Inc.	9,700	536,604
NETGEAR, Inc. (a)	8,700	511,125
Tech Data Corp. (a)	4,900	480,053
Teradata Corp. (a)	11,475	441,329
		7,700,772
Materials (6.2%)
AptarGroup, Inc.	7,600	655,727
Avery Dennison Corp.	5,200	597,272
International Flavors & Fragrances, Inc.	4,400	671,484
RPM International, Inc.	10,075	528,132
Silgan Holdings, Inc.	13,425	394,561
		2,847,176
Real Estate (7.9%)
American Campus Communities, Inc.	4,900	201,047
CoreSite Realty Corp.	6,300	717,569
CubeSmart	9,375	271,125
Jones Lang LaSalle, Inc.	4,200	625,506
Lamar Advertising Co., Class A	7,350	545,664
LaSalle Hotel Properties	13,825	388,068
Ryman Hospitality Properties, Inc.	7,600	524,552
Tanger Factory Outlet Centers, Inc.	12,650	335,352
		3,608,883
Utilities (3.8%)
American States Water Co.	6,500	376,415
Atmos Energy Corp.	3,700	317,793
New Jersey Resources Corp.	10,200	410,040
ONE Gas, Inc.	8,900	652,014
		1,756,262

TOTAL COMMON STOCKS (Cost $33,256,895)		45,384,518

INVESTMENT COMPANIES (0.5%)

JPMorgan U.S. Government Money Market
Fund, Capital Shares, 1.17%(b)	230,142	230,142
TOTAL INVESTMENT COMPANIES (Cost $230,142)		230,142

Total Investments (Cost $33,487,037) — 100.0%(c)		45,614,660
Other assets in excess of liabilities — 0.0%		17,107
NET ASSETS — 100.0%		$45,631,767

(a)           Non-income producing security.

(b)           Rate disclosed is the seven day yield as of December 31, 2017.

(c)           See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Walden SMID Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at fair value (cost $33,487,037)	$45,614,660
Dividends receivable	50,249
Prepaid expenses	6,672
Total Assets	45,671,581
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	24,191
Administration and accounting	1,363
Chief compliance officer	341
Custodian	468
Shareholder servicing fees	3,619
Transfer agent	3,064
Trustee	118
Other	6,650
Total Liabilities	39,814
Net Assets	$45,631,767
Composition of Net Assets:
Capital	$32,992,539
Accumulated undistributed net investment income	—
Accumulated net realized gains from investment transactions	511,605
Net unrealized appreciation from investments	12,127,623
Net Assets	$45,631,767
Shares outstanding (par value $0.01, unlimited number of shares authorized)	2,733,924
Net Asset Value, Offering Price and Redemption price per share	$16.69

Amounts designated as “—” are $0 or have been rounded to $0.

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividends	$622,437
Total Investment Income	622,437
Expenses:
Investment adviser	315,162
Administration and accounting	34,969
Chief compliance officer	4,061
Custodian	5,756
Shareholder servicing	19,878
Transfer agency	36,590
Trustee	2,627
Other	34,549
Total expenses before fee reductions	453,592
Fees contractually reduced by the investment adviser	(33,179)
Net Expenses	420,413
Net Investment Income	202,024
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	1,342,837
Change in unrealized appreciation/depreciation from investments	5,029,481
Net realized/unrealized gains (losses) from investments	6,372,318
Change in Net Assets Resulting from Operations	$6,574,342

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

		For the
	For the year ended	nine months ended	For the year ended
	December 31, 2017	December 31, 2016	March 31, 2016

Investment Activities:
Operations:
Net investment income	$202,024	$287,328	$85,801
Net realized gains from investment transactions	1,342,837	824,662	2,067,072
Change in unrealized appreciation/depreciation from investments	5,029,481	3,678,759	(2,573,638)
Change in Net Assets Resulting from Operations	6,574,342	4,790,749	(420,765)
Dividends:
Net investment income	(234,490)	(335,455)	(46,429)
Net realized gains from investment transactions	(788,833)	(1,605,637)	(1,794,699)
Change in Net Assets Resulting from Shareholder Dividends	(1,023,323)	(1,941,092)	(1,841,128)
Capital Share Transactions:
Proceeds from shares issued	8,072,991	4,827,253	7,159,481
Dividends reinvested	777,475	1,350,333	1,419,506
Cost of shares redeemed	(6,898,171)	(3,350,858)	(2,234,323)
Change in Net Assets Resulting from Capital Share Transactions	1,952,295	2,826,728	6,344,664
Change in Net Assets	7,503,314	5,676,385	4,082,771
Net Assets:
Beginning of period	38,128,453	32,452,068	28,369,297
End of period	$45,631,767	$38,128,453	$32,452,068
Share Transactions:
Issued	519,460	338,923	543,712
Reinvested	47,091	90,687	109,954
Redeemed	(445,035)	(239,469)	(161,080)
Change in shares	121,516	190,141	492,586
Accumulated undistributed net investment income	$—	$14,094	$53,299

Amounts designated as “—” are $0 or have been rounded to $0.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

							Period
		For the nine					June 28,
	For the	months		For the year	For the year	For the year	2012(d)
	year ended	ended		ended	ended	ended	through
	December 31,	December 31,		March 31,	March 31,	March 31,	March 31,
	2017	2016		2016	2015	2014	2013

Net Asset Value, Beginning of Period	$14.60	$13.40		$14.70	$13.97	$12.09	$10.00

Investment Activities:
Operations:
Net investment income/(loss)	0.07	0.12		0.04	0.01	(0.01)	0.03
Net realized and unrealized gains (losses) from investment transactions	2.40	1.87		(0.44)	1.03	2.38	2.09
Total from investment activities	2.47	1.99		(0.40)	1.04	2.37	2.12
Dividends:
Net investment income	(0.09)	(0.14)		(0.02)	(0.01)	—	(0.03)
Net realized gains from investments	(0.29)	(0.65)		(0.88)	(0.30)	(0.49)	—
Total dividends	(0.38)	(0.79)		(0.90)	(0.31)	(0.49)	(0.03)

Net Asset Value, End of Period	$16.69	$14.60		$13.40	$14.70	$13.97	$12.09

Total Return	16.94%	14.73	%(a)	(2.47)%	7.60%	19.68%	21.28	%(a)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$45,632	$38,128		$32,452	$28,369	$25,780	$20,458
Ratio of net expenses to average net assets	1.00%	1.00	%(b)	1.00%	1.00%	1.00%	1.00	%(b)
Ratio of net investment income/(loss) to average net assets	0.48%	1.12	%(b)	0.30%	0.08%	(0.05)%	0.43	%(b)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	1.08%	1.12	%(b)	1.15%	1.12%	1.12%	1.60	%(b)
Portfolio turnover rate	31.92%	20.85	%(a)	43.24%	33.61%	51.57%	13.31	%(a)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

(d)    Commencement of operations on June 28, 2012.

See Notes to Financial Statements

Schedule of Portfolio Investments	Walden Small Cap Fund
December 31, 2017

Security Description	Shares	Fair Value ($)
COMMON STOCKS (98.6%)
Consumer Discretionary (12.8%)
Big Lots, Inc.	22,400	1,257,760
Brinker International, Inc.	17,400	675,816
Cheesecake Factory, Inc.	21,800	1,050,324
Choice Hotels International, Inc.	23,700	1,839,120
Dorman Products, Inc. (a)	17,900	1,094,406
Gentherm, Inc. (a)	14,700	466,725
ILG, Inc.	24,000	683,520
Monro Muffler Brake, Inc.	18,900	1,076,355
Sally Beauty Holdings, Inc. (a)	35,400	664,104
Tenneco, Inc.	19,400	1,135,676
Texas Roadhouse, Inc.	22,600	1,190,568
The Cato Corp., Class A	450	7,164
Tupperware Brands Corp.	6,700	420,090
Williams Sonoma, Inc.	19,200	992,640
		12,554,268
Consumer Staples (3.8%)
Flowers Foods, Inc.	62,900	1,214,599
Lancaster Colony Corp.	11,200	1,447,152
Tootsie Roll Industries, Inc.	30,500	1,110,200
		3,771,951
Energy (2.2%)
Dril-Quip, Inc. (a)	14,800	705,960
Forum Energy Technologies, Inc. (a)	42,500	660,875
Natural Gas Services Group, Inc. (a)	15,400	403,480
Oceaneering International, Inc.	17,700	374,178
		2,144,493
Financials (18.2%)
1st Source Corp.	12,900	637,905
Artisan Partners Asset Management, Inc., Class A	21,700	857,150
Bank of Hawaii Corp.	19,200	1,645,440
Bridge BanCorp, Inc.	11,300	395,500
Camden National Corp.	13,500	568,755
Cohen & Steers, Inc.	23,100	1,092,399
Commerce Bancshares, Inc.	20,610	1,150,862
CVB Financial Corp.	32,400	763,344
Eaton Vance Corp.	30,100	1,697,339
German American BanCorp	11,300	399,229
Horace Mann Educators Corp.	14,700	648,270
Independent Bank Corp.	10,200	712,470
Infinity Property & Casualty Corp.	8,500	901,000
Lakeland Financial Corp.	16,600	804,934
Morningstar, Inc.	15,100	1,464,247
Texas Capital Bancshares, Inc. (a)	9,200	817,880
Tompkins Financial Corp.	9,600	780,960
UMB Financial Corp.	15,400	1,107,568
Washington Federal, Inc.	25,500	873,375
Washington Trust BanCorp, Inc.	9,300	495,225
		17,813,852
Health Care (14.5%)
Anika Therapeutics, Inc. (a)	16,200	873,342
Atrion Corp.	1,100	693,660
Bio-Techne Corp.	9,600	1,243,680
Bruker Corp.	50,700	1,740,024
Chemed Corp.	7,500	1,822,650
CorVel Corp. (a)	8,800	465,520
Ensign Group, Inc.	29,900	663,780
Globus Medical, Inc., Class A (a)	23,200	953,520
Haemonetics Corp. (a)	18,900	1,097,712
Hill-Rom Holdings, Inc.	14,900	1,255,921
Masimo Corp. (a)	16,200	1,373,760
MEDNAX, Inc. (a)	15,200	812,288
U.S. Physical Therapy, Inc.	17,700	1,277,940
		14,273,797
Industrials (15.0%)
Applied Industrial Technologies, Inc.	22,500	1,532,250
Donaldson Co., Inc.	29,400	1,439,130
Franklin Electric Co., Inc.	34,200	1,569,780
Herman Miller, Inc.	27,300	1,093,365
Hub Group, Inc., Class A (a)	31,100	1,489,690
Kadant, Inc.	6,100	612,440
Landstar System, Inc.	13,300	1,384,530
Lincoln Electric Holdings, Inc.	17,200	1,575,176
Tennant Co.	11,100	806,415
UniFirst Corp.	8,900	1,467,610
Valmont Industries, Inc.	10,500	1,741,425
		14,711,811
Information Technology (16.1%)
Aspen Technology, Inc. (a)	23,000	1,522,600
Coherent, Inc. (a)	5,200	1,467,544
DST Systems, Inc.	22,500	1,396,575
ExlService Holdings, Inc. (a)	15,600	941,460
InterDigital, Inc.	13,800	1,050,870
NETGEAR, Inc. (a)	22,400	1,316,000
NIC, Inc.	68,000	1,128,800
Plantronics, Inc.	21,100	1,063,018
Power Integrations, Inc.	19,400	1,426,870
Syntel, Inc. (a)	24,200	556,358
Tech Data Corp. (a)	15,700	1,538,129
Teradata Corp. (a)	39,400	1,515,324
WEX, Inc. (a)	6,100	861,503
		15,785,051
Materials (5.7%)
AptarGroup, Inc.	18,500	1,596,180
Bemis Co., Inc.	24,700	1,180,413
Minerals Technologies, Inc.	12,400	853,740
Quaker Chemical Corp.	4,800	723,792
Silgan Holdings, Inc.	41,900	1,231,441
		5,585,566
Real Estate (5.6%)
CoreSite Realty Corp.	13,900	1,583,210
CubeSmart	36,400	1,052,688
LaSalle Hotel Properties	29,600	830,872
Ryman Hospitality Properties, Inc.	17,800	1,228,556
Tanger Factory Outlet Centers, Inc.	31,700	840,367
		5,535,693
Utilities (4.7%)
American States Water Co.	12,000	694,920
Hawaiian Electric Industries, Inc.	25,800	932,670
New Jersey Resources Corp.	28,100	1,129,620
ONE Gas, Inc.	24,700	1,809,522
		4,566,732
TOTAL COMMON STOCKS (Cost $72,133,179)		96,743,214

INVESTMENT COMPANIES (1.4%)

JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.17%(b)	1,363,474	1,363,474
TOTAL INVESTMENT COMPANIES (Cost $1,363,474)		1,363,474

Total Investments (Cost $73,496,653) — 100.0%(c)		98,106,688
Other assets in excess of liabilities — 0.0%		36,754
NET ASSETS — 100.0%		$98,143,442

(a)   Non-income producing security.

(b)   Rate disclosed is the seven day yield as of December 31, 2017.

(c)   See Federal Tax Information listed in the Notes to the Financial Statements.

See Notes to Financial Statements

Financial Statements	Walden Small Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at fair value (cost $73,496,653)	$98,106,688
Dividends receivable	100,444
Receivable for capital shares issued	16,600
Prepaid expenses	11,870
Total Assets	98,235,602
Liabilities:
Payable for capital shares redeemed	6,191
Accrued expenses and other liabilities:
Investment adviser	55,902
Administration and accounting	2,784
Chief compliance officer	709
Custodian	931
Shareholder servicing fees	8,591
Transfer agent	3,068
Trustee	245
Other	13,739
Total Liabilities	92,160
Net Assets	$98,143,442
Composition of Net Assets:
Capital	$73,555,406
Accumulated undistributed net investment income	45,161
Accumulated net realized losses from investment transactions	(67,160)
Net unrealized appreciation from investments	24,610,035
Net Assets	$98,143,442
Shares outstanding (par value $0.01, unlimited number of shares authorized)	5,056,203
Net Asset Value, Offering Price and Redemption price per share	$19.41

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividends	$1,282,681
Total Investment Income	1,282,681
Expenses:
Investment adviser	653,633
Administration and accounting	72,459
Chief compliance officer	8,534
Custodian	11,906
Shareholder servicing	62,972
Transfer agency	36,605
Trustee	5,519
Other	47,201
Total expenses before fee reductions	898,829
Fees contractually reduced by the investment adviser	(26,962)
Net Expenses	871,867
Net Investment Income	410,814
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains from investment transactions	3,897,223
Change in unrealized appreciation/depreciation from investments	5,447,583
Net realized/unrealized gains (losses) from investments	9,344,806
Change in Net Assets Resulting from Operations	$9,755,620

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

		For the
	For the year ended	nine months ended	For the year ended
	December 31, 2017	December 31, 2016	March 31, 2016

Investment Activities:
Operations:
Net investment income	$410,814	$655,028	$338,961
Net realized gains from investment transactions	3,897,223	1,896,069	7,497,629
Change in unrealized appreciation/depreciation from investments	5,447,583	9,644,974	(9,256,458)
Change in Net Assets Resulting from Operations	9,755,620	12,196,071	(1,419,868)
Dividends:
Net investment income	(474,566)	(784,955)	(296,905)
Net realized gains from investment transactions	(4,812,342)	(2,494,801)	(11,528,479)
Change in Net Assets Resulting from Shareholder Dividends	(5,286,908)	(3,279,756)	(11,825,384)
Capital Share Transactions:
Proceeds from shares issued	14,199,045	6,739,873	2,460,171
Dividends reinvested	4,225,840	2,655,254	9,605,667
Cost of shares redeemed	(9,948,923)	(2,866,880)	(16,806,854)
Change in Net Assets Resulting from Capital Share Transactions	8,475,962	6,528,247	(4,741,016)
Change in Net Assets	12,944,674	15,444,562	(17,986,268)
Net Assets:
Beginning of period	85,198,768	69,754,206	87,740,474
End of period	$98,143,442	$85,198,768	$69,754,206
Share Transactions:
Issued	743,521	398,334	149,403
Reinvested	219,867	141,012	612,606
Redeemed	(522,532)	(164,119)	(985,635)
Change in shares	440,856	375,227	(223,626)
Accumulated undistributed net investment income	$45,161	$49,717	$140,930

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

		For the nine
	For the year	months		For the year	For the year	For the year	For the year
	ended	ended		ended	ended	ended	ended
	December 31,	December 31,		March 31,	March 31,	March 31,	March 31,
	2017	2016		2016	2015	2014	2013

Net Asset Value, Beginning of Period	$18.46	$16.45		$19.66	$20.43	$18.48	$16.92

Investment Activities:
Operations:
Net investment income	0.09	0.16		0.08	0.04	0.01	0.07
Net realized and unrealized gains (losses) from investment transactions	2.02	2.58		(0.38)	0.66	3.42	1.93
Total from investment activities	2.11	2.74		(0.30)	0.70	3.43	2.00
Dividends:
Net investment income	(0.10)	(0.17)		(0.07)	(0.02)	—	(0.07)
Net realized gains from investments	(1.06)	(0.56)		(2.84)	(1.45)	(1.48)	(0.37)
Total dividends	(1.16)	(0.73)		(2.91)	(1.47)	(1.48)	(0.44)

Net Asset Value, End of Period	$19.41	$18.46		$16.45	$19.66	$20.43	$18.48

Total Return	11.50%	16.57	%(a)	(0.80)%	3.86%	18.58%	12.05%

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$98,143	$85,199		$69,754	$87,740	$103,791	$95,233
Ratio of net expenses to average net assets	1.00%	1.00	%(b)	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	0.47%	1.14	%(b)	0.45%	0.17%	0.03%	0.40%
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(c)	1.03%	1.06	%(b)	1.06%	1.01%	1.05%	1.09%
Portfolio turnover rate	27.16%	14.71	%(a)	38.05%	28.74%	36.60%	31.98%

Amounts designated as “—” are $0 or have been rounded to $0.

(a)    Not annualized for periods less than one year.

(b)    Annualized for periods less than one year.

(c)     During the periods, certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Walden International Equity Fund
Schedule of Portfolio Investments	December 31, 2017

Security Description	Shares	Fair Value ($)
COMMON STOCKS (98.5%)
Australia (6.0%)
Australia & New Zealand Banking Group Ltd.	11,096	247,493
Brambles Ltd.	34,113	267,294
Commonwealth Bank of Australia	6,482	404,452
CSL Ltd.	2,877	316,103
Origin Energy Ltd.(a)	50,479	369,697
Telstra Corp. Ltd.	97,283	274,951
Westpac Banking Corp.	10,001	243,212
Woodside Petroleum Ltd.	13,364	343,762
		2,466,964
Belgium (0.7%)
Colruyt SA	5,856	304,602
		304,602
Canada (8.7%)
Bank of Montreal	4,444	355,683
BCE, Inc.	5,842	280,665
Canadian National Railway Co.	4,673	385,389
Great-West Lifeco, Inc.	9,126	254,872
Intact Financial Corp.	3,270	273,167
Magna International, Inc.	4,266	241,812
Metro, Inc.	8,019	256,815
Royal Bank of Canada	6,484	529,585
The Bank of Nova Scotia	6,900	445,360
The Toronto-Dominion Bank	9,285	544,112
		3,567,460
Denmark (1.7%)
Novo Nordisk A/S	7,776	417,928
Novozymes A/S	4,918	280,810
		698,738
Finland (0.8%)
Kone OYJ	6,517	349,938
		349,938
France (8.6%)
Air Liquide SA	3,447	433,284
AXA SA	9,007	266,874
Danone SA	4,895	410,106
Dassault Systemes	3,315	351,941
Essilor International SA	2,119	291,839
Imerys SA	3,082	290,201
Legrand SA	3,700	284,416
L’Oreal SA	1,784	395,252
Publicis Groupe SA	4,098	277,758
Schneider Electric SE	3,001	254,395
Societe BIC SA	2,623	288,222
		3,544,288
Germany (8.6%)
Allianz SE	2,165	495,395
Beiersdorf AG	2,649	310,512
Deutsche Boerse AG	3,056	353,675
Fresenius SE & Co. KGaA	3,104	241,374
Fuchs Petrolub SE	4,952	262,180
Hannover Rueck SE	1,789	224,427
Henkel AG & Co. KGaA	2,115	253,234
Hugo Boss AG	2,890	245,210
Linde AG(a)	1,202	280,694
Merck KGaA	2,231	239,439
Muenchener Rueckversicherungs-Gesellschaft AG	1,010	218,083
SAP AG	3,792	424,179
		3,548,402
Hong Kong (3.3%)
Hang Lung Properties Ltd.	132,400	322,533
Hang Seng Bank Ltd.	14,820	367,680
Hysan Development Co. Ltd.	62,000	328,944
MTR Corp. Ltd.	54,900	321,347
		1,340,504
Ireland (1.7%)
Experian PLC	15,812	348,472
Kerry Group PLC	3,100	348,582
		697,054
Israel (0.6%)
Nice Systems, Ltd.	2,738	250,538
		250,538
Italy (2.2%)
Luxottica Group SpA	5,132	314,924
Snam SpA	63,657	311,721
Terna Rete Elettrica Nazionale SpA	50,472	293,361
		920,006
Japan (21.4%)
Astellas Pharma, Inc.	18,850	239,489
Benesse Holdings, Inc.	7,560	266,025
Canon, Inc.	10,775	401,509
Central Japan Railway Co.	1,415	253,263
Chugai Pharmaceutical Co. Ltd.	5,300	270,912
Daiwa House Industry Co. Ltd.	9,890	379,306
East Japan Railway Co.	2,725	265,773
Fast Retailing Co. Ltd.	805	320,122
JSR Corp.	13,200	259,339
KDDI Corp.	9,600	238,491
Kurita Water Industries, Ltd.	8,200	265,891
Mitsubishi Estate Co. Ltd.	18,800	326,469
Nippon Telegraph & Telephone Corp.	7,632	358,859
Nitto Denko Corp.	3,400	300,766
Nomura Research Institute Ltd.	6,688	310,474
NTT DOCOMO, Inc.	14,310	338,391
Oracle Corporation Japan	3,700	306,257
Oriental Land Co. Ltd.	4,225	384,440
Secom Co. Ltd.	3,835	289,362
Sumitomo Mitsui Financial Group, Inc.	9,150	394,459
Terumo Corp.	6,800	321,749
The Chiba Bank Ltd.	40,245	333,786
The Hachijuni Bank Ltd.	54,240	309,986
The Shizuoka Bank Ltd.	27,180	279,825
Tokio Marine Holdings, Inc.	5,950	270,660
Tokyo Gas Co. Ltd.	12,200	278,788
Toyota Motor Corp.	4,100	261,328
Yahoo Japan Corp.	61,835	283,334
Yamato Holdings Co. Ltd.	13,075	262,520
		8,771,573
Luxembourg (0.7%)
Tenaris SA	19,307	306,403
		306,403
Netherlands (4.3%)
Akzo Nobel NV	4,164	365,326
Core Laboratories NV	3,056	334,785
Koninklijke Ahold Delhaize NV	18,813	413,515
Koninklijke Vopak NV	7,029	307,862
Wolters Kluwer NV	6,754	352,040
		1,773,528
Norway (0.7%)
Statoil ASA	12,949	277,309
		277,309

See Notes to Financial Statements

Security Description	Shares	Fair Value ($)
COMMON STOCKS, CONTINUED
Singapore (1.2%)
ComfortDelGro Corp. Ltd.	174,950	258,555
Singapore Exchange Ltd.	41,400	229,950
		488,505
Spain (3.2%)
Banco Bilbao Vizcaya Argentaria SA	50,988	433,253
Enagas SA	11,341	324,307
Gas Natural SDG SA	12,002	276,954
Inditex SA	8,595	298,827
		1,333,341
Sweden (2.5%)
Atlas Copco AB	6,310	272,418
Hennes & Mauritz AB	9,986	206,627
Nordea Bank AB	24,459	296,261
Svenska Handelsbanken AB	20,076	274,463
		1,049,769
Switzerland (7.3%)
ABB Ltd.	13,257	355,171
Cie Financiere Richemont SA	3,329	301,578
Givaudan SA	118	272,641
Nestle SA	7,548	649,115
Novartis AG	3,284	276,428
Roche Holding AG	2,473	625,472
SGS SA	96	250,340
Sonova Holding AG-REG	1,830	285,902
		3,016,647
United Kingdom (14.3%)
Admiral Group PLC	9,911	267,271
Burberry Group PLC	12,989	313,103
Compass Group PLC	17,226	371,360
Croda International PLC	5,711	340,383
Investec PLC	34,827	250,715
ITV PLC	114,566	255,949
Johnson Matthey PLC	5,063	209,762
London Stock Exchange Group PLC	6,576	336,277
Marks & Spencer Group PLC	56,865	241,211
National Grid PLC	35,861	422,667
Next PLC	3,982	242,653
Reckitt Benckiser Group PLC	5,118	477,385
RELX PLC	14,529	340,614
Sage Group PLC	27,645	297,141
Schroders PLC	6,790	321,352
Smith & Nephew PLC	13,802	238,772
Smiths Group PLC	12,557	251,964
Unilever PLC	8,526	472,814
WPP PLC	14,697	265,461
		5,916,854
TOTAL COMMON STOCKS (Cost $36,735,748)		40,622,423

INVESTMENT COMPANIES (0.3%)
JPMorgan U.S. Government Money Market Fund, Capital Shares, 1.17%(b)	134,897	134,897
TOTAL INVESTMENT COMPANIES (Cost $134,897)		134,897

Total Investments (Cost $36,870,645) — 98.8%(c)		40,757,320
Other assets in excess of liabilities — 1.2%		476,964
NET ASSETS — 100.0%		$41,234,284

(a)                       Non-income producing security.

(b)                       Rate disclosed is the seven day yield as of December 31, 2017.

(c)                        See Federal Tax Information listed in the Notes to the Financial Statements.

The Fund invested, as a percentage of net assets at value, in the following industries as of December 31, 2017:

Percentage of Total
Industry	Net Assets
Financials	22.4%
Industrials	14.4%
Consumer Discretionary	11.6%
Consumer Staples	10.4%
Health Care	9.1%
Materials	8.0%
Information Technology	6.4%
Energy	6.2%
Telecommunication Services	3.6%
Real Estate	3.3%
Utilities	3.1%
Investment Companies	0.3%
Other net assets	1.2%
Total	100.0%

See Notes to Financial Statements

Financial Statements	Walden International Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

Assets:
Investments, at fair value (cost $36,870,645)	$40,757,320
Cash	245,285
Dividends receivable	35,222
Receivable for capital shares issued	210,700
Receivable for tax reclaims	32,058
Prepaid expenses	1,914
Total Assets	41,282,499
Liabilities:
Accrued expenses and other liabilities:
Investment adviser	26,516
Administration and accounting	9,360
Chief compliance officer	286
Custodian	4,183
Transfer agent	2,461
Trustee	100
Other	5,309
Total Liabilities	48,215
Net Assets	$41,234,284
Composition of Net Assets:
Capital	$37,568,964
Accumulated undistributed net investment income/(distributions in excess of net investment income)	(2,142)
Accumulated net realized losses from investment transactions	(221,096)
Net unrealized appreciation from investments	3,888,558
Net Assets	$41,234,284
Shares outstanding (par value $0.01, unlimited number of shares authorized)	3,725,087
Net Asset Value, Offering Price and Redemption price per share	$11.07

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividends	$912,420
Less: Foreign tax withholding	(102,961)
Total Investment Income	809,459
Expenses:
Investment adviser	222,425
Administration and accounting	64,543
Chief compliance officer	2,746
Custodian	53,589
Transfer agency	28,414
Trustee	1,711
Other	15,827
Total expenses before fee reductions	389,255
Fees contractually reduced by the investment adviser	(47,374)
Net Expenses	341,881
Net Investment Income	467,578
Net Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment securities and foreign currency transactions	(91,800)
Change in unrealized appreciation/depreciation from investment securities and foreign currency transactions	4,623,573
Net realized/unrealized gains (losses) from investments	4,531,773
Change in Net Assets Resulting from Operations	$4,999,351

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

			For the period
		For the	Jun. 9, 2015(a)
	For the year ended	nine months ended	through
	December 31, 2017	December 31, 2016	March 31, 2016

Investment Activities:
Operations:
Net investment income	$467,578	$192,131	$97,506
Net realized gains from investment transactions	(91,800)	(73,089)	(41,713)
Change in unrealized appreciation/depreciation from investments	4,623,573	(67,327)	(667,688)
Change in Net Assets Resulting from Operations	4,999,351	51,715	(611,895)
Dividends:
Net investment income	(471,514)	(259,568)	(39,886)
Net realized gains from investment transactions	—	—	(4,339)
Change in Net Assets Resulting from Shareholder Dividends	(471,514)	(259,568)	(44,225)
Capital Share Transactions:
Proceeds from shares issued	21,755,505	1,896,830	13,146,620
Proceeds from shares issued in subscriptions in-kind(b)	—	—	251,381
Dividends reinvested	335,788	237,659	44,225
Cost of shares redeemed	(97,588)	—	—
Change in Net Assets Resulting from Capital Share Transactions	21,993,705	2,134,489	13,442,226
Change in Net Assets	26,521,542	1,926,636	12,786,106
Net Assets:
Beginning of period	14,712,742	12,786,106	—
End of period	$41,234,284	$14,712,742	$12,786,106
Share Transactions:
Issued	2,130,028	196,549	1,322,610
Issued in subscriptions in-kind(b)	—	—	25,138
Reinvested	30,582	25,555	4,690
Redeemed	(10,065)	—	—
Change in shares	2,150,545	222,104	1,352,438
Accumulated undistributed net investment income/(distributions in excess of net investment income)	$(2,142)	$(10,510)	$62,697

Amounts designated as “—” are $0 or have been rounded to $0.

(a)         Commencement of operations on June 9, 2015.

(b)         See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

				For the period
		For the		June 9, 2015(a)
	For the year ended	nine months ended		through
	December 31, 2017	December 31, 2016		March 31, 2016

Net Asset Value, Beginning of Period	$9.34	$9.45		$10.00

Investment Activities:
Operations:
Net investment income	0.13	0.12		0.08
Net realized and unrealized gains/(losses) from investment transactions	1.73	(0.06)		(0.59)
Total from investment activities	1.86	0.06		(0.51)
Dividends:
Net investment income	(0.13)	(0.17)		(0.04)
Net realized gains from investments	—	—		—
Total dividends	(0.13)	(0.17)		(0.04)

Net Asset Value, End of Period	$11.07	$9.34		$9.45

Total Return	19.92%	0.62	%(b)	(5.09	)%(b)

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$41,234	$14,713		$12,786
Ratio of net expenses to average net assets	1.15%	1.15	%(c)	1.15	%(c)
Ratio of net investment income to average net assets	1.57%	1.87	%(c)	1.22	%(c)
Ratio of expenses (before fee reductions or recoupment of fees previously reimbursed by the investment adviser) to average net assets(d)	1.31%	1.86	%(c)	2.21	%(c)
Portfolio turnover rate	10.16%	4.90	%(b)	5.11	%(b)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)         Commencement of operations on June 9, 2015.

(b)         Not annualized for periods less than one year.

(c)          Annualized for periods less than one year.

(d)         During the periods certain fees were reduced. If such fee reduction had not occurred, the ratio would have been as indicated.

See Notes to Financial Statements

Notes to Financial Statements	December 31, 2017

1.              Organization:

The Boston Trust & Walden Funds (the “Trust”) was organized on January 8, 1992 as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust contains the following funds (individually a “Fund”, collectively the “Funds”), each of which are registered as a diversified Fund under the 1940 Act:

Fund	Short Name
Boston Trust Asset Management Fund	Asset Management Fund
Boston Trust Equity Fund	Equity Fund
Boston Trust Midcap Fund	Midcap Fund
Boston Trust SMID Cap Fund	SMID Cap Fund
Boston Trust Small Cap Fund	Small Cap Fund

Walden Asset Management Fund	Walden Asset Management Fund
Walden Equity Fund	Walden Equity Fund
Walden Midcap Fund	Walden Midcap Fund
Walden SMID Cap Fund (formerly Walden SMID Cap Innovations Fund)	Walden SMID Cap Fund
Walden Small Cap Fund (formerly Walden Small Cap Innovations Fund)	Walden Small Cap Fund
Walden International Equity Fund	Walden International Equity Fund

The investment objective of the Asset Management Fund and Walden Asset Management Fund is to seek long-term capital growth and income through an actively managed portfolio of stocks, bonds and money market instruments. The investment objective of the Equity Fund and Walden Equity Fund is to seek long-term capital growth through an actively managed portfolio of stocks. The investment objective of the Midcap Fund and Walden Midcap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of middle capitalization companies. The investment objective of the SMID Cap Fund and Walden SMID Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small to middle capitalization companies. The investment objective of the Small Cap Fund and Walden Small Cap Fund is to seek long-term capital growth through an actively managed portfolio of stocks of small capitalization companies. The investment objective of the Walden International Equity Fund is to seek long-term capital growth through an actively managed portfolio of equities of international companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts with its vendors and others that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect risk of loss to be remote.

2.              Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies and ASU 2013-08.

Security Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The value of each equity security, including common stocks, is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. The prices for foreign securities are reported in local currency and converted to U.S dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by a recognized independent pricing service.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are provided by an independent pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

The Trust may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair value of such securities. If market prices are not readily available or, in the opinion of the Adviser, market prices do not reflect fair value, or if an event occurs after the close of trading on the exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser will value the Funds’ assets at their fair value according to policies approved by the Board. The Adviser believes that foreign security values may be affected by volatility that occurs in global markets on a trading day after the close of any given foreign securities markets. The fair valuation procedures, therefore, include a procedure whereby foreign security prices may be “fair valued” by an independent pricing service through the use of factors which take such volatility into account.

Investments in investment companies and money market funds are valued at net asset value per share.

Continued

Notes to Financial Statements	December 31, 2017

Fair Value Measurements:

The valuation techniques employed by the Funds, as described above in Security Valuation, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those investments.

Pursuant to the valuation techniques described above in Security Valuation, equity securities are generally categorized as Level 1 securities in the fair value hierarchy (unless there is a fair valuation event, in which case affected securities are generally categorized as Level 2 securities). Debt securities, including those with a remaining maturity of 60 days or less, are generally categorized as Level 2 securities in the fair value hierarchy. Open-ended investment companies and money market funds are generally categorized as Level 1 securities in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Adviser under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Funds’ investments based on the three levels defined above:

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities
Asset Management Fund
Common Stocks(1)	$388,585,813	$—	$388,585,813
Corporate Bonds(1)	—	16,472,198	16,472,198
Municipal Bonds(2)	—	5,194,335	5,194,335
U.S. Government & U.S. Government Agency Obligations	—	73,679,963	73,679,963
Investment Companies	7,467,822	—	7,467,822
Total	396,053,635	95,346,496	491,400,131
Equity Fund
Common Stocks(1)	133,198,714	—	133,198,714
Investment Companies	767,602	—	767,602
Total	133,966,316	—	133,966,316
Midcap Fund
Common Stocks(1)	61,151,965	—	61,151,965
Investment Companies	370,168	—	370,168
Total	61,522,133	—	61,522,133
SMID Cap Fund
Common Stocks(1)	55,831,034	—	55,831,034
Investment Companies	522,951	—	522,951
Total	56,353,985	—	56,353,985
Small Cap Fund
Common Stocks(1)	363,846,920	—	363,846,920
Investment Companies	1,981,117	—	1,981,117
Total	365,828,037	—	365,828,037
Walden Asset Management Fund
Common Stocks(1)	89,060,456	—	89,060,456
Certificate of Deposit	—	99,022	99,022
Corporate Bonds(1)	—	4,634,056	4,634,056
Municipal Bonds(2)	—	451,158	451,158
U.S. Government & U.S. Government Agency Obligations	—	25,026,398	25,026,398
Investment Companies	1,450,882	—	1,450,882
Total	90,511,338	30,210,634	120,721,972
Walden Equity Fund
Common Stocks(1)	196,154,092	—	196,154,092
Investment Companies	1,203,139	—	1,203,139
Total	197,357,231	—	197,357,231
Walden Midcap Fund
Common Stocks(1)	46,059,596	—	46,059,596
Investment Companies	496,773	—	496,773
Total	46,556,369	—	46,556,369
Walden SMID Cap Fund
Common Stocks(1)	45,384,518	—	45,384,518
Investment Companies	230,142	—	230,142
Total	45,614,660	—	45,614,660
Walden Small Cap Fund
Common Stocks(1)	96,743,214	—	96,743,214
Investment Companies	1,363,474	—	1,363,474
Total	98,106,688	—	98,106,688

Continued

Notes to Financial Statements	December 31, 2017

		Level 2
	Level 1	Other Significant	Total Investments
Fund Name	Quoted Prices	Observable Inputs	in Securities
Walden International Equity Fund
Common Stocks(3)
Auto Components	$241,812	$—	$241,812
Banks	1,874,740	3,584,870	5,459,610
Diversified Telecommunication Services	280,665	633,810	914,475
Energy Equipment & Service	334,785	306,403	641,188
Food & Staples Retailing	256,815	718,117	974,932
Insurance	528,039	1,742,710	2,270,749
Road & Rail	385,389	1,098,938	1,484,327
Other Common Stocks	—	28,635,330	28,635,330
Investment Companies	134,897	—	134,897
Total	4,037,142	36,720,178	40,757,320

(1)         For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

(2)         For detailed State classifications, see the accompanying Schedules of Portfolio Investments.

(3)         For detailed Country classifications, see the accompanying Schedules of Portfolio Investments.

The Funds recognize transfers, if any, between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of December 31, 2017, from the valuation input levels used on December 31, 2016. The Funds did not hold any Level 3 securities as of the year ended December 31, 2017.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of certain foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”), which report information on the source of their distribution annually. Certain distributions received from REITs during the year, which are known to be return of capital, are recorded as a reduction to the cost of the individual REIT.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund. Expenses relating to the Trust are allocated proportionately to each Fund within the Trust according to the relative net assets of each Fund or on another reasonable basis.

Dividends to Shareholders:

Dividends to shareholders are recorded on the ex-dividend date. Dividends to shareholders from net investment income, if any, are declared and paid annually by the Funds. Dividends to shareholders from net realized gains, if any, are declared and distributed at least annually by the Funds.

Federal Income Taxes:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes. Therefore, no federal income tax provision is required.

Management has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including Federal (i.e., the last four tax year ends and the interim tax period since then, as applicable) and believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken as of and during the year ended December 31, 2017. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits, as income tax expense in the Statement of Operations as incurred.

Foreign Currency Transactions:

The accounting records of the Funds are maintained in U.S. dollars denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i) value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii) purchases and sales of Investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Funds do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Continued

Notes to Financial Statements	December 31, 2017

New Accounting Pronouncements:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Funds’ adoption of these amendments, effective with the schedules of investments prepared as of December 31, 2017, has no effect on the Funds’ net assets or results of operations.

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

3.              Related Party Transactions and Other Service Arrangements:

Investment Adviser:

The Trust, with respect to the Funds, and the Adviser are parties to an Investment Advisory Agreement under which the Adviser is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates before contractual waivers:

Fund	Fee Rate
Asset Management Fund	0.75%
Equity Fund	0.75%
Midcap Fund	0.75%
SMID Cap Fund	0.75%
Small Cap Fund	0.75%

Fund	Fee Rate
Walden Asset Management Fund	0.75%
Walden Equity Fund	0.75%
Walden Midcap Fund	0.75%
Walden SMID Cap Fund	0.75%
Walden Small Cap Fund	0.75%
Walden International Equity Fund	0.75%

Additionally, two trustees of the Trust are officers of the Adviser or its affiliate, and an officer of the Trust is an officer of the Adviser. These persons are not paid directly by the Funds.

Administration and Fund Accounting:

Citi Fund Services Ohio, Inc. (“Citi”) serves the Funds as administrator. Citi provides administrative and fund accounting services for a fee that is computed daily and paid monthly, based on the aggregate daily net assets of the Trust plus certain base fees.

Certain officers of the Trust are affiliated with Citi. Such persons were paid no fees directly by the Funds for serving as Officers of the Trust. Citi makes an employee available to serve as the Funds’ Chief Compliance Officer (“CCO”) under a Compliance Service Agreement between the Funds and Citi (the “CCO Agreement”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid Citi $150,000 for the year ended December 31, 2017, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by the CCO as an employee of Citi.

Distribution:

BHIL Distributors, LLC, which is not affiliated with Citi or the Adviser, serves as the Funds’ distribution agent during 2017. Effective February 28, 2018, BHIL Distributors, LLC changed its name to Foreside Financial Services, LLC (“Foreside”). Foreside is not affiliated with Citi or the Adviser. Fees for these services are paid monthly by the Adviser and not by the Funds.

Shareholder Services:

The Funds may enter into shareholder services agreements with investment advisers, banks, trust companies and other types of organizations (“Authorized Service Providers”), which may include affiliates of the Funds, for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Provider for its clients or other parties with whom they have a servicing relationship. Affiliates of the Funds did not receive any fees during the year ended December 31, 2017.

Custodian and Transfer Agency:

Boston Trust & Investment Management Company (“Boston Trust”), the parent company of the Adviser, acts as the Funds transfer agent. Under the transfer agency agreement, Boston Trust receives a fixed fee of $18,000 annually per fund, accrued daily and paid monthly for its services. Under a sub-transfer agency agreement, FIS Investor Services, LLC receives a fixed annual fee accrued daily and paid monthly, plus annual per account fees and certain out of pocket expenses for its services to the Trust. Expenses incurred under the transfer agency agreement and sub-transfer agency agreement are presented collectively as “Transfer Agency” expenses on the Statements of Operations.

Boston Trust acts as the Funds’ custodian, with the exception of the Walden International Equity Fund. Under the custody agreement, Boston Trust receives an annual asset based fee of 0.014% of the value of securities held. Citibank, N.A. receives sub-custodian fees from Boston Trust for each Fund except the Walden International Equity Fund. Under a separate custody agreement, Citibank, N.A., an affiliate of Citi, serves as custodian for the Walden International Equity Fund and receives a fee based on a percentage of assets held on behalf of the Walden International Equity Fund, transaction fees and certain out of pocket expenses for its services. Such percentages vary by the jurisdiction in which the assets are held.

Fee Reductions:

The Adviser has agreed to reduce its fees payable by the Funds to the extent necessary, exclusive of brokerage costs, interest, taxes, dividends, litigation, indemnification, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted accounting principles) of each Fund, except the SMID Cap Fund and the Walden International Equity Fund, to 1.00% of the average daily net assets. The Adviser has agreed to reduce its fees payable by the SMID Cap Fund and the Walden International Equity Fund to the

Continued

Notes to Financial Statements	December 31, 2017

extent necessary, subject to certain exclusions, to limit the aggregate annual operating expenses of the SMID Cap Fund to 0.75% of its average daily net assets and the Walden International Equity Fund to 1.15% of its average daily net assets. Any such reductions made by the Adviser in its fees or in the payment or reimbursement of expenses that are a Fund’s obligation may be subject to repayment by the Fund within three years provided the Fund receiving the reduction, payment or reimbursement is able to effect such repayment and remain in compliance with applicable expense limitations. The expense limitation agreement shall automatically renew effective May 1 of every year until the Adviser provides written notice of non-renewal to the Trust.

Pursuant to its agreement, for the years ended March 31, 2015, 2016, the nine month period ended December 31, 2016, and the year ended December 31, 2017, the Adviser reimbursed, and has yet to recoup, fees in the following amounts:

Fund	Amount	Expires
Midcap Fund	$1,526	3/31/2019
	6,555	12/31/2019

SMID Cap Fund	29,670	3/31/2018
	44,650	3/31/2019
	37,894	12/31/2019
	87,452	12/31/2020

Small Cap Fund	213,139	3/31/2018
	297,469	3/31/2019
	157,762	12/31/2019
	58,104	12/31/2020

Fund	Amount	Expires
Walden Asset Management Fund	$25,881	3/31/2018
	40,670	3/31/2019
	34,372	12/31/2019
	28,580	12/31/2020

Walden Equity Fund	124,593	3/31/2018
	151,560	3/31/2019
	124,204	12/31/2019
	138,810	12/31/2020

Walden Midcap Fund	7,376	3/31/2018
	17,571	3/31/2019
	12,415	12/31/2019
	4,010	12/31/2020

Walden SMID Cap Fund	25,541	3/31/2018
	37,277	3/31/2019
	31,322	12/31/2019
	33,179	12/31/2020

Walden Small Cap Fund	2,313	3/31/2018
	42,280	3/31/2019
	36,830	12/31/2019
	26,962	12/31/2020

Walden International Equity Fund	85,178	3/31/2019
	73,099	12/31/2019
	47,374	12/31/2020

During the year ended December 31, 2017, the Adviser recouped $9,182 from the Midcap Fund.

As of December 31, 2017, the Adviser may recoup amounts from the Funds as follows:

Total Potential Recoupment
Asset Management Fund	$—
Equity Fund	—
Midcap Fund	8,081
SMID Cap Fund	199,666
Small Cap Fund	726,474

Total Potential Recoupment
Walden Asset Management Fund	$129,503
Walden Equity Fund	539,167
Walden Midcap Fund	41,372
Walden SMID Cap Fund	127,319
Walden Small Cap Fund	108,385
Walden International Equity Fund	205,651

During the year ended December 31, 2017, the Equity Fund delivered securities of the Fund in exchange for the redemption of shares. The total fair value of the in-kind redemptions was $5,350,555 for 231,726 shares of the Equity Fund.

During the year ended March 31, 2016, certain securities of an affiliated separately managed account were exchanged, at fair value, as in-kind transfers of the Walden International Equity Fund. The total fair value of the in-kind transfers was $251,381 for 25,138 shares of the Walden International Equity Fund in exchange for securities of an affiliated separately managed account.

Interfund Lending:

Pursuant to an Exemptive Order issued by the SEC, the Funds may participate in an interfund lending program (the “Program”). This Program provides an alternative credit facility under which the Funds may lend to, or borrow from, one another, consistent with each Fund’s investment objectives, limitations and organization documents. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of Assets and Liabilities. As of December 31, 2017, the Funds had no outstanding loans to or from another fund under the Program. The Funds’ activity in the Program during the period for which loans were outstanding was as follows:

				Weighted Average
		Weighted Average		Annualized Interest	Interest Income
Fund	Borrower or Lender	Loan Balance	Days Outstanding	Rate	(Expense)
Asset Management Fund	Lender	$1,888,461	1	2.89%	$150
SMID Cap Fund	Borrower	1,888,461	1	2.89%	(150)

Continued

Notes to Financial Statements	December 31, 2017

4.              Purchases and Sales of Securities:

Cost of purchases and proceeds from sales and maturities of securities, excluding short-term securities, U.S. Government securities and in-kind redemptions, for the Funds for the year ended December 31, 2017, totaled:

Fund	Purchases	Sales and Maturities
Asset Management Fund	$50,703,607	$29,911,589
Equity Fund	11,329,557	12,584,966
Midcap Fund	13,805,119	12,810,486
SMID Cap Fund	54,513,282	10,777,046
Small Cap Fund	81,783,472	84,013,879
Walden Asset Management Fund	11,727,862	7,957,169
Walden Equity Fund	18,372,009	35,436,825
Walden Midcap Fund	10,463,022	10,504,841
Walden SMID Cap Fund	14,597,500	13,284,637
Walden Small Cap Fund	26,883,706	23,659,064
Walden International Equity Fund	24,482,569	2,948,904

Cost of purchases and proceeds from sales and maturities of U.S. Government Securities, excluding short-term securities, for the Funds for the year ended December 31, 2017, totaled:

Fund	Purchases	Sales and Maturities
Asset Management Fund	$7,822,852	$—
Walden Asset Management Fund	4,964,286	1,248,862

5.              Federal Income Tax Information:

At December 31, 2017, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for federal income tax purposes, were as follows:

		Gross Tax Unrealized	Gross Tax Unrealized	Net Unrealized Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
Asset Management Fund	$301,532,895	$190,541,572	$(674,336)	$189,867,236
Equity Fund	67,767,291	66,353,663	(154,638)	66,199,025
Midcap Fund	38,201,455	23,819,597	(498,919)	23,320,678
SMID Cap Fund	50,033,511	6,798,171	(477,697)	6,320,474
Small Cap Fund	264,308,870	110,731,083	(9,211,916)	101,519,167
Walden Asset Management Fund	80,956,175	40,279,399	(513,602)	39,765,797
Walden Equity Fund	104,586,321	93,434,702	(663,792)	92,770,910
Walden Midcap Fund	31,136,694	15,813,877	(394,202)	15,419,675
Walden SMID Cap Fund	33,603,319	12,671,008	(659,667)	12,011,341
Walden Small Cap Fund	73,653,393	26,873,174	(2,419,879)	24,453,295
Walden International Equity Fund	36,871,123	4,558,982	(672,785)	3,886,197

The tax character of distributions paid during the fiscal year ended December 31, 2017 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Total Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid(1)
Asset Management Fund	$5,033,185	$6,865,925	$11,899,110	$11,899,110
Equity Fund	1,291,316	2,118,848	3,410,164	3,410,164
Midcap Fund	729,312	3,129,409	3,858,721	3,858,721
SMID Cap Fund	519,807	68,822	588,629	588,629
Small Cap Fund	3,371,093	27,299,561	30,670,654	30,670,654
Walden Asset Management Fund	1,296,570	858,086	2,154,656	2,154,656
Walden Equity Fund	1,932,721	7,860,951	9,793,672	9,793,672
Walden Midcap Fund	408,200	1,110,504	1,518,704	1,518,704
Walden SMID Cap Fund	594,253	429,070	1,023,323	1,023,323
Walden Small Cap Fund	1,118,233	4,168,675	5,286,908	5,286,908
Walden International Equity Fund	471,514	—	471,514	471,514

(1)         Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

Continued

Notes to Financial Statements	December 31, 2017

The tax character of distributions paid during the nine month fiscal period ended December 31, 2016 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Total Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid(1)
Asset Management Fund	$4,223,815	$15,345,985	$19,569,800	$19,569,800
Equity Fund	1,112,876	6,430,098	7,542,974	7,542,974
Midcap Fund	659,104	2,744,636	3,403,740	3,403,740
SMID Cap Fund	118,839	271,297	390,136	390,136
Small Cap Fund	3,993,823	9,153,927	13,147,750	13,147,750
Walden Asset Management Fund	1,044,552	1,916,337	2,960,889	2,960,889
Walden Equity Fund	1,714,128	4,291,722	6,005,850	6,005,850
Walden Midcap Fund	464,829	1,414,849	1,879,678	1,879,678
Walden SMID Cap Fund	792,165	1,148,927	1,941,092	1,941,092
Walden Small Cap Fund	732,553	2,547,203	3,279,756	3,279,756
Walden International Equity Fund	259,568	—	259,568	259,568

(1)         Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

The tax character of distributions paid during the fiscal year ended March 31, 2016 was as follows:

	Distributions paid from
		Net Long Term	Total Taxable	Total Distributions
Fund	Ordinary Income	Capital Gains	Distributions	Paid (1)
Asset Management Fund	$4,817,610	$14,994,468	$19,812,078	$19,812,078
Equity Fund	1,334,295	6,343,300	7,677,595	7,677,595
Midcap Fund	402,244	2,425,712	2,827,956	2,827,956
SMID Cap Fund	42,783	324,242	367,025	367,025
Small Cap Fund	2,611,157	57,191,988	59,803,145	59,803,145
Walden Asset Management Fund	1,069,344	4,703,453	5,772,797	5,772,797
Walden Equity Fund	1,870,888	7,516,146	9,387,034	9,387,034
Walden Midcap Fund	341,785	1,428,000	1,769,785	1,769,785
Walden SMID Cap Fund	246,894	1,594,235	1,841,129	1,841,129
Walden Small Cap Fund	428,898	11,396,486	11,825,384	11,825,384
Walden International Equity Fund	44,225	—	44,225	44,225

(1)         Total distributions paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes distributions are recognized when actually paid.

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed		Accumulated	Unrealized
	Ordinary	Long-Term Capital	Accumulated	Capital and Other	Appreciation	Total Accumulated
Fund	Income	Gains	Earnings	Losses	(Depreciation)(2)	Earnings (Deficit)
Asset Management Fund	$—	$6,967,186	$6,967,186	$—	$189,867,236	$196,834,422
Equity Fund	3,532	544,355	547,887	—	66,199,025	66,746,912
Midcap Fund	81,454	750,255	831,709	—	23,320,678	24,152,387
SMID Cap Fund	278,278	66,908	345,186	—	6,320,474	6,665,660
Small Cap Fund	—	—	—	(254,396)	101,519,167	101,264,771
Walden Asset Management Fund	—	—	—	(124,120)	39,765,797	39,641,677
Walden Equity Fund	—	—	—	(143,029)	92,770,910	92,627,881
Walden Midcap Fund	74,244	742,771	817,015	—	15,419,675	16,236,690
Walden SMID Cap Fund	—	627,887	627,887	—	12,011,341	12,639,228
Walden Small Cap Fund	21,482	113,259	134,741	—	24,453,295	24,588,036
Walden International Equity Fund	—	—	—	(222,760)	3,888,080	3,665,320

(2)         The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the end of its tax year ended December 31, 2017, the Fund has net capital loss carry forwards (“CLCFs”) not subject to expiration as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

Fund	Short Term	Long Term	Total
Walden International Equity Fund	$4,202	$216,417	$220,619

During the year ended December 31, 2017, the following Funds utilized capital loss carryforwards to offset realized capital gains:

Fund	Amount
Walden International Equity Fund	$58,201

Continued

Notes to Financial Statements	December 31, 2017

Under current tax law, net investment losses and capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds deferred losses as follows:

	Late Year	Post October
Fund	Ordinary Loss	Capital Losses
Small Cap Fund	$—	$254,396
Walden Asset Management Fund	—	124,120
Walden Equity Fund	—	143,029
Walden International Equity Fund	2,141	—

As of December 31, 2017, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Accumulated Net	Accumulated Net
Fund	Investment Income	Realized Gains	Paid in Capital
Asset Management Fund	$28,306	$(28,306)	$—
Equity Fund	(1)	(3,996,729)	3,996,730
Midcap Fund	10,011	(10,011)	—
SMID Cap Fund	5,569	(5,569)	—
Small Cap Fund	264,434	(115,897)	(148,537)
Walden Asset Management Fund	10,212	(8,290)	(1,922)
Walden Equity Fund	3,484	14	(3,498)
Walden Midcap Fund	4,988	(4,988)	—
Walden SMID Cap Fund	18,372	(18,372)	—
Walden Small Cap Fund	59,196	(59,194)	(2)
Walden International Equity Fund	12,304	(11,287)	(1,017)

The amounts of dividends to shareholders from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. return of capital, net operating loss, reclassification of certain market discounts, gain/ loss on paydowns, and distribution),such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment: temporary differences (e.g. wash sales and post October losses) do not require reclassification. To the extent dividends to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

6.              Control Ownership and Principal Holders:

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), owning more than 25% of the total shares outstanding of the Fund as detailed below.

Fund	Control Ownership	% of Ownership
Asset Management Fund	US Bank N.A.	87.29
Equity Fund	US Bank N.A.	93.45
Midcap Fund	US Bank N.A.	94.33
SMID Cap Fund	Fidelity Investments	44.82
SMID Cap Fund	SEI Private Trust Company	27.93
Walden Asset Management Fund	US Bank N.A.	61.81
Walden Equity Fund	US Bank N.A.	31.05
Walden Midcap Fund	US Bank N.A.	95.48
Walden SMID Cap Fund	US Bank N.A.	62.18
Walden Small Cap Fund	US Bank N.A.	39.69
Walden International Equity Fund	US Bank N.A.	84.94

7.              Subsequent Events:

Management has evaluated events and transactions through the date these financial statements were issued and concluded no subsequent events required recognition or disclosure in these financial statements.

Continued

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Boston Trust & Walden Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Boston Trust & Walden Funds, comprising the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Fund, Walden Small Cap Fund and Walden International Equity Fund (the “Funds”), as of December 31, 2017, and the related statements of operations and changes in net assets and financial highlights for each of the periods presented, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2008.

/s/ Cohen & Company, Ltd.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 27, 2018

Supplementary Information (Unaudited)	December 31, 2017

Federal Income Tax Information:

During the fiscal year ended December 31, 2017, the Funds declared long-term realized gain distributions in the following amounts:

Fund	15% Capital Gains
Asset Management Fund	$6,865,925
Equity Fund	2,118,848
Midcap Fund	3,129,409
SMID Cap Fund	68,822
Small Cap Fund	27,299,561
Walden Asset Management Fund	858,086
Walden Equity Fund	7,860,951
Walden Midcap Fund	1,110,504
Walden SMID Cap Fund	429,070
Walden Small Cap Fund	4,168,675

During the fiscal year ended December 31, 2017, the Funds declared short-term realized gain distributions in the following amounts:

Fund	Short-Term Capital Gains
Midcap Fund	$467,916
SMID Cap Fund	266,679
Small Cap Fund	1,639,487
Walden Asset Management Fund	86,144
Walden Equity Fund	191,948
Walden Midcap Fund	209,672
Walden SMID Cap Fund	392,229
Walden Small Cap Fund	707,418

For the fiscal year ended December 31, 2017, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Fund	Distributions Received Deduction
Asset Management Fund	100.00%
Equity Fund	100.00%
Midcap Fund	93.25%
SMID Cap Fund	49.38%
Small Cap Fund	100.00%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	86.03%
Walden Small Cap Fund	90.99%

For the fiscal year ended December 31, 2017, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

Fund	Qualified Dividend Income
Asset Management Fund	100.00%
Equity Fund	100.00%
Midcap Fund	96.03%
SMID Cap Fund	44.78%
Small Cap Fund	100.00%
Walden Asset Management Fund	100.00%
Walden Equity Fund	100.00%
Walden Midcap Fund	100.00%
Walden SMID Cap Fund	89.98%
Walden Small Cap Fund	96.09%
Walden International Equity Fund	100.00%

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on December 31, 2017 are as follows:

	Foreign Source	Foreign Tax Expense
Fund	Income Per Share ($)	Per Share ($)
Walden International Equity Fund	0.25	0.09

The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2017. These shareholders will receive more detailed information along with their 2017 Form 1099-DIV.

Continued

Table of Shareholder Expenses:

As a shareholder of the Trust, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Boston Trust & Walden Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 through December 31, 2017.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period(1)	During Period
	7/1/17	12/31/17	7/1/17 - 12/31/17	7/1/17 - 12/31/17
Asset Management Fund	$1,000.00	$1,084.60	$4.83	0.92%
Equity Fund	1,000.00	1,113.10	4.85	0.91%
Midcap Fund	1,000.00	1,104.40	5.30	1.00%
SMID Cap Fund	1,000.00	1,099.10	3.97	0.75%
Small Cap Fund	1,000.00	1,083.20	5.25	1.00%
Walden Asset Management Fund	1,000.00	1,078.20	5.24	1.00%
Walden Equity Fund	1,000.00	1,111.40	5.32	1.00%
Walden Midcap Fund	1,000.00	1,104.30	5.30	1.00%
Walden SMID Cap Fund	1,000.00	1,091.70	5.27	1.00%
Walden Small Cap Fund	1,000.00	1,079.90	5.24	1.00%
Walden International Equity Fund	1,000.00	1,066.70	5.99	1.15%

(1)         Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the costs incurred by the Funds for buying and selling securities. The Funds do not charge transaction fees, such as redemption fees, nor do the Funds charge a sales charge (load). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

				Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period(1)	During Period
	7/1/17	12/31/17	7/1/17 - 12/31/17	7/1/17 - 12/31/17
Asset Management Fund	$1,000.00	$1,020.57	$4.69	0.92%
Equity Fund	1,000.00	1,020.62	4.63	0.91%
Midcap Fund	1,000.00	1,020.16	5.09	1.00%
SMID Cap Fund	1,000.00	1,021.42	3.82	0.75%
Small Cap Fund	1,000.00	1,020.16	5.09	1.00%
Walden Asset Management Fund	1,000.00	1,020.16	5.09	1.00%
Walden Equity Fund	1,000.00	1,020.16	5.09	1.00%
Walden Midcap Fund	1,000.00	1,020.16	5.09	1.00%
Walden SMID Cap Fund	1,000.00	1,020.16	5.09	1.00%
Walden Small Cap Fund	1,000.00	1,020.16	5.09	1.00%
Walden International Equity Fund	1,000.00	1,019.41	5.85	1.15%

(1)         Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Continued

Tabular Summary of Schedules of Portfolio Investments:

The Boston Trust Funds invested, as a percentage of total net assets, in the following industries as of December 31, 2017.

Asset Management Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	19.2%
Financials	18.0%
U.S. Government & U.S. Government Agency Obligations	14.8%
Industrials	11.2%
Health Care	10.8%
Consumer Staples	7.7%
Consumer Discretionary	7.4%
Energy	2.9%
Materials	2.7%
Utilities	1.7%
Investment Companies	1.5%
Municipal Bonds	1.0%
Other net assets	1.1%
Total	100.0%

Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	23.7%
Financials	21.1%
Industrials	13.4%
Health Care	13.2%
Consumer Staples	10.1%
Consumer Discretionary	9.1%
Energy	3.5%
Materials	3.2%
Utilities	2.1%
Investment Companies	0.6%
Total	100.0%

Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	16.4%
Financials	16.3%
Industrials	15.2%
Consumer Discretionary	13.0%
Health Care	11.6%
Materials	7.2%
Utilities	5.9%
Real Estate	5.7%
Consumer Staples	5.3%
Energy	2.8%
Investment Companies	0.6%
Total	100.0%

SMID Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	16.9%
Industrials	16.7%
Information Technology	16.7%
Health Care	12.5%
Consumer Discretionary	12.3%
Real Estate	7.5%
Materials	6.1%
Consumer Staples	3.9%
Utilities	3.6%
Energy	2.7%
Investment Companies	0.9%
Other net assets	0.2%
Total	100.0%

Small Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	18.3%
Information Technology	15.9%
Health Care	15.7%
Industrials	14.4%
Consumer Discretionary	12.9%
Real Estate	5.7%
Materials	5.4%
Utilities	4.6%
Consumer Staples	4.3%
Energy	2.2%
Investment Companies	0.5%
Other net assets	0.1%
Total	100.0%

Continued

The Walden Funds invested, as a percentage of total net assets, in the following industries and countries as of December 31, 2017.

Walden Asset Management Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
U.S. Government & U.S. Government Agency Obligations	20.6%
Information Technology	17.4%
Financials	15.1%
Health Care	11.5%
Industrials	10.1%
Consumer Discretionary	8.8%
Consumer Staples	7.7%
Materials	2.5%
Energy	2.0%
Utilities	2.0%
Investment Companies	1.2%
Municipal Bonds	0.4%
Certificate of Deposit	0.1%
Telecommunication Services	0.1%
Other net assets	0.5%
Total	100.0%

Walden Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Information Technology	22.3%
Financials	19.1%
Health Care	14.3%
Industrials	13.1%
Consumer Discretionary	11.3%
Consumer Staples	10.1%
Materials	3.8%
Energy	2.8%
Utilities	2.6%
Investment Companies	0.6%
Total	100.0%

Walden Midcap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Industrials	16.4%
Financials	16.4%
Information Technology	15.9%
Consumer Discretionary	12.2%
Health Care	11.2%
Materials	7.3%
Real Estate	5.9%
Utilities	5.6%
Consumer Staples	5.2%
Energy	2.8%
Investment Companies	1.1%
Total	100.0%

Walden SMID Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	17.6%
Industrials	17.4%
Information Technology	16.9%
Health Care	12.6%
Consumer Discretionary	11.3%
Real Estate	7.9%
Materials	6.2%
Utilities	3.8%
Consumer Staples	3.3%
Energy	2.5%
Investment Companies	0.5%
Total	100.0%

Walden Small Cap Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Financials	18.2%
Information Technology	16.1%
Industrials	15.0%
Health Care	14.5%
Consumer Discretionary	12.8%
Materials	5.7%
Real Estate	5.6%
Utilities	4.7%
Consumer Staples	3.8%
Energy	2.2%
Investment Companies	1.4%
Total	100.0%

Walden International Equity Fund

Percentage of Total
Security Allocation for the Schedule of Portfolio Investments	Net Assets
Japan	21.4%
United Kingdom	14.3%
Canada	8.7%
Germany	8.6%
France	8.6%
Switzerland	7.3%
Australia	6.0%
Netherlands	4.3%
Hong Kong	3.3%
Spain	3.2%
Sweden	2.5%
Italy	2.2%
Denmark	1.7%
Ireland	1.7%
Singapore	1.2%
Finland	0.8%
Luxembourg	0.7%
Norway	0.7%
Belgium	0.7%
Israel	0.6%
United States	0.3%
Other net assets	1.2%
Total	100.0%

Continued

Other Information:

A description of the policies and guidelines that the Funds use to determine how to vote proxies related to portfolio securities is available: (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Proxy voting policies and guidelines as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-282-8782 ext. 7050, (ii) on the Boston Trust & Investment Management, Inc. website at http://www.btim.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Continued

The annual consideration by the Board of Trustees (the “Board”) of the continuation of the investment advisory agreement between Boston Trust Investment Management, Inc., (the “Adviser”) and Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Fund, Walden Small Cap Fund, and Walden International Equity Fund (the “Funds”).

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with Boston Trust Investment Management, Inc. (the “Adviser”) be renewed annually by the Board of Trustees of The Boston Trust & Walden Funds (the “Trust”), including a majority of the Board who are not “interested persons” of the Trust or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether its continuance is fair to the Funds and their shareholders. The Board considered the continuation of the Investment Advisory Agreement at an in-person meeting held on August 11, 2017. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of each series of the Trust (the “Funds”) and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Funds; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Funds grow; (v) whether the fee levels reflect these economies of scale to the benefit of Funds’ shareholders; (vi) the advisory fees paid by other comparable funds advised by the Adviser or by a different investment adviser; (vii) the Funds’ expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser.

At the meeting on August 11, 2017, the Board engaged in a thorough review process to determine whether to continue the Investment Advisory Agreement. The Board met directly with representatives of the Adviser and reviewed the information and data listed above, as supplemented by Citi Fund Services Ohio, Inc., the Trust’s administrator. As part of its deliberations, the Board also considered and relied upon the information about the Funds and the Adviser that it had received throughout the year as part of its ongoing oversight of the Funds and their operations.

The Board gave careful consideration to the nature, extent and quality of the services provided by the Adviser. The Trustees reviewed the organizational structure of the Adviser and its parent, Boston Trust & Investment Management Company (“Boston Trust”). The Board discussed Board of Director and management changes at the Adviser and Boston Trust, respectively, noting that the changes were part of a succession plan previous discussed with the Board. The Board considered the Adviser’s investment philosophy, its portfolio construction process and its fixed income approach, as well as the Adviser’s asset allocation, large cap, mid-cap, small-cap and SMID-cap investment process. The Board discussed the approach taken by Walden Asset Management, an affiliate of the Adviser, with respect to sustainable, responsible impact investing, including its environmental, social and governance (“ESG”) research framework and its portfolio screening guidelines. The Board reviewed the Adviser’s experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser. The Board reviewed biographical information about the employees of Boston Trust. The Board discussed with the Adviser the Adviser’s brokerage allocation and execution strategy, noting that the Adviser does not take into consideration sales of Fund shares in selecting brokers through which its affects Fund portfolio transactions. The Board considered the Adviser’s compliance program and its business continuity and disaster recovery plans. Finally, Taking into account the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

Next, the Board reviewed the performance of the Funds from inception through June 30, 2017, comparing the performance to peer groups and various indices, and also, in the case of the Boston Trust Asset Management Fund and the Walden Asset Management Fund, to a bond index, equity index and Treasury bills. The Board noted that as of June 30, 2017, each Fund, other than the Walden International Equity Fund, outperformed the index and is peer group at various times for the Year-to-date, 1-year, 3-year, 5-year and Since Inception periods. Each Fund underperformed or performed consistent with its peer group during the same periods. The Board noted that for periods in which the Funds underperformed their benchmarks, they participated in the rising market and provided downside protection in falling markets. The Board noted that this downside protection is consistent with The Adviser’s approach to each Fund’s strategy and is routinely communicated to clients and investors.

The Board then turned to a review of the range of advisory fees paid by the Boston Trust Funds and Walden Funds to the Adviser and the total operating expenses of each Fund. The Board noted that, with the exception of the Boston Trust Equity Fund and the Walden Equity Fund, each Boston Trust Fund and Walden Fund has contractual advisory fees below one or both of their Lipper and Morningstar peer group averages. The contractual advisory fees charged by the Boston Trust Equity Fund and the Walden Equity Fund are 0.06% above the Lipper average and 0.20% above the Morningstar average. However, contractual advisory fees for the Boston Trust Equity Fund and the Walden Equity Fund are well below 1.00% and 1.49%, the highest fees, respectively, in the appropriate Lipper and Morningstar ranges.

Continued

The Board noted that the Adviser has been operating under an Expense Limitation Agreement that requires the Adviser to waive fees and/or reimburse expenses to the extent total operating expenses of any Fund (other than the Walden International Equity Fund) exceed 1.00%. The expense limit for the Walden International Equity Fund is 1.15%. and the expense limit for the Boston Trust SMID Cap Fund is 0.75%. The actual advisory fees charged by each Fund, except the Boston Trust Equity Fund, after fee waivers and/or expense reimbursements, are below one or both of their Lipper and Morningstar peer group averages. The actual advisory fee charged by the Boston Trust Equity Fund after expense is 0.06% above the Lipper average and 0.20% above the Morningstar average after fee waivers and/or expense reimbursements.

Turning to total operating expenses, the Board noted that the expense ratios for all of the Funds, other than the Boston Trust Equity Fund and the Walden Equity Fund, are below one or both of their Lipper and Morningstar peer group averages. The expense ratios for the Boston Trust Equity Fund and the Walden Equity Fund are each lower r than the industry average after waivers and reimbursements. After considering the comparative data as described above, and the proposed renewal of the Expense Limitation Agreement, the Board concluded that the advisory fees and expense ratios were reasonable.

In reviewing the costs of the services to be provided and the profits to be realized by the Adviser, the Board reviewed the Adviser’s income statement for the six months ended June 30, 2017 and balance sheet for the 9 months ending December 31, 2016, as well as the gross and net profit margins realized on each Fund. The Board considered that the Adviser is a wholly-owned subsidiary of Boston Trust & Investment Management Company and the payment of direct and indirect Trust expenses is governed by an Intercompany Services Agreement between the Adviser and Boston Trust. The Board noted that the Adviser’s relationship with the Funds was profitable even though the Adviser is operating under an Expense Limitation Agreement with the Trust. The Board discussed the custody and transfer agency fees earned by the Adviser for services provided to the Funds, which are reduced by amounts paid for sub-custody and sub-transfer agency services.

Information about Trustees and Officers (Unaudited)	December 31, 2017

Overall responsibility for management of the Funds rests with the Board of Trustees. The names of the Trustees and Officers of the Funds, their addresses, ages and principal occupations during the past five years are provided in the tables below. The business address of the persons listed below is 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, unless otherwise listed. Trustees who are deemed “interested persons,” as defined in the Investment Company Act of 1940, are referred to as Interested Trustees. Trustees who are not interested persons are referred to as Independent Trustees. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-282-8782 or by visiting www.btim.com.

					Other
				Number of Funds	Directorships
	Position(s)	Term of Office*		in Fund Complex	Held by Trustee
Name,	Held with	and Length of	Principal Occupation(s)	Overseen by	during the past
Date of Birth	the Funds	Time Served	During Past Five Years	Trustee	five years
INTERESTED TRUSTEES

Lucia B. Santini One Beacon Street 33rd Floor Boston, MA 02108 Year of Birth: 1958	Trustee and President	Since 2011	President, Boston Trust Investment Management, Inc., January, 2017 to present, Managing Director, February, 2001 to December 31, 2016; Managing Director and Senior Portfolio Manager, Boston Trust & Investment Management Company (bank trust company), November, 1993 to present.	11	None

Heidi Soumerai One Beacon Street 33rd Floor Boston, MA 02108 Year of Birth: 1957	Trustee	Since 2013	Managing Director and Director of ESG Research, Boston Trust & Investment Management Company, August 2004 to present; Research Analyst, Boston Trust & Investment Management, January 1985 to present.	11	None

INDEPENDENT TRUSTEES

Michael M. Van Buskirk Year of Birth: 1947	Trustee and Chairman of the Board	Since 1992	Retired since 2014. President and Chief Executive Officer, Ohio Bankers League, May 1991 to December 2013.	11	Advisers Investment Trust (2011 to present) (Chairman of the Board)

Diane E. Armstrong Year of Birth: 1964	Trustee	Since 2005	President, Armstrong Financial Services (financial planning firm), November 2012 to present; Managing Director of Financial Planning Services.	11	None

Elizabeth E. McGeveran Year of Birth: 1971	Trustee	Since 2016	Director, Impact Investing, The McKnight Foundation, September 2014 to present.	11	None

OFFICERS WHO ARE NOT TRUSTEES

Jennifer Ellis One Beacon Street 33rd Floor Boston, MA 02108 Year of Birth: 1972	Treasurer	Since 2011	Director of Finance/Treasurer, Boston Trust & Investment Management Company, May 2011 to present.	N/A	N/A

Curtis Barnes 800 Boylston Street 24th Floor Boston, MA 02199 Year of Birth: 1953	Secretary	Since 2007	Senior Vice President, Citi Fund Services Ohio, Inc. (fund administrator), August 2007 to present.	N/A	N/A

Charles Booth 4400 Easton Commons Suite 200 Columbus, OH 43219 Year of Birth: 1960	Chief Compliance Officer	Since 2015	Director, Citi Fund Services Ohio, Inc. (fund administrator), May 2007 to present.	N/A	N/A

*   Trustees hold their position with the Funds until their resignation or removal. Officers hold their positions with the Funds until a successor has been duly elected and qualified.

Ms. Santini and Ms. Soumerai are considered “interested persons” of the Trust as defined in the 1940 Act due to their employment with Boston Trust Investment Management, Inc., the Funds’ Investment Adviser.

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Investment Adviser

Boston Trust Investment Management, Inc.

One Beacon Street

Boston, MA 02108

Transfer Agent

Boston Trust & Investment Management Company

One Beacon Street

Boston, MA 02108

Administrator

Citi Fund Services Ohio, Inc.

4400 Easton Commons, Suite 200

Columbus, OH 43219

Distributor

Foreside Financial Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, OH 44115

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

02/18

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)  The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Diane Armstrong, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		December 2017	December 2016	March 2016
(a)	Audit Fees	$114,500	$106,500	$98,500

(b)	Audit-Related Fees	$17,250	$17,250	$17,250

The fees for 2016 and 2017 relate to the consent issuance in three Form 17f-2 filings filed with the Securities and Exchange Commission (“SEC”).

		December 2017	December 2016	March 2016
(c)	Tax Fees	$27,500	$27,500	$27,500

Tax fees for both 2016 and 2017 relate to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

		December 2017	December 2016	March 2016
(d)	All Other Fees	$0	$0	$0

(e)(1)                                         The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Funds and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Fund officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

(e)(2)                                         For the fiscal years ended December 31, 2017, 2016 and March 31, 2016,100% of all the fees in paragraph (b) through (d) were approved by the Audit Committee.

(f)                                                         Not applicable.

(g)                                                        For the fiscal year ended December 31, 2017, Cohen Fund Audit Services, Ltd. billed non-audit fees of $44,750.

For the fiscal year ended December 31, 2016, Cohen Fund Audit Services, Ltd. billed non-audit fees of $44,750.

For the fiscal year ended March 31, 2016, Cohen Fund Audit Services, Ltd. billed non-audit fees of $44,750.

(h)                                                       Not applicable.

Item 5.         Audit Committee of Listed Registrants.

Not applicable.

Item 6.         Investments.

(a) Included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Boston Trust & Walden Funds

By (Signature and Title)*	/s/ Lucia Santini, President

Date	3/1/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Lucia Santini, President

Date	3/1/18

By (Signature and Title)*	/s/ Jennifer Ellis, Treasurer

Date	3/1/18